                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                               (Amendment No. 1)

Check the appropriate box:

|X|      Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_|      Definitive Information Statement

                           PREMIER CLASSIC ART, INC.

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|_|      No fee required.

|X|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)      Title of each class of securities to which transaction applies:

A.       Common Stock, $0.000001 par value per share, of the Registrant

B.       Series B Preferred Stock, $0.001 par value per share, of the Registrant

C. Warrants to purchase shares of Common Stock, $0.000001 par value per share, of the Registrant

D. Common Stock, $0.001 par value per share, of Cool Classics, Inc., the Registrant's wholly owned subsidiary

(2)      Aggregate number of securities to which transaction applies:

A.       13,600,470 shares of Common Stock

B.       7,565,433 shares of Series B Preferred Stock

C.       Warrants to purchase up to 21,165,903 shares of Common Stock

D.       1,000 shares of Common Stock

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         A. $0.28 per share of Common Stock, based on the average of the bid and ask price as reported on the over-the counter electronic bulletin board on July 10, 2002.

         B. $0.28 per share of Series B Preferred Stock, based on (i) the number of shares of Common Stock issuable upon the conversion of Series B Preferred Stock, and the value per share of common stock as determined in Section (3)(A.) above.

         C. $0.28 per share of Common Stock, based on the number of shares of Common Stock issuable upon the exercise of the warrants and the value per share of common stock as determined in Section
                  (3)(A.) above.

         D. $1.00 per share, representing the capitalization of Cool Classics, Inc.

(4).     Proposed maximum aggregate value of transaction:

A.       $3,808,132
B.       $2,118,321
C.       $5,926,453
D.       $1,000

 (5)     Total fee paid:

         A.       $350.35 (.000092* of $3,808,132)
         B.       $194.89 (.000092* of $2,118,321)
         C.       $545.23 (.000092* of $5,926,453)
         D.       $0.09   (.000092* of $1,000)
                  --------
         Total:   $1,090.56

|X| Fee paid previously with preliminary materials. (Registrant has paid $1,649 with the preliminary materials.)

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
                  Date Filed:

                                PRELIMINARY COPY

                            PREMIER CLASSIC ART, INC.
                               1158 Staffler Road
                              Bridgewater, NJ 08807

                       NOTICE OF ACTION BY WRITTEN CONSENT

To the Stockholders of Premier Classic Art, Inc.:

         Notice is hereby given that certain of our stockholders who, together, own a majority of the issued and outstanding voting stock of our company have approved and adopted, by written consent in lieu of a meeting of stockholders, the following actions:

1. the consummation of a transaction pursuant to which Parentech, Inc., a Delaware corporation, or Parentech, will merge with and into our company pursuant to an Agreement and Plan of Merger and Reorganization, dated as of April 24, 2002 and amended as of May 10, 2002 and July 10, 2002, or Merger Agreement, and all other transactions contemplated by the Merger Agreement, which include, but are not limited to:

         o the issuance of shares of our Series B preferred stock and warrants to purchase shares of our common stock in exchange for all the issued and outstanding shares of Parentech's Series A and Series B preferred stock on a one-for-one basis;

         o the issuance of shares of our common stock and warrants to purchase shares of our common stock in exchange for all the issued and outstanding shares of Parentech's common stock on a one-for-one basis; and

         o the assumption by us of all of Parentech's outstanding options.

2. the amendment of our certificate of incorporation to, among other things:

         o        change our name to Parentech, Inc.;

         o increase the amount of our authorized common stock from 50,000,000 to 75,000,000 shares;

         o increase the amount of our authorized preferred stock from 10,000,000 shares to 15,300,000 shares;

         o decrease the par value of our common stock from $0.001 per share to $0.000001 per share and decrease the par value of our preferred stock from $0.002 per share to $0.001 per share;

         o designate 9,000,000 shares of our preferred stock as Series B preferred stock; and

         o change certain rights, preferences, restrictions and other matters relating to our Series A preferred stock and designate the relative rights, preferences, restrictions and other matters relating to our Series B preferred stock.

3. the transfer of substantially all of our tangible and intangible assets, and all our liabilities, except $1.00, to Cool Classics, Inc., our wholly owned subsidiary, and the subsequent transfer of all of the outstanding shares of capital stock of Cool Classics, Inc. to certain of our creditors. The transfer of capital stock of Cool Classics, Inc. shall be subject to certain of our creditors', including Charles F. Trapp, an officer and director of our company, consenting to transfer his liabilities to Cool Classics, Inc. and release us from all such liabilities and accept such shares as full satisfaction of all claims that he has against us.

          YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY.
               YOU ARE NOT, HOWEVER, REQUIRED TO TAKE ANY ACTION.

         We are not seeking consent, authorization or proxies from you since we have obtained the written consent of stockholders holding a sufficient number of shares of our voting capital stock on April 24, 2002 and July 10, 2002. As of April 24, 2002, our issued and outstanding voting capital stock consisted of 10,054,601 shares of common stock and 252,000 shares of preferred stock. The number of shares that voted to approve the Merger Agreement and related transactions, the amendments to our certificate of incorporation, the disposition of our assets and liabilities to Cool Classics, Inc. and the transfer of shares of Cool Classics, Inc. to our creditors was 6,701,646 shares of our common stock and 186,000 shares of our Series A Preferred stock, representing approximately 74% of the total issued and outstanding shares of our Series A preferred stock and 67% of the total issued and outstanding shares of our common stock. As of July 10, 2002, the date the Second Amendment to the Merger Agreement, attached at Exhibit A to this information statement, was executed, our issued and outstanding voting capital stock consisted of 10,054,601 shares of common stock and 252,000 shares of preferred stock. The number of shares that voted to approve the Merger Agreement and related transactions and the amendments to our certificate of incorporation was 7,014,146 shares of our common stock and 186,000 shares of our Series A Preferred stock, representing approximately 74% of the total issued and outstanding shares of our Series A preferred stock and 70% of the total issued and outstanding shares of our common stock. Therefore, no meeting of stockholders will be held. We are not soliciting proxies in connection with this Notice of Action By Written Consent or the attached information statement, and stockholders are requested not to send proxies to us.

         The record date for the determination of stockholders of our company entitled to receive this Notice of Action by Written Consent and the accompanying information statement and the determination of the number of shares of voting capital stock necessary to approve the corporate actions discussed above has been fixed as of the close of business on April 24, 2002.

                           By Order of the Board of Directors

                           Charles F. Trapp, Chief Executive Officer and President

Bridgewater, NJ
July __, 2002

                                PRELIMINARY COPY

                           PREMIER CLASSIC ART, INC.
                               1158 Staffler Road
                             Bridgewater, NJ 08807

                             INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                      PURPOSE OF THE INFORMATION STATEMENT

       This information statement is being furnished you by our board of directors to notify you that, as of April 24, 2002 (the record date) and July 10, 2002 (the date the Second Amendment to the Merger Agreement, attached at Exhibit A to this information statement, was executed), holders of a majority of our voting capital stock have, by written consent, authorized the following transactions and to provide you with information concerning the transactions authorized by such stockholders:

1. the adoption of an Agreement and Plan of Merger and Reorganization, dated April 24, 2002 and amended on May 10, 2002 and July 10, 2002, or Merger Agreement, by and among our company and Parentech, Inc., or Parentech, and the authorization of the transactions contemplated by the Merger Agreement, which include, but are not limited to:

         o the consummation of the merger of Parentech with and into our company;

         o the issuance of shares of our Series B preferred stock and warrants to purchase shares of our common stock in exchange for all the issued and outstanding shares of Parentech's Series A and Series B preferred stock on a one-for-one basis;

         o the issuance of shares of our common stock and warrants to purchase shares of our common stock in exchange for all the issued and outstanding shares of Parentech's common stock on a one-for-one basis; and

         o        our assumption of all of Parentech's outstanding options.

2. the amendment of our certificate of incorporation to, among other things:

         o        change our name to Parentech, Inc.;

         o increase the amount of our authorized common stock from 50,000,000 to 75,000,000 shares;

         o increase the amount of our authorized preferred stock from 10,000,000 shares to 15,300,000 shares;

         o decrease the par value of our common stock from $0.001 per share to $0.000001 per share and decrease the par value of our preferred stock from $0.002 per share to $0.001 per share;

         o designate 9,000,000 shares of our preferred stock as Series B preferred stock; and

         o change certain rights, preferences, restrictions and other matters relating to our Series A preferred stock and designate certain rights, preferences, restrictions and other matters relating to our Series B preferred stock.

3. the transfer of substantially all of our tangible and intangible assets, and all our liabilities, except $1.00, to Cool Classics, Inc., our wholly owned subsidiary, and the subsequent transfer of all of the outstanding shares of capital stock of Cool Classics, Inc. to certain of our creditors. The transfer of capital stock of Cool Classics, Inc. shall be subject to certain of our creditors', including Charles F. Trapp, an officer and director of our company, consenting to transfer his liabilities to Cool Classics, Inc. and release us from all such liabilities and accept such shares as full satisfaction of all claims that he has against us.

         This information statement will be first mailed to our stockholders on or about July 30, 2002. You will find information relating to the following items in the Notice of Action by Written Consent:

         o        the record date;

         o        each class of voting securities entitled to vote; and

         o the number of shares outstanding and the number of votes to which each class is entitled.

                               SUMMARY TERM SHEET

         The following summary highlights material terms of the transaction and information from the rest of the information statement. You should carefully read this entire information statement, the financial statements and the related notes and all the exhibits to this information statement for a complete understanding of the transactions discussed below. In particular, you should read the Merger Agreement, and all amendments thereto, which are attached to this information statement as Exhibit A. When we refer to "pro forma" financial results, we mean our financial results as if the combination with Parentech and the issuance of the shares described below had occurred at the beginning of the relevant time period.

                              MERGER WITH PARENTECH

         o Parties to the Merger: Parties to the merger are the company and Parentech. For more information on the business of our company, see "Merger with Parentech; General Information Relating to Our Company." For more information on the business of Parentech, see "Merger With Parentech; General Information Relating to Parentech."

         o Structure of the Merger: Parentech will merge with and into our company and the name of the surviving company will be changed to Parentech, Inc. For more information regarding the merger and name change, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger."

         o Exchange of Shares: We will issue to Parentech's common stockholders shares of our common stock and warrants to purchase shares of our common stock in exchange for shares of Parentech's common stock on a one-for-one basis. We will issue to Parentech's Series A preferred stockholders and Parentech's Series B preferred stockholders shares of our Series B preferred stock and warrants to purchase shares of our common stock in exchange for shares of Parentech's Series A preferred stock and Series B preferred stock on a one-for-one basis. For more information regarding share issuances, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger."

         o Status of Affiliate Stock: After the merger, shares of capital stock and capital stock issuable upon exercise of options or warrants to purchase our capital stock held by our affiliates and their transferees may not be resold except pursuant to an effective registration statement. Our affiliates subject to this limitation are: Charles F. Trapp, with respect to 1,158,845 shares of common stock, and Louis A. Pistilli, with respect to 125,000 shares of common stock. The surviving corporation has agreed to file a registration statement to register such affiliates' stock within six months of the date of consummation of the merger. For more information regarding the status of affiliate stock, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger."

         o Value of the Merger: Upon consummation of the merger, our stockholders will own approximately 30% of our issued and outstanding shares and Parentech's stockholders will own approximately 70% of our issued and outstanding shares, not including shares issuable upon exercise of the warrants issued to Parentech's stockholders in connection with the merger because such warrants are currently "out-of-the-money." For more information regarding the value of the merger, see "Reasons for the Merger."

         o Interested Persons: Interested persons in this transaction include: (a) our creditors, one which is an officer and director and others who are stockholders, Charles F. Trapp, Giltner Stevens, John J. Villa and Charles J. McMullin, who will receive shares of common stock of Cool Classics, Inc. in exchange for their release of Premier Classic Art, Inc. from certain liabilities; and (b) Giltner Stevens, a stockholder who will receive approximately $100,000 prior to the consummation of the merger in connection with repayment of the remaining principal on a convertible note Mr. Stevens holds. For more information regarding the transfer of Cool Classics, Inc. stock to certain creditors, see "Transfer of Assets and Liabilities to Cool Classics, Inc. and Transfer of Cool Classics, Inc. Capital Stock to Our Creditors." For more information regarding the payment to be made to Mr. Stevens, see "Interest of Certain Persons in Matters to be Acted Upon."

         o Options: We will assume all issued and outstanding options of Parentech. For more information regarding assumption of options, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger."

         o Management: The management of the surviving company will be the management of Parentech. For more information regarding the management of the surviving company, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger" and "Management."

         o Dissenter's Rights: Any stockholder who dissents from the combination is entitled to the rights and remedies of dissenting stockholders as provided in Section 262 of the Delaware General Corporation Law, subject to compliance with the procedures set forth in such section. For more information about the rights of stockholders dissenting to the merger, see the section entitled "Merger with Parentech; Dissenter's Rights of Appraisal."

         o Tax Treatment of the Merger: The parties to the merger believe that the merger will qualify as a reorganization under Sections 368(a) of the Internal Revenue Code. For more information regarding tax treatment of the merger, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger."

         o Closing Conditions: The consummation of the merger depends on a number of conditions listed in the Merger Agreement being met, including, but not limited to:

                  o the approval of the Merger Agreement by our stockholders;

                  o the assumption of all issued and outstanding options of Parentech;

                  o the consummation of the transfer of our assets and liabilities as discussed below; and

                  o the payment of $240,000 by Parentech prior to consummation of the merger to discharge agreed-upon liabilities.

                  (For more information regarding the conditions precedent to the consummation of the merger, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger.")

         o Amendment to the Certificate of Incorporation: Our Certificate of Incorporation will be amended, amongst other things, to increase the number of authorized shares of common stock, change certain rights, preferences and restrictions related to our Series A preferred stock and to designate the relative rights, preferences and restrictions relating to our Series B preferred stock. For more information regarding amendment to our Certificate of Incorporation, see "Merger With Parentech; Amendment to Our Certificate of Incorporation in Connection with the Merger."

         o Operations of Our Company: The operations of Parentech will constitute 100% of our company's operations and financial position upon consummation of the merger. For more information regarding the operations of the surviving corporation, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger."

         o Termination Fee: If the merger is not consummated, we may be obligated to pay a termination fee of $75,000 in cash to Parentech. For more information regarding payment of a termination fee, see "General Information Relating to Our Company; Management's Discussion and Analysis of Financial Condition and Plan of Operation; Liquidity and Capital Resources."

         o Payment of Loan. We borrowed a $75,000 transaction fee in the form of a six month loan from Parentech, which was in turn borrowed by Parentech from certain individuals. In March 2002, we issued our stock to those individuals who loaned the transaction fee to Parentech at the request of Parentech. In return, Parentech agreed to waive certain obligations of the company to repay the transaction fee, even if the merger is not consummated. For more information regarding payment of the loan, see "General Information Relating to Our Company; Management's Discussion and Analysis of Financial Condition and Plan of Operation; Liquidity and Capital Resources."

         o Termination of the Merger: The merger may be abandoned at any time prior to the effective date of the merger by action of our board of directors or Parentech's board of directors if the merger has not been consummated by June 30, 2002; provided, however, that if certain conditions are reasonably capable of satisfaction but have not been fulfilled prior to June 30, 2002, the consummation date of the merger shall automatically be extended to July 31, 2002. For more information on termination of the merger, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger."

         o Unilateral Termination by Parentech: The merger may be unilaterally terminated by Parentech if, among other things:

                  o Parentech stockholder approval and/or our stockholder approval has not been obtained;

                  o a certain beneficial owner of our company's stock has not entered into a lock-up agreement; or

                  o stockholders of Parentech possessing the authority to vote, in the aggregate, greater than 10% of each class of its issued and outstanding capital stock, determined on an as-converted to common stock basis, elect to become dissenting stockholders.

                  (For more information regarding the conditions precedent to the consummation of the merger, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger.")

         o Transfer of Assets and Liabilities: Other than as agreed by the parties, we will transfer substantially all of our tangible and intangible assets and all of its liabilities, except for $1.00, to Cool Classics, Inc., our wholly owned subsidiary. Further, we have agreed to transfer all of our 1,000 outstanding shares of common stock of Cool Classics, Inc., to a certain officer and director and stockholders, Charles F. Trapp, Giltner Stevens, John J. Villa and Charles
                  J. McMullin, who are our creditors, in exchange for their release of the company from such liabilities. For more information regarding the transfer of assets and liabilities to Cool Classics, Inc. and the transfer of Cool Classics, Inc. stock to certain creditors, see "Transfer of Assets and Liabilities to Cool Classics, Inc. and Transfer of Cool Classics, Inc. Capital Stock to Our Creditors."

         TRANSFER OF ASSETS AND LIABILITIES TO COOL CLASSICS, INC. AND TRANSFER OF COOL CLASSICS, INC. CAPITAL STOCK TO OUR CREDITORS

         o The Transfer of Assets and Liabilities: In connection with the merger, we have agreed to transfer substantially all of our tangible and intangible assets and all of our liabilities, except for $1.00, to Cool Classics, Inc., our wholly owned subsidiary. Further, we have agreed to transfer all of our 1,000 outstanding shares of common stock of Cool Classics, Inc., to Charles F. Trapp, Giltner Stevens, John J. Villa and Charles J. McMullin, who are creditors our company, who are respectively owed $1,320,977, $314,375, $46,069 and $19,866 in exchange for their release of our company from such liabilities. Such creditors will receive the following number of shares of the common stock of Cool Classics, Inc. as consideration for such releases: Charles F. Trapp (777 shares), Giltner Stevens (185 shares), John J. Villa (27 shares) and Charles J. McMullin (11 shares). For more information regarding the transfer of all our assets and substantially all of our liabilities to Cool Classics, Inc. and the transfer of all the issued and outstanding shares of Cool Classics, Inc. to certain of our creditors, see "Transfer of Assets and Liabilities to Cool Classics, Inc. and Transfer of Cool Classics, Inc. Capital Stock to Our Creditors."

         o Conditions to the Transfer; Related Parties: The transfer of capital stock of Cool Classics, Inc. to certain of our creditors shall be subject to our creditors' agreement to:

                  o transfer their liabilities from our company to Cool Classics, Inc.;

                  o release our company from all liabilities in connection with our indebtedness to them; and

                  o accept such shares as full satisfaction of all claims that they have against our company.

                  The creditors discussed above include Charles F. Trapp who is an officer and director of our company. All of the creditors, including Mr. Trapp, are owed, in the aggregate, approximately $1.7 million.

                  For more information regarding the conditions precedent to the consummation of these transactions and the related parties to the transaction, see "Transfer of Assets and Liabilities to Cool Classics, Inc. and Transfer of Cool Classics, Inc. Capital Stock to Our Creditors" and "Management; Related Parties."

         o Government Regulation: The transfer of our assets and liabilities to Cool Classics, Inc. and the transfer of all the issued and outstanding shares of capital stock of Cool Classics, Inc. is not subject to federal or state regulatory review. For more information regarding government regulation, see "Transfer of Assets and Liabilities to Cool Classics, Inc. and Transfer of Cool Classics, Inc. Capital Stock to Our Creditors; Government Regulation."

                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----

Purpose of the Information Statement.............................................................................1
Summary Term Sheet...............................................................................................2
          Merger with Parentech, Inc.............................................................................2
          Transfer of Assets and Liabilities to Cool Classics, Inc. and
          Transfer of Cool Classics, Inc. Capital Stock to Our Creditors.........................................7
Table of Contents................................................................................................8
Approval of Corporate Actions...................................................................................10
Forward Looking Statements......................................................................................12
Merger with Parentech...........................................................................................12
          Background to the Merger..............................................................................12
          Basic Terms of the Merger Agreement and the Merger....................................................13
          Amendment to Our Certificate of Incorporation in
          Connection with the Merger............................................................................16
          Dilutive Effect of Merger on Voting Rights of Our Capital Stock.......................................19
          Reasons for Engaging in the Merger....................................................................19
          Material Effects of the Transfer of Assets and Liabilities to Cool Classics, Inc......................20
          Interest of Certain Persons in Matters to be Acted Upon...............................................20
          Dissenter's Rights of Appraisal.......................................................................21
          Income Tax Consequences of the Merger.................................................................23
          Government Regulations................................................................................25
          Selected Financial Data...............................................................................25
          Pro-Forma Financial Information.......................................................................27
Risk Factors....................................................................................................28
          Risks Related to the Merger...........................................................................28
          Risks Relating to Parentech's Business................................................................29
General Information Relating to Our Company.....................................................................33
          Business..............................................................................................33
          Market for Our Common Equity and Related Stockholder Matters..........................................35
          Holders...............................................................................................36
          Dividends.............................................................................................36
          Management's Discussion and Analysis of Financial Condition
            and Results of Operations...........................................................................37
General Information Relating to Parentech, Inc..................................................................40
          Business..............................................................................................40
          Management's Discussion and Analysis of Financial Condition
            and Results of Operations...........................................................................51
Transfer of Assets and Liabilities to Cool Classics, Inc. and Transfer
  of Cool Classics, Inc. Capital Stock to Our Creditors.........................................................54
          The Transfer..........................................................................................54
          Conditions to the Transfer............................................................................54
          Reasons for Engaging in the Transfer..................................................................54
          Government Regulation.................................................................................55

Management......................................................................................................55
          Directors and Executive Officers......................................................................55
          Executive Compensation................................................................................59
          Security Ownership of Certain Beneficial Owners and Management........................................59
          Related Party Transactions............................................................................61
Who Should I Call If I Have Questions?..........................................................................61
Financial Statements...........................................................................................F-1
Exhibit A:        Agreement and Plan of Merger and Reorganization,
                  dated as of April 24, 2002 and amended as of May 10, 2002
                  and July 10, 2002
Exhibit B:        By-Laws of Parentech, Inc.
Exhibit C:        Marketing and Distribution Agreement

                          Approval of Corporate Actions

         Pursuant to Section 228 of the Delaware General Corporation Law, the following actions were approved by the holders of a majority of the issued and outstanding shares of capital stock of our company by written consent as of April 24, 2002 (the record date) and July 10, 2002 (the date the Second Amendment to the Merger Agreement, attached at Exhibit A to this information statement, was executed), in lieu of a meeting of our stockholders:

         1.       the approval of the Merger Agreement;

         2. the authorization to consummate the transactions contemplated by the Merger Agreement, including the merger of Parentech with and into our company and the amendment of our certificate of incorporation; and

         3. the transfer of all our assets and all our liabilities, except for $1.00, to Cool Classics, Inc. and the subsequent transfer of all the issued and outstanding shares of capital stock of Cool Classics, Inc. to certain of our creditors.

         However, under federal law, these actions may not be effected until at least 20 days after this information statement has first been sent to our stockholders.

         Section 228 of the Delaware General Corporate Law permits stockholder action in lieu of a meeting of stockholders if holders of a sufficient number of voting shares to approve the actions consent to the actions in writing. Approval of these actions requires the vote of stockholders who own a majority of the shares represented by our voting capital stock present at a meeting of stockholders or, in some instances, approval of a majority of our outstanding shares.

         Only stockholders of record of our voting stock outstanding at the close of business on April 24, 2002, the record date, are entitled to receive this information statement and the Notice of Action by Written Consent.

         As of April 24, 2002, the record date, the following shares of our voting capital stock were issued and outstanding:

         o 10,054,601 shares of common stock, each share entitled to one vote; and

         o 252,000 shares of Series A preferred stock, each share entitled to the number of votes as if converted into common stock on the record date. On the record date, each share of Series A preferred stock was eligible to vote an amount of votes equal to 0.225 shares of our common stock.

         Holders representing 6,701,646 shares of common stock and 186,000 shares of Series A Preferred Stock, or 74% of the total issued and outstanding shares of our Series A preferred stock and 67% of the total issued and outstanding shares of our common stock, executed the written consent.

         As of July 10, 2002, the date the Second Amendment to the Merger Agreement, attached at Exhibit A to this information statement, was executed, the following shares of our voting capital stock were issued and outstanding:

         o 10,054,601 shares of common stock, each share entitled to one vote; and

         o 252,000 shares of Series A preferred stock, each share entitled to the number of votes as if converted into common stock on the record date. On July 10, 2002, each share of Series A preferred stock was eligible to vote an amount of votes equal to 0.225 shares of our common stock.

         Holders representing 7,014,146 shares of common stock and 186,000 shares of Series A Preferred Stock, or 74% of the total issued and outstanding shares of our Series A preferred stock and 70% of the total issued and outstanding shares of our common stock, executed the written consent.

                           FORWARD LOOKING STATEMENTS

         In this information statement, we include some forward-looking statements that involve substantial risks and uncertainties and other factors which may cause our operational and financial activity and results and those of Parentech to differ from those expressed or implied by these forward-looking statements. In many cases, you can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate," "plan," "intend" and "continue," or similar words. You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial condition, or state other "forward-looking" information.

         You should not place undue reliance on these forward-looking statements. The sections captioned "General Information Relating to Our Company; Management's Discussion and Analysis of Financial Condition and Plan of Operations," "General Information Relating to Parentech, Inc; Risk Factors" and "General Information Relating To Parentech, Inc.; Management's Discussion and Analysis and Results of Operation," as well as any cautionary language in this information statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from our expectations.

         Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

         We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Because of the risks and uncertainties, the forward-looking events and circumstances discussed in this information statement might not occur.

                              MERGER WITH PARENTECH

Background to the Merger

         The management of our company has endeavored to increase stockholder value by considering various distribution channels for the cel art and related products and also expanding the scope of the company's business through joint ventures, business combinations or acquisitions.

         Towards this goal, at various times between the latter part of 2000 and March 2001, Mr. Trapp and other representatives of our company engaged in discussions with several companies regarding possible strategic business relationships and/or a potential merger.

         In March 2001, Mr. Trapp met with Dr. Richard Propper, M.D., Executive Chairman of Parentech, to discuss the respective businesses of our company and Parentech and to explore the possibility a merger of the two companies. Mr. Trapp and Dr. Propper communicated sporadically until June 2001 when Parentech made available more detailed information about the potential revenue and earnings from its Nature's Cradle product.

         Mr. Trapp shared Parentech's revenue and earnings information with the other directors of our company and in light of the large potential for the Nature's Cradle, the board of directors of our company determined that it was in the best interest of the company and its shareholders to explore a business combination with Parentech.

         On July 2, 2001, the initial draft of the term sheet for a merger between our company and Parentech was submitted to the board of directors of our company. The term sheet addressed various principal terms of a definitive merger agreement, including the equity ownership of the combined company, the new management of the combined company, breakup fees, and the restructuring of the capitalization including convertible debt, options, warrants and common shares. Based on the potential timing of a business combination and lack of other strategic alternatives, the board of directors of our company agreed that pursuing a business combination with Parentech would be advantageous to our stockholders.

         Between July 2001 and December 2001, our management and Parentech's management negotiated the specific terms of the preliminary non-binding term sheet. On December 17, 2001, pending board approval, the parties completed negotiation of the term sheet. Later that day, our board of directors held a special meeting to vote on the term sheet. After discussing the terms of the term sheet, the board unanimously approved the adoption and execution and delivery of the term sheet.

         Beginning on December 18, 2001 and continuing through April 24, 2002, the parties exchanged drafts of the merger agreement and they conducted due diligence on each other's business operations. At the beginning of April 2002, the due diligence process was completed and the terms of the Merger Agreement and related agreements had been substantially finalized, subject to review by our board of directors and Parentech's board of directors.

         Both parties' board of directors approved the Merger Agreement, related agreements, and the transactions contemplated by the Merger Agreement. Effective on April 24, 2002, the Merger Agreement was signed by both parties. The Merger Agreement was amended on May 10, 2002 and on July 10, 2002.

Basic Terms of the Merger Agreement and the Merger

         The full text of the Merger Agreement, and all amendments thereto, are attached as Exhibit A to this information statement. The following is a summary of the material provisions of the Merger Agreement and of the Merger itself. We urge you to carefully read the Merger Agreement in its entirety.

         The Merger

         On the effective date of the merger, Parentech will merge with and into our company and the separate corporate existence of Parentech will cease. Our company will continue as the surviving corporation. As of the effective date, our company will possess all of the assets, rights, privileges, immunities and franchises and be subject to all of the liabilities, obligations and penalties of our company and Parentech as provided under the Delaware General Corporation Law.

         Exchange of Shares

         In connection with the merger, all of the issued and outstanding capital stock of Parentech, subject to rights of Parentech's stockholders' to obtain appraisal rights, will be exchanged for shares of our capital stock and warrants to purchase shares of our common stock. We will issue to the holders of Parentech's common stock shares of our common stock and warrants to purchase shares of our common stock on a one-for-one share basis. Additionally, we will issue to the holders of Parentech's Series A preferred stock and Series B preferred stock shares of our Series B preferred stock and warrants to purchase shares of our common stock on a one-for-one share basis. In total, and assuming no adjustment for additional liabilities, we will issue to Parentech's stockholders an aggregate of 13,600,913 shares of our common stock, 7,565,433 shares of our Series B preferred stock and warrants to purchase up to 21,165,903 shares of common stock, which will represent approximately 70% of the outstanding shares of our capital stock following the merger, not including the shares issuable upon exercise of the warrants because such warrants are currently "out-of-the-money."

         Status of Affiliate Stock

         After the merger, shares of capital stock and capital stock issuable upon exercise of options or warrants to purchase our capital stock held by our affiliates and their transferees may not be resold except pursuant to an effective registration statement. Our affiliates subject to this limitation are:
Charles F. Trapp, with respect to 1,158,845 shares of common stock, and Louis A. Pistilli, with respect to 125,000 shares of common stock. The surviving corporation has agreed to file a registration statement to register such affiliates' stock within six months of the date of consummation of the merger. For more information regarding the status of affiliate stock, see "Merger With Parentech; Basic Terms of the Merger Agreement and the Merger."

         Exchange Adjustment for Additional Liabilities

         If, on the effective date of the merger, our liabilities, other than those agreed to by the parties prior to the consummation of the merger, exceed $1.00, the number of shares issuable to the Parentech shareholders will be increased by an aggregate of five shares of our common stock and a warrant to purchase five shares of our common stock for every dollar of liabilities in excess of $1.00. These shares and warrants would be distributed to Parentech's stockholders on a pro rata basis.

         Parentech Stock Options

         On the effective date of the merger, we will assume all of Parentech's outstanding stock options issued pursuant to Parentech's stock option plan. These options will be subject to the same terms and conditions of Parentech's stock option plan, except that each option will be exercisable for a number of whole shares of our common stock that is equal to the number of shares of Parentech's common stock that were issuable upon exercise of such option immediately prior to the effective date of the merger.

         Effective Date of the Merger

         The Merger Agreement provides that the merger will become effective at the time a certificate of merger is duly filed with the Secretary of State of Delaware. Such filing, together will all other filings or recordings required by Delaware law in connection with the merger will be made within five business days after the satisfaction or, to the extent permitted under the Merger Agreement, waiver of all conditions to the merger contained in the Merger Agreement.

         Adoption of Amended and Restated Certificate of Incorporation and
By-laws

         On the effective date of the merger, we will amend and restate our certificate of incorporation to, among other things:

         o        change our name to Parentech, Inc.;

         o change our principal place of business and telephone number to 111 Deerwood Rd. Suite 100, San Ramon, California 94583 and
                  (925) 855-3255;

         o increase the amount of our authorized common stock from 50,000,000 shares to 75,000,000 shares;

         o increase the amount of our authorized preferred stock from 10,000,000 shares to 15,300,000 shares;

         o decrease the par value of our common stock from $0.001 per share to $0.000001 per share and decrease the par value of our preferred stock from $0.002 per share to $0.001 per share;

         o designate 9,000,000 shares of preferred stock as Series B preferred stock; and

         o change certain relative rights, preferences, restrictions and other matters relating to our Series A preferred stock and designate certain relative rights, preferences, restrictions and other matters relating to our Series B preferred stock.

         The form of amended and restated certificate of incorporation to be adopted on the effective date of the merger is included as an exhibit to the certificate of merger which is attached to this information statement as part of Exhibit A.

         The by-laws of Parentech in effect prior to the merger will be the by-laws of our company upon the consummation of the merger. A copy of Parentech's by-laws is attached to this information statement as Exhibit B.

         Management

         On or prior to the effective date of the merger, the present officers and directors of our company will resign. The officers and directors of our company will be designated by Parentech who will hold office in accordance with our amended and restated certificate of incorporation and by-laws in effect after the effective date of the merger.

         Tax Treatment of the Merger

         The parties intend that the merger shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

         Representations and Warranties

         Our company and Parentech have made a number of representations and warranties to each other in the Merger Agreement. Parentech made representations and warranties to our company concerning, among other things, organization, good standing and qualification to do business, conflicts, capitalization, and corporate power and authority. We made representations and warranties to Parentech concerning, among other things, organization, good standing and qualification to do business, corporate power and authority, conflicts, capitalization, subsidiaries, securities filings, disputes and litigation. In addition, we made representations to Parentech that, prior to the effective date of the merger, we will contribute all of our tangible and intangible assets, and all our liabilities, except for $1.00, to our subsidiary, Cool Classics, Inc. We made further representations to Parentech that, prior to the effective date of the merger, we will distribute all of the capital stock of Cool Classics, Inc. to certain of our creditors.

         Conditions Precedent to the Consummation of the Merger

         The obligations of each party to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver, at or prior to the effective date of the merger, of certain conditions, which include, but are not limited to, the following list:

         o the Merger Agreement shall have been approved by the stockholders of each party;

         o Parentech shall have wired $240,000 to an account designated by our company's counsel to discharge agreed-upon liabilities of our company;

         o the representations and warranties of each party being true and correct in all respects at and as of the date of closing;

         o the compliance of each party with all of its covenants contained in the Merger Agreement in all respects;

         o this information statement being filed with the Securities and Exchange Commission and mailed to stockholders and all applicable notice provisions shall have expired; and

         o each party having timely obtained from each governmental entity all approvals, waivers and consents, if any, necessary for consummation of or in connection with the transactions contemplated by the Merger Agreement.

         Termination of the Merger Agreement

         The Merger Agreement may be terminated and the merger may be abandoned at any time prior to the effective date of the merger, whether before or after the approval of the merger by Parentech's stockholders and/or our stockholders by mutual written consent by action of each parties' respective boards of directors. The Merger Agreement and the merger may be abandoned at any time prior to the effective date of the merger by action of the board of directors of either our company or Parentech if the merger shall not have been consummated by June 30, 2002, subject to certain exceptions.

         The merger may be unilaterally terminated by Parentech if, among other things:

         o Parentech stockholder approval and/or PCA stockholder approval shall not have been obtained;

         o a certain beneficial owner of our company's stock has not entered into a lock-up agreement;

         o stockholders of Parentech possessing the authority to vote, in the aggregate, greater than 10% of each class of its issued and outstanding capital stock, determined on an as-converted to common stock basis, elect to become dissenting stockholders; or

         o subject to certain exceptions, any law permanently restraining, enjoining or otherwise prohibiting consummation of the merger shall become final and non-appealable.

Amendment to Our Certificate of Incorporation in Connection With the Merger

         As a condition precedent to the consummation of the merger, we have agreed to adopt the form of amended and restated certificate of incorporation set forth as an exhibit to the certificate of merger which is included as part of Exhibit A which is attached to this information statement. Our board of directors has unanimously determined that it is advisable to amend and restate our certificate of incorporation as provided in the Merger Agreement, and the holders of a majority of our voting capital stock have adopted the form of amended and restated certificate of incorporation included in the certificate of merger. The following is a description of effects of the material changes to our certificate of incorporation.

         Name Change

         The name of our company will be changed to "Parentech, Inc." Once the merger is consummated, our sole substantive business operations will be those of Parentech. We believe that changing our company's name to "Parentech, Inc." will better reflect our business operations.

         Decrease in Par Value of Capital Stock

         The par value of our common stock will be decreased from $0.001 per share to $0.000001 per share. The par value of our preferred stock will be decreased from $0.002 per share to $0.001 per share. These changes will have no material affect on the value of our stockholders' shares of capital stock; however, our company will benefit from decreased franchise tax liability to the State of Delaware as a result of the change.

         Increase in amount of Common Stock

         The amount of our authorized common stock will be increased form 50,000,000 shares to 75,000,000 shares to provide a sufficient number of authorized but unissued shares of common stock to allow for the conversion of all shares of preferred stock to be issued in the merger and the exercise of all warrants to purchase common stock to be issued in the merger.

         Increase in amount of Preferred Stock

         The amount of our authorized preferred stock will be increased from 10,000,000 shares to 15,300,000 shares. The increase in the number of authorized shares of preferred stock is required to provide sufficient authorized but unissued shares of preferred stock to permit:

         o the exchange of the shares of Parentech's Series A preferred stock and Series B preferred stock into shares of our Series B preferred stock; and

         o the raising of additional funds through the sale of our securities.

         We have no specific plans with regard to our use of the authorized but unissued and unreserved shares of preferred stock.

         Our stockholders will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the of the authorization of additional shares of preferred stock; however, the issuance of shares of additional shares of preferred stock in connection with the merger or in the future will dilute our stockholders' percentage ownership of our company and, if such shares are issued at prices below the prices that current stockholders paid for their shares, may dilute the value of current stockholders' shares. See "Dilutive Effect of Merger on Voting Rights of Our Capital Stock."

         In addition, our board of directors could issue large blocks of our preferred stock to fend off unwanted tender offers or hostile takeovers without further stockholder approval.

         Change of Rights of Stockholders

         Holders of our capital stock will retain their shares and will not receive any consideration in connection with this transaction. Except for the decrease in par value of our common stock, there will be no change in the rights of the holders of our common stock.

         The rights of the holders of our Series A preferred stock will change upon the filing with the State of Delaware of the form of amended and restated certificate of incorporation included in the certificate of merger, which designates the relative rights, preferences, restrictions and other matters relating to our Series A preferred stock and the newly designated class of Series B preferred stock. The following is a summary of the revised rights, preferences, restrictions and other matters relating to our Series A preferred stock and the Series B preferred stock. We urge you to read the form of amended and restated certificate of incorporation included as an exhibit to the certificate of merger that is incorporated into Exhibit A.

         The Series A and Series B preferred stock will each have the following rights and preferences:

         o the right to receive non-cumulative dividends when and as if declared by our board of directors prior to any dividends being paid on any common shares;

         o preferential liquidation rights of $2.50 per share for Series A preferred stock and preferential liquidation rights of $0.33 per share for Series B preferred stock, prior to any distribution to the holders of common stock;

         o voting rights equal to the number of whole shares of common stock into which such shares of Series A preferred stock or Series B preferred stock are convertible;

         o the right to vote for directors in conjunction with the holders of shares of common stock as a single class on an as-converted basis;

         o each share of Series A and Series B preferred stock shall automatically convert into fully paid and non-assessable shares of common stock at the earlier of:

                  o immediately prior to the closing of an underwritten public offering in which the offering price per share is at least $10.00 and the aggregate gross proceeds are at least $15,000,000;

                  o        one year from the closing of the merger; or

                  o upon a merger which results in the stockholders immediately prior to the merger holding less than a majority of the stock of the surviving corporation after such merger in which all holders of common stock of the corporation receive stock of the surviving corporation which is publicly traded at the time of merger;

         o each share of Series A preferred stock shall automatically be converted into shares of common stock at the then effective Series A conversion price upon the earlier of:

                  o the time the consent of at least 50% of the outstanding shares of Series A preferred stock is obtained; or

                  o the time that there are less than 150,000 shares of Series A preferred stock outstanding;

         o each share of Series B preferred stock shall automatically be converted into shares of common stock at the then effective Series B conversion price the earlier of:

                  o the time the consent of at least 50% of the outstanding shares of Series B preferred stock is obtained; or

                  o the time that there are less than 2,000,000 shares of Series B preferred stock outstanding; and

         o each share of Series A preferred stock or Series B preferred stock shall be converted into a number of shares of common stock which results form dividing the original issue price for such Series A preferred stock or Series B preferred stock by the conversion price for such Series A preferred stock and Series B preferred stock, as the case may be, that is in effect at the time of conversion. The initial conversion price for the Series A preferred stock and Series B preferred stock shall initially be $0.33 per share, subject to adjustment.

Dilutive Effect of Merger on Voting Rights of Our Capital Stock

         Upon the effective date of the merger and the issuance of shares of common stock, preferred stock and warrants to purchase common stock to the stockholders of Parentech, the voting rights of our stockholders will be diluted such that our stockholders will obtain approximately 30% of the voting rights of the surviving company and the stockholders of Parentech will own approximately 70% of the voting rights of the surviving company. These amounts assume the exercise of all of Parentech's issued and outstanding options that we have agreed to assume, and the conversion of all shares of Series A and Series B preferred stock into common stock but do not include shares of common stock issuable upon exercise of the warrants issued to Parentech's stockholders in connection with the merger because such warrants are currently "out-of-the-money."

Reasons for Engaging in the Merger

         In evaluating the proposed merger with Parentech, our management considered the following criteria:

         o        the book value of Parentech's intangible assets;

         o the anticipated business operations of Parentech, specifically its existing relationships with Japanese and Chinese distributors and its proposed international operations;

         o        Parentech's ability to attract new capital;

         o        our minimal assets;

         o        our current minimal sales and operations;

         o our desire to change and/or expand the scope of our business into areas that promise to deliver increased stockholder value; and

         o the effects of the transfer of substantially all of our assets and our liabilities to Cool Classics, Inc. and the transfer of all of the outstanding common stock of Cool Classics, Inc. to certain of our creditors in exchange for their release of us from those liabilities would have on our financial condition and operations and on Cool Classics, Inc. operations:

         In view of the wide variety of factors considered by our board of directors, including the above, our board of directors did not find it practical to, and did not, quantify or otherwise assign relative weights to the specific factors considered. After taking into consideration all of the factors set forth above, among others, our board of directors unanimously determined that the merger was fair to and in the best interests of the company and our shareholders and that the company should proceed with the merger.

Material Effects of the Transfer of Assets and Liabilities to Cool Classics, Inc.

         The material effects that the transfer of substantially all of our assets and our liabilities to Cool Classics, Inc. and the transfer of all of the outstanding common stock of Cool Classics, Inc. to certain of our creditors in exchange for their release of us from certain liabilities will have on our financial condition and operations and on Cool Classics, Inc. operations, include, but are not limited to:

         o improved financial condition, operations and net worth due to the replacement of non-income producing assets with income-producing assets and the reduction in liabilities;

         o the termination of low-income producing operations related to animation production cels; and

         o the ability for Cool Classics, Inc. to generate revenue from marketing animation production cels.

Interest of Certain Persons in Matters to be Acted Upon

         Giltner Stevens, a stockholder of our company, owns 312,500 shares of our common stock, a warrant to purchase 500,000 shares at $0.50 per share which expires in September 2004, and a one year $775,000, 10 1/2% convertible note due September 2, 2001 of which the remaining principal amount of $375,000 due on the note is convertible into 120,967 shares of our common stock at $3.10 per share. The company is currently in default on this note. On or before the consummation of the merger, we will pay $100,000 to Mr. Stevens in connection with the note and the remaining outstanding balance of principal, plus accrued and unpaid interest and penalties will be assumed by Cool Classics, Inc. In addition, Mr. Stevens will be receiving 185 shares of Cool Classics, Inc. common stock in exchange for his release of us from $314,375 worth of liabilities owed to him.

         Charles F. Trapp, an officer and director of our company, owns 1,158,845 shares of our common stock and a series of 12%, payment in kind, secured subordinated convertible promissory notes totaling $605,000. The notes are due 120 days from the date of the note or upon completion of an equity financing. The warrants expire two years from the date of issuance, starting September 2002. The notes are convertible into common stock at $0.125 per share and are secured by the assets of our company; however, the notes are subordinate to the $775,000 note issued to Mr. Stevens. We are currently in default on the notes. In connection with the notes, we issued to Mr. Trapp Class A warrants to purchase 4,840,000 shares of our common stock and Class B warrants to purchase 9,680,000 shares of our common stock. The exercise price for the warrants is $0.125 per share. The notes and warrants are to be assumed by Cool Classic Inc. in connection with the transactions contemplated by the Merger Agreement. In addition, Mr. Trapp will be receiving 777 shares of Cool Classics, Inc. common stock in exchange for his release of us from $1,320,977 worth of liabilities owed to him.

Dissenter's Rights of Appraisal

         The following is a discussion of the material provisions of Section 262 of the Delaware General Corporation Law. Our stockholders who follow the procedures specified in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment of the "fair value" of their shares of capital stock of our company, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware court. Such stockholders must strictly comply with the procedures set forth in Section 262. Failure to follow any of such procedures may result in a termination or waiver of appraisal rights under
Section 262.

         This information statement, including the appendices, as mailed to the stockholders on or about July30, 2002, shall serve as notice to our stockholders who are entitled to appraisal rights that appraisal rights are available for any and all of their shares.

         Within 20 days after the mailing of such notice, a stockholder who dissents to the merger may demand an appraisal of his or her shares by delivering a written demand for an appraisal to our secretary at 1158 Staffler Road, Bridgewater, New Jersey 08807. Failure to deliver such written demand will constitute a waiver of such stockholder's appraisal rights. Such written demand for appraisal must reasonably inform us of the identity of the stockholder of record and that such record stockholder intends thereby to demand appraisal of his or her shares.


         The written demand for appraisal must be made by or for the holder of record of shares registered in his or her name. Accordingly, such demand should be executed by or for such stockholder of record, fully and correctly, as such stockholder's name appears on his or her stock certificates. If the applicable shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in such capacity and if the applicable shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, such demand should be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner(s) and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner(s). If a stockholder holds shares through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the holder of record.

         A record owner, such as a broker, who holds shares as nominee for other persons may exercise appraisal rights with respect to the shares held for all or less than all of such other persons. In such case, the written demand should set forth the class and number of shares covered by it. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares standing in the name of such holders of record.

         Within 120 days after the effective date of the merger, our company or any stockholder who has satisfied the foregoing conditions and is otherwise entitled to appraisal rights under Section 262, may file a petition in the Delaware court demanding a determination of the value of shares held by all stockholders entitled to appraisal rights. If no such petition is filed, appraisal rights will be lost for all stockholders who had previously demanded appraisal of their shares. We do not currently intend to file a petition with respect to the appraisal of the value of any shares and do not foresee initiating any negotiations with respect to the "fair value" of such shares. Accordingly, such stockholders should regard it as their obligation to take all steps necessary to perfect their appraisal rights in the manner prescribed in
Section 262.

         Within 120 days after the effective date of the merger, any stockholder who has complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from us a statement setting forth the aggregate number and class of shares with respect to which demands for appraisal were received by us, and the number of holders of such shares. Such statement must be mailed within ten days after we have received the written request or within ten days after expiration of the time for delivery of demands for appraisal under
Section 262, whichever is later.


         If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware court will determine the stockholders entitled to appraisal rights and will appraise the value of the shares owned by such stockholders, determining the "fair value" thereof exclusive of any element of value arising from the accomplishment or expectation of the merger. The Delaware court will direct payment of the fair value of such shares with a fair rate of interest, if any, on such fair value to stockholders entitled thereto upon surrender to our company of stock certificates. Upon application of a stockholder, the Delaware court may, in its discretion, order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal proceeding, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal.

         Although we believe that the terms of the merger are fair, we make no representation to you as to the outcome of the appraisal of fair value as determined by the Delaware court and you should recognize that such an appraisal could result in a determination of a value higher or lower than the value of the consideration paid by Parentech in the merger. Section 262 provides that "fair value" is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger... ." In determining the "fair value" of any shares, the Delaware court is required to take into account all relevant factors. Therefore, such determination could be based upon considerations other than, or in addition to, the price paid in the merger, including, without limitation, the market value of shares and our asset value and earning capacity.

         Neither our company nor Parentech has, in connection with the Merger Agreement, made any provision to grant unaffiliated security holders access to the corporate files of any of them or to obtain counsel or appraisal services at their expense.

         Any stockholder who demands an appraisal in compliance with Section 262 will not, after the effective date, be entitled to exercise any voting rights attendant to his or her shares for any purpose nor be entitled to the payment of any dividends or other distributions on his or her shares.

         If no petition for an appraisal is filed within 120 days after the effective date of the merger, or if a stockholder delivers to us a written withdrawal of his or her demand for an appraisal and an acceptance of the merger, either within 60 days after the effective date or with our written approval after such date, which we reserve the right to give or withhold, in our discretion, then the right of such stockholder to an appraisal will cease and such stockholder will be entitled to receive in cash, without interest, the consideration to which he or she would have been entitled had he or she not demanded appraisal of his or her shares. No appraisal proceeding in the Delaware court will be dismissed as to any stockholder without the approval of the Delaware court, which approval may be conditioned on such terms as the Delaware court deems just.

Income Tax Consequences of the Merger

         The following is a summary of the material federal income tax consequences of the merger. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, the Treasury Department Regulations issued pursuant to the Internal Revenue Code, and published rulings and court decisions in effect as of the date of this information statement, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Internal Revenue Code, applicable statutes, Treasury Department Regulations and proposed Treasury Department Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. We cannot assure you that any such changes will not adversely affect the discussion of this summary.

         We believe that the merger will qualify as a "reorganization" under
Section 368(a)(1)(A) and Section 368(a)(1)(D) of the Internal Revenue Code. There are numerous requirements that must be satisfied in order for the merger to be accorded tax deferred treatment under Section 368(a) of the Internal Revenue Code. Some of these requirements are discussed below.

         Section 368A(a)(1)(A) of the Internal Revenue Code provides that a "reorganization" includes a statutory merger. Section 368(a)(1)(D) of the Internal Revenue Code provides that a reorganization includes a transfer by a corporation of all or a part of its assets to another corporation if immediately after the transfer the transferor, or one or more or its stockholders, including persons who were stockholders immediately before the transfer, or any combination thereof, is in control of the corporation to which the assets are transferred; but only if, pursuant to the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Section 354, 355 or 356. Section 354(a)(1) of the Internal Revenue Code provides that no gain or loss will be recognized if stock or securities in a corporation that is a party to a reorganization are, pursuant to the plan of reorganization, exchanged solely for stock or securities in such corporation or in another corporation that is a party to the reorganization.
Section 354(b)(1) of the Internal Revenue Code states, in part, that the receipt of stock in an exchange pursuant to a reorganization within the meaning of
Section 368(a)(1)(D) of the Internal Revenue Code does not give rise to gain or loss where the corporation to which the assets are transferred acquires substantially all of the properties of the transferor.

         Section 1.368-1(d) of the Treasury Department Regulations provides that we must continue the historic business of Parentech or use a significant portion of Parentech's historic assets in a business. This requirement is referred to as the "continuity of business enterprise" requirement. The short-term existence of Parentech's "business" and the fact that it has not generated any substantial revenue raises the question whether it has engaged in a business or is merely in its start-up phase for tax purposes. If it were determined that Parentech were still in the start-up phase and had not yet engaged in business for tax purposes, Parentech would not have an historic business, and the continuity of business enterprises requirement could not be satisfied. Accordingly, the merger would not qualify as a tax deferred "reorganization."

         Assuming the merger is executed in accordance with the terms and conditions set forth in the merger agreement and assuming that Parentech has engaged in a business for income tax purposes prior to the effective date of the merger, the merger appears to satisfy the requirements of a tax deferred "reorganization" within the meaning of Section 368(a)(1)(A) and Section 368(a)(1)(D) of the Internal Revenue Code.

         If the merger qualifies as a tax deferred "reorganization" within the meaning of Section 368(a)(1)(A) or Section 368(a)(1)(D) of the Internal Revenue Code, then except as otherwise provided in the next paragraph, no gain or loss will be recognized by our company or Parentech upon the transfer of all of Parentech's issued and outstanding capital stock to our company and no gain or loss will be recognized by Parentech on distribution of our capital stock to Parentech's stockholders.

         If the merger qualifies as a tax deferred "reorganization" within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code, then Section 357(c) of the Internal Revenue Code provides that if the sum of the liabilities assumed by our company plus the amount of the liabilities to which property transferred to our company is subject, exceeds the tax basis of the property transferred pursuant to the merger, then such excess shall be recognized as gain notwithstanding that the merger otherwise qualifies as a tax deferred "reorganization." It appears that Parentech will have excess liabilities that will result in a gain; however, Parentech may have sufficient operating loss carry forwards from prior years and current year losses to offset all or a portion of such gain. If Parentech's losses are not sufficient to offset such gain, the resulting tax liability will be a liability of our company as a result of the merger.

         If the merger does not qualify as a tax deferred "reorganization" within the meaning of Section 368(a)(1)(A) or Section (a)(1)(D) of the Internal Revenue Code, Parentech would recognize gain equal to the excess of (i) the fair market value of our stock received plus the amount of liabilities of Parentech assumed by our company pursuant to the merger, over (ii) Parentech's basis in its assets. To the extent a taxable gain was incurred by Parentech which is not offset by current year operating losses and loss carry forwards from prior years, we would be liable for any resulting tax by virtue of the merger. Whether or not the merger qualifies as a tax deferred "reorganization," our stockholders will not incur any taxable gain or loss as a result of the merger.

         This summary does not purport to address all aspects of the possible federal income tax consequences of the merger and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the merger under any state, local or foreign tax laws. No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to our stockholders as a result of the merger. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the merger, including the application and effect of state, local and foreign income and other tax laws; the effect of possible future legislation and Treasury Department Regulations; and the reporting of information required in connection with the merger on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file all appropriate tax returns.

Government Regulations

         Our merger with Parentech is not subject to federal or state regulatory review, except as it relates to the review of the information statement by the Securities and Exchange Commission.

Selected Financial Data

Premier Classic Art, Inc. Selected Financial Data


                             Nine Months Ended February 28,                         Years Ended May 31,
                             ------------------------------  ----------------------------------------------------------------
                                 2002             2001           2001        2000  (a)     1999            1998          1997
                             ------------       --------     ---------     -------       -------      ---------      --------
                                      (Unaudited)
Selected Statements
of Operations Data:

Net sales                               $ 337     $ 1,468     $100,598    $ 135,200           $ -          $ -           $ -
Cost of sales                               6          34       57,887       20,259             -            -             -
Selling, general and
  administrative expenses             244,027     369,200      699,128    1,079,854             -            -             -
Interest expense                      663,454      73,187      536,278      272,798        23,400       23,400        23,400
Loss on sale of marketable
  securities                                -      44,619       44,619            -             -            -             -
Extraordinary gain                          -           -            -      246,974             -            -             -
Net loss                             (927,150)   (485,572)  (1,237,314)    (863,737)      (23,400)     (23,400)      (23,400)
Net loss per common
  share-basic and diluted               (0.10)      (0.07)       (0.16)       (0.20)        (0.31)       (0.31)        (0.31)


                                                                                        As of May 31,
                                 As of February            ------------------------------------------------------------------
                                    28, 2002                    2001         2000    (a)     1999         1998          1997
                                ---------------            -------------------------   ------------ ------------- -----------
                                  (Unaudited)
Selected Balance Sheet Data:
Working capital                  $ (1,415,468)              $ (907,325)   $(471,142)    $(415,041)   $(391,641)    $(368,241)
Total assets                          442,673                  573,254      700,893             -            -             -
Stockholders' Deficiency           (1,316,562)                (766,753)    (263,108)     (415,041)    (480,271)     (456,871)
Book value per share                    (0.14)                   (0.09)       (0.03)        (5.50)       (6.37)        (6.06)


(a) On September 3, 1999 the Company acquired Cool Classics, Inc., a subsidiary of Joe Cool Collectibles, Inc., for 3,069,788 shares of the Company's common stock.

Parentech Selected Financial Data



                                                Three Months Ended March 31,              Years Ended December 31,
                                            --------------------------------------  -------------------------------------
                                                  2002                2001                2001               2000
                                            -----------------   ------------------  -----------------  ------------------
                                                        (Unaudited)
Selected Statements of Operations Data:

Net sales                                                $ -                  $ -           $ 37,073                 $ -
Operating expenses                                   290,414              256,180          1,338,177           1,172,750
Other expenses                                        36,901               47,452            145,050             248,989
Extraordinary gain                                         -               30,975             30,975                   -
Net loss after tax                                  (328,115)            (273,457)        (1,415,979)         (1,422,539)
Net loss per common
  share-basic and diluted                              (0.03)               (0.02)             (0.11)              (0.15)


                                                                                             As of December 31,
                                              As of March                           -------------------------------------
                                                31, 2002                                  2001               2000
                                            -----------------                       -----------------  ------------------
                                              (Unaudited)

Selected Balance Sheet Data:

Total assets                                     $ 1,018,315                             $ 1,035,360         $ 1,133,403
Stockholders' deficit                               (824,558)                               (539,644)         (1,253,478)

Pro Forma Financial Information

         While, customarily, unaudited pro forma financial statements would be included in this information statement, such financial statements have not been included because:

         o the operations of Parentech will constitute 100% of our operations and financial position on a post-merger basis; and

         o we are transferring all of our assets and liabilities, with the exception of certain liabilities not to exceed $1.00, to our wholly owned subsidiary prior to the completion of the merger. See "Transfer of Assets and Liabilities to Cool Classics, Inc. and Transfer of Cool Classics, Inc. Capital Stock to Our Creditors."

         Furthermore, unaudited pro forma combined financial statements have not been presented because the proposed transaction would not meet the following objectives:

         o such unaudited combined financial statements are to give effect to a proposed combination of two or more entities for shareholders or investors to obtain information about the impact of a particular transaction by indicating how transactions might have affected historical financial statements had they occurred at an earlier date presuming some type of ongoing business;

         o such unaudited pro forma financial statements have been retroactively changed or combined to indicate the effect of a proposed transaction different from those which existed during the periods covered by our and Parentech's historical financial statements presuming some type of ongoing business; and

         o such pro forma financial statements may be of predicative value to shareholder or investors to assess the impact of Premier/Parentech transactions.

         The presentation of such unaudited pro forma financial statements for this transaction does not meet the objectives set forth above. The audited financial statements should be read in conjunction with the accompanying notes and the historical financial information of our company and Parentech included in this information statement.

                                  RISK FACTORS

Risks Related to the Merger:

Upon consummation of the merger, we will cease to operate our current business, and, as a result, Parentech's business will become our business.

         Upon consummation of the merger, we will abandon our existing business by contributing all or substantially all of our assets and liabilities to Cool Classics, Inc., our wholly owned subsidiary, and subsequently transferring all of the issued and outstanding shares of capital stock of Cool Classics, Inc. to certain of our creditors. As a result, Parentech's business will become our business.

Parentech's stockholders will be able to control the company following the merger.

         On the effective date of the merger, each of our executive officers and directors will resign and Parentech's executive officers and directors will become our executive officers and directors. After the merger, former Parentech stockholders, including those who become directors and officers of our company, will hold approximately 70% of the total number of shares of our common stock outstanding, on an as-converted basis but not including the effect of the exercise of the warrants for common stock issued to Parentech stockholders because such warrants are currently "out-of-the-money." As a result, Parentech stockholders will be able to control the election of directors and other matter submitted for approval by our stockholders. It may also have the effect of preventing a change in control of our company without the consent of Parentech stockholders.

Parentech shareholders would recognize a gain or loss if the IRS were to successfully challenge the tax-free reorganization status of the merger.

         Parentech and our company will not seek a ruling from the Internal Revenue Service that the merger will be tax-free to Parentech shareholders. If the IRS were to successfully challenge the tax-free reorganization status of the merger, Parentech shareholders would recognize gain or loss with respect to the merger.

If the merger does not qualify as a tax deferred "reorganization," Parentech would recognize gain and we would be liable for any resulting tax by virtue of the merger.

         If the merger does not qualify as a tax deferred "reorganization" within the meaning of Section 368(a)(1)(A) or Section (a)(1)(D) of the Internal Revenue Code, Parentech would recognize gain equal to the excess of (i) the fair market value of our stock received plus the amount of liabilities of Parentech assumed by our company pursuant to the merger, over (ii) Parentech's basis in its assets. To the extent a taxable gain was incurred by Parentech which is not offset by current year operating losses and loss carry forwards from prior years, we would be liable for any resulting tax by virtue of the merger.

Risks Relating to Parentech's Business:

Parentech has no prior operating history and is subject to risks inherent in the establishment of a new business enterprise.

         Parentech was formed in 2000 for the purpose of commercializing the Nature's Cradle technology and, therefore, has only a limited operating history. Parentech's business continues to be subject to all of the risks inherent in the establishment of a new business enterprise. Parentech's ability to succeed may be hampered by the expenses, difficulties, complications and delays frequently encountered in connection with the formation and commencement of operations of a new business. These include, but are not limited to, the possibility that an insufficient market for Parentech's products will develop. In view of the foregoing, Parentech cannot provide any assurance that Parentech will be successful in its proposed activities or that its operations will ultimately be profitable.

Parentech is a development stage company and, therefore, is exposed to a substantial amount of risk.

         Parentech is a development stage company, which, by its nature, involves a substantial amount of risk. Parentech's management team and key advisors have significant experience in their respective fields; however, they have not worked together for an extended period of time. Furthermore, Parentech's success will depend in large part on the continued service of its key management, technical, sales and marketing personnel and on its ability to continue to attract highly qualified managers and employees. If Parentech is unable to recruit and retain qualified personnel, Parentech may be adversely affected. There can be no assurance that key personnel, once hired, will remain with Parentech.

Parentech has incurred net losses and generated minimal revenues since its inception and may not generate sufficient net revenue in the future to achieve or sustain profitability.

         Parentech recorded an operating loss of approximately $1,301,104 before interest, taxes, depreciation and amortization, for year ending December 31, 2001. Parentech expects to incur operating losses for 2002 as well. We cannot assure you that Parentech will become profitable.

If Parentech is unable to raise additional capital to fund its future operations, its business will be harmed.

         Parentech expects that, to meet its long-term needs, it will need to raise substantial additional funds through the sale of equity securities, the incurrence of additional debt or through collaborative arrangements. Any additional equity financing may be dilutive to stockholders, and debt financing, if available, may involve restrictive covenants. Collaborative arrangements, if necessary to raise additional funds, may require Parentech to relinquish rights to certain technologies, products or marketing territories. Parentech's failure to raise capital when needed could have a significant negative effect on Parentech's business, operating results, financial condition and prospects and it may force Parentech to cease operations or seek protection from its creditors under federal or state bankruptcy laws.

Competition in the market could prevent Parentech from generating or sustaining its revenues and achieving or sustaining profitability.

         There are significant barriers to developing products that offer the functions and features of the Nature's Cradle, including the product's FDA clearance, issued patents and pending patents. However, we cannot assure you that companies with greater financial, marketing and other resources will not enter the marketplace to compete with Parentech, or that if they do, that Parentech will be able to compete effectively, those protections notwithstanding. While conventional infant cribs and cradles are not currently seen by Parentech as directly competitive since they do not offer the features and benefits of Nature's Cradle, they do represent a lower-cost alternative and therefore may be seen as indirectly competing with Parentech's products.

Parentech may not be able to protect its proprietary rights adequately, which may limit its ability to compete effectively.

         Parentech believes that its trademarks, patents and other proprietary rights are important to its success and its competitive position. Accordingly, Parentech devotes substantial resources to the establishment and protection of its proprietary rights on a worldwide basis. Nevertheless, we cannot assure you that the actions taken by Parentech to establish and protect its proprietary rights will be adequate either to prevent imitation of its products by others or to prevent others from seeking to block sales of Parentech's products as violative of others' proprietary rights. No assurance can be given that others will not assert rights in, or the ownership of, trademarks and other proprietary rights of Parentech. In addition, the laws of certain foreign countries do not protect proprietary rights to the same extent as do the laws of the United States, with the result that patents do not offer substantial protection in those countries.

Parentech's potential international operations are subject to risks which could negatively effect Parentech's ability to market and sell its products in foreign countries.

         Parentech is seeking to establish an international sales base. International operations and exports to foreign markets are subject to all of the risks generally associated with doing business abroad, such as foreign government regulation, economic conditions, currency fluctuations, duties and taxes, political unrest and disruptions or delays in shipments. These factors, among others, could influence Parentech's ability to sell its merchandise in international markets. If any such factors were to render the conduct of the business in a particular country undesirable or impracticable, there could be a material adverse effect on Parentech's business, financial condition and results of operations. In addition, the majority of Parentech's sales over its first few years of operations will be derived from the Asian market, and most of Parentech's current information on buying patterns and customer preferences are based on Nature's Cradle's U.S. customers. As a result, predicting foreign consumer demand may be more difficult for Parentech than predicting U.S. consumer preferences, and there can be no assurance that Parentech's merchandise or marketing efforts will be successful in foreign markets.

As a result of rapid technological change in the market, Parentech's products may not be effective and may render some or all of Parentech's products, programs or services non-competitive or obsolete.

         Parentech is involved in the creation, production, and distribution of products that enhance child development. Marketing such products requires extensive research efforts, yet their relative attractiveness in the marketplace can be affected by rapid technological change. New developments in this area are expected to continue at a rapid pace in both industry and academia. We cannot assure you that research will not lead to discoveries by others that are more effective than those of Parentech, or that such research and discoveries by others will not render some or all of Parentech's products programs or services noncompetitive or obsolete. No assurance can be given that unforeseen problems will not develop with the technologies or applications used by Parentech or that Parentech's products and services will ultimately be commercially feasible.

In the event of dissolution of Parentech, there may not be sufficient assets for distribution to its stockholders.

         In the event of dissolution of Parentech, the proceeds from the liquidation of its assets, if any, will be first used to satisfy the claims of creditors. We cannot assure you that Parentech's assets would be sufficient to satisfy creditors' claims in full. Only after all outstanding debts are satisfied will the remaining proceeds, if any, be distributed to the stockholders. Accordingly, stockholders' ability to recover all or any portion of their investment under such circumstances will depend on the amount of proceeds that Parentech realizes from liquidation of its assets.

Parentech's reliance on third parties for manufacturing may delay product delivery and result in a product shortage, which would reduce Parentech's revenues.

         Currently, Shinpo Denshi of Fujisawa City, Japan, or Shinpo, manufactures all of Parentech's products. Parentech plans on using additional third parties to manufacture its products in various locations in the future. There are two main risks associated with using third parties for manufacturing:

         o the manufacturer may not deliver adequate supplies of a sufficiently high quality product in the timeframe that Parentech needs to meet product demand; and

         o Parentech may not be able to obtain commercial quantities of a product at an economically viable price.

         In addition, Parentech may not be able to enter into commercial scale manufacturing contracts on a timely or commercially reasonable basis, or at all, for its product candidates. If Parentech's manufacturers fail to perform their obligations effectively and on a timely basis, these failures may result in product shortages, which would impair Parentech's competitive position either because of the delays or because of a loss of revenues. Additionally, Parentech may not be able to replace its manufacturing capacity quickly or efficiently in the event that Parentech's manufacturers are unable to manufacture their products.

Parentech's business exposes it to the risk of product liability claims for which Parentech may not be adequately insured.

         Parentech faces an inherent business risk of exposure to product liability claims in the event that the use of its products results in adverse effects during research, clinical development or commercial use. Parentech cannot guarantee that it will avoid significant product liability exposure. As Parentech's product is still in the development stage and has not been introduced to the consumer market yet, Parentech does not carry product liability insurance coverage. Parentech is planning on obtaining product liability insurance coverage once its product is introduced to the consumer market. Once Parentech does obtain product liability insurance coverage, such coverage may not be adequate to cover potential liability exposures. Moreover, Parentech cannot assure its stockholders that adequate insurance coverage will be available at an acceptable cost, if at all, or that a product liability claim would not harm its results of operations.

                   GENERAL INFORMATION RELATING TO OUR COMPANY

Business

         Overview

         We were organized under the laws of the State of Delaware in 1991. We own approximately 382,250 original, hand-painted animation production cels that we have attempted to market to the public through our Web site as well as through art galleries, department stores, other retail outlets and catalogues. Also, we market reproductions of certain animation and comic strip images and characters, including animation art and comic strip lithographs. Since 2001, we have engaged in limited operations and have sought an acquisition or merger with Parentech.

         Pursuant to a Sub-Lease and Assembly Agreement, dated as of September 1999, between our company and Royal Animated Art, Inc., we store our collection of cels in a warehouse leased by Royal Animated Art, Inc. from a third party. In addition, Royal Animated Art, Inc. has agreed to provide us with services such as cleaning, sorting, cataloguing, matching with backgrounds, matting and framing as well as generally preparing the cels for market. We pay Royal Animated Art, Inc. $1,000 per month for the warehouse space as well as out of pocket costs for labor and materials, plus 15% of an estimate of Royal Animated Art, Inc.'s overhead costs that is allocable to our products.

         We are also a party to a three-year distribution agreement with Royal Animated Art, Inc. that grants us the non-exclusive right to purchase and market reproductions of certain animation and comic strip images and characters, including animation art and comic strip lithographs, that Royal Animated Art, Inc. owns or to which it acquires reproduction rights. The agreement expires in September 2002 and is subject to renewal. These rights are subject to any restrictions or limitations contained in agreements pursuant to which Royal Animated Art, Inc. acquired its rights and to the approval of how many reproductions of each particular piece of artwork should be sold to our company. In connection with the distribution agreement, we have agreed to pay Royal Animated Art, Inc. a percentage of Royal Animated Art, Inc.'s suggested retail price that is equal to 50% if we sell directly to the consumers and 25% if we sell to wholesalers, distributors, retailers and/or other middlemen.

         Animation Cels

         The term "cel" is used to describe the basic component of most types of animation art. In its strictest sense, a cel is a plastic sheet, either cellulose nitrate or cellulose acetate, on which animated characters are painted. In practice, the term cel has come to mean that plastic sheet in combination with the outline and coloring of a character, object or special effect. Outlines can be either hand-inked or xerographically transferred to the sheet of plastic. Those outlines are then filled with color, either by hand-painting or a serigraphic process, to complete the cel.

         Our cel collection includes a combination of 12 field cels that are approximately 12" x 10" in size, and pan cels that are approximately 36" x 10" in size. The cels are selected from, and were used in the production of Real Ghostbusters/Slimer, Ewoks from the Star Wars series, He-Man, Masters of the Universe, She-Ra Princess of Power, Bravestar, Flash Gordon, Shelly Duvall's Bedtime Stories, Beethoven, Back to the Future and others.

         Original Production Cels

         Original production cels are hand-painted and have actually been used in the making of animated films. They can have either xerographic or hand-inked outlines and are hand-painted at the studio. Each animation film is made of thousands of individual hand-painted cels. They are filmed in sequence to create the illusion of motion. Many original production cels have been either lost or destroyed through the years, which enhances their value as collectible art. In addition each cel is a one-of-a-kind piece of art, and this rarity also enhances its value. Because they were created to make an actual cartoon, each cel is a component part of a larger movement. Different cels from the same scene may be more or less desirable depending on a variety of factors such as size, profile, and expression of the character, any damage to inking or paint and overall visual appearance.

         The Making of Cels

         We do not produce our own cels. However, an understanding of the production process is helpful in order to understand the nature of the cels and their collectibility.

         For production cels, the process begins when a storyboard is created by a talented animator, who, with the film director, determines the extent of the background to be shown, the size of the characters and props to be used in each scene. The animator makes a sketch from what will become each of approximately 16 frames per foot of film. Next, an outlined ink drawing is made of each of the sketches. This outline is created on a sheet of clear celluloid acetate. Each and every inked outline is turned over to a painter and, by hand, brilliant colors are applied with special paints. Once each cel is hand painted and the foregrounds and backgrounds are complete, the artwork is ready for photography. Using a multiplane camera, the foreground, animation plane and the background are meticulously arranged and photographed.

         Industry and Competition

         We believe that the collecting of animation production cels is a rapidly expanding pastime with more and more people every day discovering the enjoyment of, and appreciating the hand-craftsmanship of, these timeless works of art. We are aware of two major distributors of animation cels: The Walt Disney Co. through its Walt Disney Art Classics division and Time Warner, Inc. through its Warner Bros. Division, in addition to several distributors of lesser stature. These distributors have significantly greater resources than our company. In addition, many collectors and distributors of cels have established a presence on the Internet.

         Sales and Marketing

         We offer for sale a selection of our animated cels through our Web site which is located at www.premierclassicart.com. We receive orders from our Web site, all of which are paid for by credit card. Each order is filled by an employee and shipped by regular mail or overnight courier. We have also attempted to market our cels through art galleries, department stores, other retail outlets and catalogues. We have no existing agreement with any such gallery or store.

         Employees

         We currently have one employee.

         Properties

         Charles F. Trapp, our president and director, provides our executive offices, located in Bridgewater, New Jersey, for free. We sub-lease approximately 1,000 square feet of warehouse space from Royal Animated Art, Inc. located in Chatsworth, California.

         Legal Proceedings

         We are not party to any material pending legal proceedings; however, we are currently in default on a $775,000 original principal amount note that was due September 3, 2001, of which $375,000 of the principal amount remains outstanding and is in arrears 12 months, with past due interest totaling approximately $39,375. The note is collateralized by 200,000 pieces of our cel art inventory. The holder of the note is a director of our company. We have had on-going negotiations with the holder of the note to extend the due date and resolve the past due interest. The holder of this note has agreed to release us from our obligations upon the transfer of Cool Classics, Inc. to certain of our creditors, including this creditor. See "Transfer of Assets and Liabilities to Cool Classics, Inc. and Transfer of Cool Classics, Inc. Capital Stock to Our Creditors." In the event we do not consummate the merger with Parentech, we cannot assure you that we will be able to secure an extension or cure the default. It is possible that the lender will foreclose on the collateral and/or bring an action in connection with our obligations under the note.

Market for Our Common Equity and Related Stockholder Matters

         Our common stock trades on the over-the-counter electronic bulletin board. The symbol for our common stock is "PMCL." We are planning on changing the symbol for our common stock to one that more closely resembles our new company name subsequent to the closing of the merger.

         The following table sets forth information regarding the high and low closing price for our common stock as reported on the over-the-counter electronic bulletin board for each of the periods set forth below. Such prices do not necessarily reflect actual transactions and do not include retail mark-ups, mark-downs or commissions. The prices set forth below are per share and are rounded to the nearest cent:

Quarter Ended                              High                    Low
-------------                              ----                    ---

February 28, 2002                         $0.80                  $0.24
November 30, 2001                         $0.50                  $0.10
August 31, 2001                           $0.51                  $0.06
May 31, 2001                              $0.31                  $0.06

March 31, 2001                            $0.25                  $0.06
December 31, 2000                         $1.22                  $0.19
September 30, 2000                        $0.13                  $0.13
June 30, 2000                             $2.00                  $0.45

Holders

         As of July 10, 2002, there were approximately 362 holders of record of our common stock, excluding the number of beneficial owners whose securities are held in street name.

Dividends

         Until the effective date of the merger, we are prohibited from paying cash dividends on our common stock until all the issued and outstanding shares of our Series A preferred stock are converted into common stock or until all preferred dividends in arrears are brought current. Upon the effective date of the merger, in each calendar year, the holders of the then outstanding Series A and Series B preferred stock are entitled to receive, when, as and if declared by our board of directors, non-cumulative dividends at the applicable annual dividend rate as prescribed by our certificate of incorporation, prior and in preference to the payment of any dividends on our common stock in such calendar year, other than a dividend consisting of common stock. No dividends, other than a dividend of common stock, will be paid with respect to our common stock during any calendar year unless dividends for the then outstanding Series A and Series B preferred stock shall have first been paid. After such dividend has been paid to the holders of the Series A and Series B preferred stock, dividends may be paid with respect to outstanding common stock.

         Irrespective of these conditions, we have never declared or paid any cash dividends on our common stock. We do not anticipate paying any cash dividends for the foreseeable future. The declaration of dividends is subject to the satisfaction of the requirements of Delaware law and the discretion of our board of directors and will take into account such matters as general business conditions, our financial results, capital requirements, contractual, legal and regulatory restrictions and such other factors as our board may deem relevant.

Management's Discussion and Analysis of Financial Condition and Plan of
Operation

         The following discussion and analysis should be read in conjunction with our consolidated financial statements and notes included in the financial statements contained elsewhere in this information statement.

         Results of Operations

         We planned to market and sell our collection of cels over the Internet and through art galleries, catalogues, department stores and other retail outlets. We anticipated that it would take more than five years for us to liquidate our collection of cels in order to maximize the cels' value and to take advantage of opportunities to sell pieces when possible. We have received negligible revenues from the sales of our cels to date. We presently have 35,000 cels ready for presentation and distribution.

         Results of Operations for the Nine-Month Period Ended February 28, 2002 Compared to the Nine-Month Period Ended February 28, 2001

         Selling, General and Administrative Expenses. Selling, general and administrative expenses decreased from $369,200 for the nine months ended February 28, 2001 to $244,027 for the nine months ended February 28, 2002. We attribute the decrease primarily to reduced compensation expense and professional fees for the nine months ended February 28, 2002.

         Interest Expense. Interest expense increased from $73,187 for the nine months ended February 28, 2001 to $683,454 for the nine months ended February 28, 2002. We attribute the increase to the 3% penalty assessed on our outstanding convertible notes and the interest booked in connection with certain warrants which is included in interest expense for the nine months ended February 28, 2002.

         Results of Operations for the Fiscal Year Ended May 31, 2001 Compared to the Fiscal Year Ended May 31, 2000

         Sales. Sales decreased from $135,200 for the year ended May 31, 2000 to $100,598 for the year ended May 31, 2001. We attributed the decrease to our inability to market our inventory to the general public.

         Cost of Sales. Cost of sales increased from $20,259 for the year ended May 31, 2000 to $57,887 for the year ended May 31, 2001. We attributed the increase to our inability to market our inventory to the general public.

         Selling, General and Administrative Expenses. Selling, general and administrative expenses decreased from $1,079,854 for the year ended May 31, 2000 to $699,128 for the year ended May 31, 2001. We attributed the decrease primarily to acquisition fees, legal and accounting fees in connection with the filings with the Securities and Exchange Commission in 2000.

         Interest Expense. Interest expense increased from $272,798 for the year ended May 31, 2000 to $536,278 for the year ended May 31, 2001. The increase is primarily attributed to non-cash interest in connection with the issuance of warrants relating to the convertible notes.

         Loss on Sale of Marketable Securities. Loss on sale of marketable securities increased from nil for the year ended May 31, 2000 to $44,619 for the year ended May 31, 2001. We attributed the increase to the exchange of our shares of marketable securities for shares of another marketable security owned by a shareholder.

         Results of Operations for the Fiscal Year Ended May 31, 2000 Compared to the Fiscal Year Ended May 31, 1999

         Sales. Sales increased from nil for the year ended May 31, 1999 to $135,200 for the year ended May 31, 2000. We attributed the increase to our acquisition of the animation cels.

         Cost of Sales. Cost of sales increased from nil for the year ended May 31, 1999 to $20,259 for the year ended May 31, 2000. We attributed the increase to our acquisition of the animation cels.

         Selling, General and Administrative Expenses. Selling, general and administrative expenses increased from nil for the year ended May 31, 1999 to $1,079,854 for the year ended May 31, 2000. We attributed the increase primarily to marketing and Web site construction of $86,000, non-cash compensation and consulting services of $257,000, acquisition fees of $216,000, legal and accounting fees of $115,000 in connection with filings with the Securities and Exchange Commission and $125,0000 in connection with amortization of prepaid distribution rights.

         Interest Expense. Interest expense increased from $23,400 for the year ended May 31, 1999 to $272,798 for the year ended May 31, 2000. The increase is primarily attributed to funds we borrowed to make the acquisition in 1999 and non-cash interest in connection with the issuance of warrants relating to the financing.

         Liquidity and Capital Resources

         We do not have adequate cash reserves to meet our future cash requirements. We sought to raise additional working capital through debt or equity financing and/or to merge with an operating company. On April 24, 2002, we executed the Merger Agreement, and on May 10, 2002 and July 10, 2002, we executed amendments to such Merger Agreement, that provide for, among other things, the merger of Parentech with and into our company. Parentech previously paid to us a transaction fee of $75,000 upon execution of the memorandum of understanding that we executed in connection with the merger prior to our execution of the Merger Agreement. The payment was made in the form of a six-month, 8% loan that will terminate upon consummation of the merger. If the merger is not completed, under certain circumstances, we will owe Parentech a breakup fee of $75,000, which amount will be paid in addition to our repayment of the loan. On March 24, 2002, we agreed to issue 539,000 shares of our common stock and 186,000 shares of our Series A preferred stock to certain of Parentech's lenders in consideration for Parentech waiving its rights to a return of the transaction fee under certain circumstances.

         Pursuant to the terms and conditions of the Merger Agreement, we have agreed to transfer substantially all of our assets and liabilities, except for $1.00, to Cool Classics, Inc., our wholly owned subsidiary. Further, we have agreed to transfer all of the outstanding shares of capital stock of Cool Classics, Inc. to certain of our creditors.

         Our ability to continue as a going concern will depend upon successful consummation of the merger. In the event the merger is not consummated, we may be forced to cease our operations or seek protection from our creditors under federal or state bankruptcy laws. Obligations to our creditors include, but are not limited to the following notes which we issued to individuals who are officers or stockholders of our company:

         o $775,000 principal amount 10 1/2% convertible note that was due September 3, 2001 and is secured by 200,000 of our cels. We are currently in default on this note. The remaining principal amount due on this note is $375,000, plus penalties and interest; and

         o an aggregate of $658,700 of 12% convertible notes due starting in February 2001. The notes are secured by all our assets and subordinated to the rights of the $775,000 note holder. We are currently in default on these notes and the notes continue to accrue penalties and interest.

         Plan of Operation

         On the effective date of the merger, our operations will consist of those of Parentech. See the "General Information Relating to Parentech; Management's Discussion and Analysis of Financial Condition and Results of Operation" below. In the event that we do not consummate the merger with Parentech, we plan to continue to seek a merger with an operating company and we will continue to market and sell our collection of cels.

                 GENERAL INFORMATION RELATING TO PARENTECH, INC.

Business

         Overview

         Parentech was organized under the laws of Delaware in February 2000. Parentech is engaged in the business of designing, developing and marketing products that enhance the development and well-being of infants. Parentech's first product, the Nature's Cradle(TM) Sound and Motion System, or Nature's Cradle, is an infant environmental transition system. Parentech believes that Nature's Cradle markedly enhances the development and well-being of newborns. Nature's Cradle has been shown in clinical trials to have dramatic, positive effects on both healthy and hospitalized infants. On the basis of those trials, the U.S. Food and Drug Administration, or FDA, has permitted the following claims to be made about Nature's Cradle:

         o Nature's Cradle babies cry 65% less;

         o Nature's Cradle babies are more alert and develop faster, as determined by standard, well-accepted neonatal development tests;

         o Nature's Cradle babies sleep through the night sooner;

         o Nature's Cradle babies sleep for longer intervals; and

         o Nature's Cradle babies have a lower incidence of colic.

         Parentech does not believe that the FDA has approved any device that is similar to Nature's Cradle that can assert such claims. Parentech believes its challenge will be to establish awareness of the product's value to parents of infants and convert such awareness into consumer demand. Parentech has developed a strategy that relies on placement of Nature's Cradle in hospitals, where Parentech believes large numbers of parents will experience its benefits. Parentech believes that parents' exposure to Nature's Cradle in the hospital will lead many of those parents to adopt Nature's Cradle for use at home, once mother and child leave the hospital. Parentech is initially focusing its efforts in Asia, where mothers traditionally spend seven to 10 days in the hospital with their newborns. Parentech has chosen to enter into relationships with sales and marketing organizations that Parentech believes are recognized and well-established in their own markets to assist in implementing this strategy, rather than trying to create its own marketing and distribution system.

         Parentech's strategy is designed to take advantage of the inherent obstacles that independent inventors and start-up companies in the infant products market traditionally confront. The infant products market is dominated by a few relatively large, well-known companies that are responsible for the design, sales and marketing of many of the new products introduced each year. There are, however, a substantial number of products designed for this market by individual inventors and small entrepreneurs who have innovative ideas but who often lack the market savvy or the financial and human resources to produce, market and distribute their product profitably. Often parents, pediatricians and nurses who watch the activities of young children envision products that could make their lives and those of their children easier, less stressful and more enjoyable, but they lack the know-how or resources to get their products successfully to market. Parentech believes that the most daunting barrier for small entrepreneurs is the lack of a large enough distribution channel at an early stage to enable the product to be produced at a cost that will lead to profitability. Most of these small entrepreneurs exhaust their capital on high cost prototypes and small runs of pre-production units, well before they can take advantage of the economies of scale associated with mass production. If they have any money left after working out production issues, it is quickly absorbed by initial marketing and distribution costs. Unless the product is an "instant success," it will usually not achieve sufficient market penetration in a short enough time frame to generate the cash flow critical to survival.

         Parentech's strategy is designed to overcome this inherent problem by leveraging the FDA-endorsed efficacy of Nature's Cradle to create an international distribution consortium comprised of strong companies who have existing, substantial and successful marketing channels in their respective territories. The establishment of such a distribution network should allow Parentech to place its products, starting with Nature's Cradle, into many markets simultaneously. That, in turn, will enable Parentech to produce large enough quantities of a new product from the outset to realize economies of scale, thus accelerating the profitability of each new product line introduced. Parentech presently has such a network in Japan and is in the final stages of negotiations on a similar network in the China. Approximately $37,000 in revenues was generated by Parentech through this in-place network in Japan through the end of 2001.

         These two relationships, both representing very large potential markets, would, on the basis of realistic market penetration projections, enable Parentech to achieve at an early stage the volumes needed to benefit from the economies of scale in production. Parentech expects that similar relationships will be established over time in other major markets, such as the U.S, Western Europe, and Latin America.

         Successful introduction of Nature's Cradle is key to ensuring that these distribution networks will remain receptive to future products. Parentech decided that the Nature's Cradle is the right "first product" because it is a patented, differentiable, clinically proven and doctor-recommended technology. Parentech's management believes that Nature's Cradle is a very robust and universally applicable product, which makes it the right first product, not only to succeed in its own right, but to serve as a platform for the introduction of a series of follow-on products.

         The Nature's Cradle(TM) Sound and Motion System

         The Nature's Cradle was first registered with the FDA in 1991 and again in 1997. It has been shown, among other things, to enhance infant sleep, decrease infant crying by 65% and promote infant development. In deciding on Nature's Cradle as Parentech's first product, Parentech's management assessed it from the viewpoint of the value that it provides to the entire family. Parentech's management believes that consumers will find the cost to be modest for a product that has been clinically proven to give newborns a demonstrably better start in life. At the same time, Parentech believes that the first four months of a baby's life will be better and easier for the entire family if the baby sleeps more and cries a lot less. Based on these criteria, Parentech believes that Nature's Cradle should have broad appeal.

         Parentech acquired the rights to Nature's Cradle in July 2000, the actual starting point of its business; however, Nature's Cradle was developed and extensively tested in leading academic centers in the United States on both healthy newborns and sick, hospitalized newborns over an eight year period beginning in 1989. Due to a variety of factors, including trying to introduce it through small, independent baby stores, initial efforts to commercialize Nature's Cradle in the U.S. did not succeed. After analyzing the approach that its predecessor company took and the positive response received from previous users of Nature's Cradle, Parentech concluded that the mistakes that had been made could be overcome.

         Clinical Benefits of Nature's Cradle

         The process of birth subjects newborns to a high degree of traumatic stress. Newborns are forced from a safe and secure environment in the womb and thrust into an unfamiliar, chaotic new world of harsh light and sounds, filled with strangers and devoid of the comforting boundaries that had been so much a part of their in utero development.

         The negative effects of this stress have been demonstrated conclusively by studies done on neonatal intensive care populations. These studies have shown that noise, harsh lighting and poor sleep patterns due to human and environmental disturbances can lead to sensory overload, decreased growth-rates and interrupted sleeping patterns. The stress of these changes slows a child's development by diverting energy that would otherwise be used in advancing physical and neurological development to coping with the stress. This new environment can often be a draining experience not only for the child, who often cries itself to sleep, but for other family members who share the child's distress, lose sleep and suffer emotionally from feelings of inadequacy over being unable to soothe the unhappy infant.

         Nature's Cradle was specifically designed to manage and reduce the stress that newborns experience by recreating elements of the familiar, comforting, womb environment in the postpartum world, and presenting these recognizable stimuli to the child in a consistent, natural way. Specifically, Nature's Cradle simulates the intrauterine environment by:

         o producing a patented, gentle rocking motion that mimics the motion a baby experiences in utero when its mother is walking;

         o offering a reassuring, swaddling-like containment through use of a proprietary Baby Bolster SystemTM which is a configuration of soft pads that keeps each baby properly positioned on the mechanism; and

         o providing soothing sounds like those the baby heard when inside the mother.

         The effectiveness of Nature's Cradle is based upon research on how best to promote beneficial development of newborns. There have been many academic studies published in prestigious peer-reviewed journals that have shown the importance to newborns of environmental management and developmental care similar to that which Nature's Cradle provides. These studies have demonstrated that:

         o rocking an infant promotes more restful sleep and helps develop reflexes and motor skills;

         o appropriate auditory and tactile stimulation promote weight gain and central nervous system development; and

         o better-rested babies have more energy to apply to growth and development.

         The sound and motion of the Nature's Cradle mechanism, combined with the comforting restraint of the Baby Bolster SystemTM deliver those stimuli that promote the growth and development of infants.

         Technology

         The heart of the Nature's Cradle product is the patented, microprocessor-controlled, rocking mechanism that moves the unit in a smooth, rhythmic manner that simulates the movement of expectant mothers as they walk. The realism of the baby's experience is enhanced by varying the rocking speed and frequency over the course of each 24-hour period, just as the baby experienced before birth when the mother's level of activity changed throughout the day and from day to night.

         The comforting familiarity of the motion is augmented by the actual recorded intrauterine sounds that are reproduced for the infant using Nature's Cradle's proprietary software and electronics. The proprietary Baby Bolster SystemTM surrounds the infant and simulates the gentle cushioning pressure of the uterine walls. This not only provides the tactile sensation that has been shown to promote neurological development and growth, but it also helps keep the baby positioned on its back, the position that both the American Academy of Pediatrics and its Japanese counterpart recommends for infants to reduce the risk of Sudden Infant Death Syndrome, or SIDS.

         The unit's electronic controls gradually decrease the frequency and intensity of the rocking motion over the recommended 17-week period of use, gently encouraging the child to cope with its new surroundings independently. While this typical program is suitable for nearly all situations, the motion, sound volume, and simulated intrauterine heart rate can be manually controlled by the parents to fit better the specific requirements of their child, if needed.

         Clinical Validation

         The FDA has accepted clinical studies showing that the use of Nature's Cradle technology on healthy, full-term babies, as well as with premature and sick infants, results in infants who:

         o cry 65% less;

         o experience a lower incidence of colic;

         o sleep through the night sooner;

         o sleep for longer periods at night;

         o have more restful sleep patterns; and

         o score significantly higher on the Brazelton Neonatal Assessment Scale, a widely accepted test of infant development.

         Parentech believes that these results are not only beneficial to the baby, but also to parents and caregivers, who report that by using Nature's Cradle, infant care is less stressful on the entire family. The result is a neonatal experience that is much more positive for everyone involved.

         The FDA's acceptance of these studies is an important part of the marketing strategy for Nature's Cradle, since, Parentech believes, it makes Nature's Cradle the only device that is cleared to make these claims in literature promoting the product.

         Strategy

         Parentech's strategy contains two critical elements: an initial focus on the Asian market, where the culture is more focused on the immediate needs of developing newborn children, and where the healthcare system is better organized to promote distribution; and avoid vertical integration by outsourcing manufacturing and distribution.

         The Asian Markets

         Parentech believes that the Japanese and Chinese markets present a much more attractive opportunity for the effective introduction of Nature's Cradle than in the U.S. Parentech believes that the cost of acquiring sales was the major impediment to the success of Parentech's predecessor's domestic initiatives. Parentech believes that this should not be a problem in Japan or China, where the cultural and regulatory setting is conducive to promoting sales. Parentech has already established relationships with two partners, SII Trading, or Seiko, and Atom, Inc., to implement this strategy in Japan. Parentech is attempting to accomplish the same in China.

         In these Asian societies, where couples usually have just one or two children, either by culture or decree, the birth of a new child is a major event for the entire extended family. As a result, women and their newborns in these cultures benefit from, among other things, hospital stays of seven days as compared to an average of two days in the U.S. Parentech believes that placement of units in hospitals provides the opportunity to introduce Nature's Cradle in a cost-effective manner to a literally captive market. In addition, Japanese doctors, who have a great deal of influence over their patients' decisions, may receive compensation for promoting products to their patients; a practice that is frowned upon or actually unlawful in the U.S. Seiko determined in its thorough marketing surveys that Japanese physicians widely endorsed Nature's Cradle and stated willingness to promote its use. In fact, the Japanese have initiated a number of additional clinical studies using Nature's Cradle, and the preliminary results not only confirm the benefits demonstrated by U.S. clinical trials but expand the list of demonstrated benefits.

         The Japanese Relationship

         Another critical element of Parentech's potential success in Japan is the relationship with and support of Seiko, Nishikawa, Inc. and Atom, Inc. Parentech believed that a positive reputation is essential for success in Japan, and Parentech's relationship with these three well-respected, high profile companies confers greater credibility on Parentech's products.

         Parentech believes that these relationships are valuable in several ways. First, they associate Parentech with some of Japan's best-known and most respected companies. Second, Parentech believes that market studies conducted as a result of these relationships have validated the rental revenue model that Parentech will employ in all of its markets. Under the Japanese Agreement, Parentech sells units to hospitals and leases consumer units to Seiko for resale.

         The home units, leased directly to Seiko are, in turn, rented to its customers for 16 weeks, the remaining portion of the recommended 17 week use cycle not covered by the hospital stay. The agreement minimizes inventory costs, since Parentech will only build units to order. Recent improvements to the unit design will also enhance profitability by extending the expected life of the home-use unit to 10 rental cycles. Under this model, the more rental cycles that each unit can serve, the lower the manufacturing cost per rental cycle and the greater the profitability.

         The Advantages of Being "Virtual"

         Another key element of Parentech's strategy is to keep fixed costs low by operating as much as possible as a "virtual" company. Every aspect of operations is analyzed to determine if higher quality at lower cost can be achieved by using outside contractors rather than by hiring a full time staff. This allows Parentech access to highly qualified personnel in precisely the areas needed, but only when needed and only for as long as needed. It also promotes flexibility, speeding reactions to changes in the market as they occur.

         Parentech presently receives strategic and operational support from Chardan Ventures, LLC, or Chardan, a firm specializing in medical device and health-related product transactions. Parentech's month-to-month consulting agreement with Chardan is for operational and strategic consulting services. Engineering and design services are provided by Microprocessor Designs, Inc. on a contract basis. Component manufacturing and product assembly is done through contract arrangements, which greatly reduces manufacturing-related overhead costs. Most of these present relationships are with Seiko-approved suppliers. That helps to assure responsiveness and quality not always available to a relatively small customer.

         Sales, Marketing and Distribution

         Japan

         The cornerstone of Parentech's initial strategy is its relationship with Seiko. Parentech sought and obtained a sales and marketing agreement with Seiko in order to attain greater credibility and a quick path to profitability in the Japanese market. Immediately upon acquiring the rights to Nature's Cradle in July 2000, Parentech embarked on a program to re-engineer Nature's Cradle to improve its reliability and durability. That, in turn, would help promote profitability in the international marketplace generally and in the Japanese market in particular. The agreement with Seiko, which grants Seiko marketing, rental and distribution rights in Japan for Nature's Cradle through the end of 2004, was concluded only after Seiko had subjected the new design to rigorous quality control testing, validated these re-engineering efforts. To ensure that channel distribution in Japan would be covered at all levels, Seiko subsequently entered into arrangements with Nishikawa, Inc., the largest softgoods producer in Japan, and Atom, Inc., the largest Japanese manufacturer and distributor of supplies to hospital nurseries.

         Seiko is seeding the Japanese market by initially focusing on sales of Nature's Cradle to hospitals, thus providing parents with access to the product during the extended hospital stays following birth. Parentech believes that this exposure will facilitate the efforts of Seiko to lease the Nature's Cradle home unit to these targeted Japanese parents, a process that is scheduled to begin in the second quarter of 2002. The agreement with Seiko provides for the sale of hospital units at the Yen equivalent of $400 each. Each consumer unit held by Seiko should generate revenue of at least $200 per year for Parentech. In addition, Parentech expects that each rental customer would want to purchase the Baby Bolster System, liner and mattress cover. The majority of operations will be done under contract, thus minimizing overhead. All Yen denominated contracts will be hedged where possible to protect against sudden exchange rate fluctuations.

         Parentech placed the initial beta test hospital units of Nature's Cradle in Japan in June 2001. The rollout of the home units is scheduled for the end of the second quarter of 2002.

         China

         Parentech's initial interest in China was as a potential low-cost manufacturing site. With the Japanese market strategy established and execution underway, Parentech management traveled to China in the Fall of 2001 to establish relationships with cost-effective manufacturers. However, Pacific Asia Ventures, LLC, an affiliate of Parentech's principal strategic consultant, Chardan Ventures, LLC has strong, established relationships with important Chinese businesses, and it introduced Parentech to many of those parties. Parentech's management leveraged those relationships to begin the process not only of arranging for low-cost manufacturing of Nature's Cradle and Parentech's future products, but also to begin establishing a distribution network in China.

         Sunshine Group, a Chinese holding company with significant interests in textiles, pharmaceuticals, and pharmaceutical distribution, and with two of its subsidiaries listed on public exchanges in China, has entered into agreements with Parentech to oversee the development of manufacturing facilities within China, production and quality control for worldwide product distribution. In addition, Sunshine Group will have distribution rights in China. Sunshine Group has also agreed to become the lead participant in Parentech China, a company that is being formed as a joint venture between Parentech and Sunshine Group to build a manufacturing, assembly, testing, distribution and service facility for Nature's Cradle.

         Parentech has also begun discussions with several substantial Chinese entities regarding participating in Parentech China, including Goodbaby Children's Products, Ltd., a company with extensive manufacturing and worldwide distribution experience in infant products, and Tonic Industries, a major Chinese electronics manufacturer.

         Other Markets

         Prior to the initiation of large-scale production, Parentech has limited itself to very preliminary discussions with potential distributors beyond Asia. Parentech intends to expand these discussions later this year in an attempt to have a worldwide distribution consortium in place by late 2003.

         Manufacturing

         Hardware Manufacturing

         Consistent with Parentech's strategy, Parentech's involvement in the actual manufacturing of the initial Nature's Cradle units will be limited to oversight of the contract manufacturers. Currently, Parentech is working closely with Shinpo, a Seiko approved manufacturer of electromechanical products based in Japan. Prototype mechanisms have already been tested by Seiko in Japan for approximately 18 months and have been approved by their quality assurance and engineering teams.

         Simultaneously, Parentech is working with partners in China to produce prototype models and to involve the Chinese manufacturers and suppliers in making the process changes needed to accommodate large-scale production with significant cost savings.

         Softgoods Manufacturing

         Use of Nature's Cradle in the home requires a set of proprietary softgoods, including Parentech's Baby Bolster System. In Japan, the home unit will be offered in a bassinet configuration that requires use of the Baby Bolster System, a liner and a pad. In China, the home unit will be offered in a mattress configuration, which will require the purchase of the mattress, the Baby Bolster System and the proprietary sheet, sold in sets of two. Prototypes and patterns for the softgoods were developed in the U.S., and production of these items is planned for China. Softgoods sales will represent a revenue stream separate from that generated by the rental of the units themselves.

         The Market

         Parentech believes that the potential market for Nature's Cradles is very large. Annually, there are over 1,200,000 births in Japan, 19,000,000 births in China, 4,000,000 births in the United States and over 70,000,000 births worldwide in developed countries alone.

         Japanese Market

         The birth rate in Japan has remained constant for the last few years. A relatively high percentage of the births in Japan are first births. Studies show that parents spend considerably more per child on their firstborn, translating into potentially strong demand for Parentech's products. In addition, Japanese parents are having fewer children today than in the past, and they strive to give the children they do have every advantage to help them succeed in the highly competitive Japanese culture. Whether by providing their children with superior schooling, attending prenatal classes or purchasing products designed to aid an infant's development, such as Nature's Cradle, Japanese parents are willing to do what is needed to ensure that their children do not fall behind. Since the parents themselves devote so much time and effort to their own careers, they are expected to be eager adopters of Nature's Cradle, a product that eases some of the parenting burden while providing an advantage for their children.

         Another important aspect of Japanese society that will help promote the use of Nature's Cradle lies in certain aspects of the Japanese healthcare system, particularly as it relates to childbirth. First, Japanese physicians routinely receive incentives from manufacturers of the medicines and products that they prescribe for their patients, a practice that is not permitted or accepted in the U.S. Second, Japanese medicine has escaped the cost containment force that has been driving Western medicine for the last decade or more. As a result, Japanese women and their babies typically stay in the hospital seven days or more following childbirth, versus one to three days in the U.S. In combination, these two factors present an extraordinary marketing opportunity. Parentech has already obtained the endorsement of the most highly respected Japanese obstetricians and pediatricians, leading to the adoption of Nature's Cradle in numerous Japanese hospitals. Once parents have seen their child on a Nature's Cradle for the first week of life, the prospects of having them obtain a unit for home increases substantially.

         The structure of the childbirth segment of Japanese healthcare will also promote the adoption of Nature's Cradle there. The Japanese obstetrical market is made up of many small, for-profit obstetric clinics, as well as a significant number of large and medium-sized hospitals, many of which are also for-profit institutions. These obstetric clinics, which tend to serve healthy, low risk patients, are usually staffed by a single OB/GYN physician/owner, a team of seven to eight nurses, and support staff. Regional and academic hospitals, meanwhile, handle some of the normal births, but nearly all of the pre-term babies and births with complications such as caesarean deliveries. The obstetric clinic market is becoming increasingly competitive, as new clinics continue to open despite the fact that the number of births in Japan is relatively constant. With more institutions seeking to serve the same number of births, hospitals and obstetric clinics need to offer treatments and services that differentiate them from their competition. Nature's Cradle is such a point of differentiation. Clinics that do not offer it may soon be viewed as "behind the times." For that reason, management anticipates that demand for the hospital unit should be significant.

         The Chinese Market

         In China, the "one child per couple" rule has been in place for over twenty years. As a result, there are usually six adult salaries, two parents and two sets of grandparents, available to meet the needs of each newborn child. As in Japan, Chinese parents strive to give their children every advantage. China actually has one of the most vibrant economies in the world. Its recent admission to the World Trade Organization is expected to help it to maintain what has been about a 10% annual growth in gross domestic product over the past ten years. China is judged by many on the basis of its per capita income, which is low due to the size of the population. However, China boasts a huge middle class that is able to afford Nature's Cradle, making it the largest potential market in the world.

         China's healthcare system, too, places great reliance on the recommendations of the physician and provides for a week or longer stay in the hospital post-birth for both mother and child. As a result, Parentech will follow the same strategy in China as it has in Japan: utilizing exposure to Nature's Cradle during the weeklong hospital stay to encourage parents to continue its use in the home.

         The United States, Western Europe, and Latin America

         Aspects of the U.S., Western European, and Latin American cultures make them likely adopters of Nature's Cradle as well.

         In all of those regions, today's economic reality often means two working parents. That limits the opportunity for parental contact that is so important to infants. Extended families who, in the past, provided round-the-clock parenting support are no longer an integral part of Western culture. One result of that lack of nurturing resource is that infants in modern industrialized societies spend as much as 16-18 hours per day in a bed or bassinet. While not proposed as a replacement for parental contact, the use of Nature's Cradle systems, with their familiar and comforting environments, will put to the best possible use those times when busy parents are simply unable to provide the nurturing a child wants, needs and deserves.

         Although these markets are potentially large and profitable, the initial focus will remain on Japan and China, which are viewed by management as the best markets for launching Nature's Cradle. Parentech plans to enter these other markets at the earliest feasible time, but it intends to do so only after the volume of sales and rentals in China and Japan produce economies of scale, and only after establishing a relationship with well-known and influential distributors that will bear at least some of the risks associated with those activities in each region.

         Competition

         Presently, Parentech does not believe that it has any direct competition. Several products that create "womb" sounds or generate vibration to a crib or bassinet have been in the past or are presently being marketed. However, none of these products have been clinically tested or designed to be a "physiologic" representation of true sounds or motions derived from the actual intrauterine/prenatal environment. It is anticipated that Parentech, if successful, will breed competition from mechanisms that attempt to approximate the patented aspects of the Nature's Cradle without infringing. Parentech intends to actively protect its intellectual property, but believes that a significant portion of its competitive advantage will come from working only with well-recognized and established distribution organizations in each of its markets. Parentech believes that its being first to market and the only company that can cite FDA cleared claims in its promotional materials and advertising, establishing Nature's Cradle as the clinically tested, child development device, will give it a significant advantage over any potential competitors. In addition, Parentech's partners in each region will have a vested interest in defending its patents, and should be helpful should competition arise.

         Patents, Copyrights and Trademarks

         Parentech has acquired the patents filed in the United States, Canada, Japan, and Europe originally held by its predecessor company that relate to environmental simulation and transition systems. The patents cover claims of systems that simulate the intrauterine environment, including motions that approximate those experienced by the fetus, intrauterine sounds, tactile stimulation, controlled temperature, light shielding and/or modification of the rate of intensity of the stimuli and others. These patents expire at various times between 2009 and 2016. In addition, Parentech has filed a provisional patent in the United States that covers new embodiments of and improvements to the technology intended to cover all of the above listed countries, plus China and Hong Kong. Parentech believes that it will have sufficient time to commercially exploit the inventions covered by the patents during the effective lives of the inventions.

         In connection with Parentech's acquisition of the patents originally held by its predecessor, Parentech entered into a royalty agreement, as amended, with San Diego Wholesale Credit Association, as assignee for the benefit of creditors of its predecessor, under which Parentech will pay a royalty fee on certain of Parentech's future sales. Such agreement will terminate once Parentech has paid royalties to San Diego Wholesale Credit Association in an amount equal to $1,714,250 in the aggregate.

         While Parentech cannot be completely assured that the patents and applications will block competitive products, they should help delay introduction of competing products. Most important, only the specific patented motion of the Nature's Cradle was submitted for FDA approval, and the FDA-cleared claims can be made only for a device that embodies that motion. No other non-infringing device will be able to make the FDA cleared claims regarding less crying, better and longer sleep and improved development that are the cornerstones of Nature's Cradle marketing.

         Parentech uses the trademark Nature's Cradle Sound and Motion Sleep System (TM) for its main product and uses numerous unregistered or pending trademarks for other areas of its business.

         In addition, Parentech depends upon trade secrets, know-how and continuing technological advances to develop and maintain its competitive position. To maintain the confidentiality of trade secrets and proprietary information, Parentech requires its employees and consultants, upon commencement of a relationship with it, to execute confidentiality agreements and to agree to assign inventions created, developed or discovered during the relationship period to Parentech. These agreements are designed to protect Parentech's proprietary information and to grant Parentech ownership of technologies that are developed in connection with employees' and consultants' relationships with Parentech.

         Development & Production

         Parentech spent the first eighteen months of its existence re-engineering the Nature's Cradle mechanism to achieve a design that can be manufactured at an economical cost while meeting the performance demands of an international marketplace and displaying the durability critical to profitability. Several generations of the mechanisms were tested and revised before prototypes were submitted to Seiko for testing and acceptance. Units delivered to Seiko in August of 2000 successfully finished testing, which led directly to execution of the agreement with Seiko. Upon the execution of the agreement with Seiko, Shinpo, a Seiko-endorsed Japan-based manufacturing firm, was selected as the manufacturer for Nature's Cradle. Shinpo is presently manufacturing the first home units for delivery to Seiko.

         In addition, Parentech has entered into a consulting contract with Minoru Akagawa, a U.S. based engineer born in Japan who has over 20 years experience working with Seiko, to oversee the Japanese production of Nature's Cradle and to ensure the fulfillment of Parentech's obligations under the agreement with Seiko. This contract expires in April 2003.

Management's Discussion and Analysis of Financial Condition and Results of Operations

         The following discussion and analysis provides information that Parentech's management believes is relevant to an assessment and understanding of Parentech's results of operations and financial condition. This discussion should be read in conjunction with the financial statements and footnotes, which appear elsewhere in this information statement.

         Overview

         Parentech's strategy is to focus on designing, developing and marketing products that enhance the development and well-being of newborns. Parentech's first product, the Nature's Cradle, is an FDA-registered proprietary sound and motion device that has been shown to enhance infant sleep, decrease infant crying, and promote infant development. Since inception, Parentech's primary operating activities have consisted of basic research and development, production process development, and raising capital. Parentech is a development stage company formed in February 2000. Parentech losses to date have resulted primarily from costs incurred in research and development and from general and administrative expenses associated with operations. Although Parentech believes that it will commence both production and distribution on a meaningful scale during the course of 2002, it will require additional capital in order to do so. Whether Parentech continues to incur operating losses beyond 2002 will depend on several factors, including how quickly it can build volume on revenue in the Japanese market, how quickly it can establish low-cost manufacturing operations in China, and how quickly it can complete and begin performance under a distribution agreement for China, Parentech's second target market. There is some risk associated with each of these objectives, and Parentech may achieve some, all or none of them.

         Critical Accounting Policies

         This discussion and analysis of Parentech's financial condition and results of operations is based upon Parentech's financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires Parentech to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses and related disclosure of contingent assets and liabilities. On an on-going basis, Parentech evaluates its estimates. Parentech bases its estimates on historical experience and on other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

         Parentech's critical accounting policies include revenue recognition, amortization of intangible assets and accounting for in-process research and development.

         Revenue recognition. Revenue from product sales is recognized upon shipment to customers.

         Intangible Assets. Intangible assets, primarily patents, are amortized on a straight-line basis over the estimated useful life of the assets. In accordance with SFAS No. 142 "Goodwill and Other Intangibles", intangible assets are reviewed annually for impairment or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the fair value is less than the carrying amount of the asset, an impairment loss is then recognized.

         In-process research and development. Research and development costs are expensed as incurred.

         Results of Operations

         Results of Operations for the Quarter-Ended March 31, 2002 Compared to the Quarter-Ended March 31, 2001

         Revenue. There was no revenue in either the first quarter of 2002 or the first quarter of 2001.

         Interest Income. Interest income increased to $32 in the first quarter of 2002 from nil in the first quarter of 2001. There was no interest income in 2001 because the funds raised from the Series B preferred stock equity financing were not received until the end of March 2001 and, thus, did not begin earning interest until April 2001. Interest income in the first quarter of 2002 resulted from nominal cash balances.

         General and Administrative Expenses. General and administrative expense increased to $162,243 in the first quarter of 2002 from $151,372 in the first quarter of 2001 as a result of the purchase of directors and officers liability insurance and audit fees incurred in the first quarter of 2002.

         Research and Development Expenses. Research and development expenses increased to $91,879 in the first quarter of 2002 from $65,302 in the first quarter of 2001. The increase is primarily attributable to additional consulting services provided to Parentech in the first quarter of 2002.

         Interest Expense. Interest expense decreased to $2,648 in the first quarter of 2002 from $13,167 in the first quarter of 2001 as a result of conversion of promissory notes and larger note balances in the first quarter of 2001.

         Results of Operations for the Year Ended December 31, 2001 Compared to the Year Ended December 31, 2000

         Revenue. Total revenue increased to $37,073 in 2001 from nil in 2000. The increase in 2001 resulted from the sale of the initial Nature's Cradle test units to Seiko Trading, an affiliate of Seiko Corporation, pursuant to a marketing and distribution agreement entered into between Parentech and Seiko Trading which is attached to this information statement as Exhibit C.

         Interest Income. Interest income increased to $9,335 in 2001 from $651 in 2000. The increase in 2001 resulted from the higher average cash balances in 2001 as compared to 2000, attributable primarily to the approximate $1.3 million dollars raised from the Parentech Series B preferred stock equity financing in 2001.

         General and Administrative Expenses. General and administrative expense decreased to $504,795 in 2001 from $603,261 in 2000 as a result of decreased travel, decreased organizational expenses, and the implementation of cost-cutting measures in 2001.

         Research and Development Expenses. Research and development expenses increased to $688,795 in 2001 from $496,793 in 2000. The increase is primarily attributable to Nature's Cradle design modifications made in 2001 to improve its performance, reliability and manufacturability. Management determined that the approximate $200,000 cost to adopt such design improvements would be offset by a reduction in manufacturing costs and improved operating life of Nature's Cradle.

         Interest Expense. Interest expense decreased to $17,594 in 2001 from $28,794 in 2000 as a result of the conversion of approximately $3.5 million in promissory notes and debt into Parentech Series A preferred and common stock in 2001.

         Liquidity and Capital Resources

         In February of 2001, Parentech raised approximately $1.3 million dollars in an equity financing to begin the process of final design work and sourcing the actual tooling needed to manufacture the Nature's Cradle at scale. The funds raised by Parentech in the first quarter of 2001 were enough to cover operating expenses for the balance of 2001 and the beginning of 2002.

         Parentech plans to raise additional capital for equity investments once the merger has been completed. Should Parentech be unable to obtain additional equity financing post-merger, Parentech will have access to only a limited amount of debt financing that would not enable it to meet its operating expenses on an ongoing basis. It would, in that case, need to seek alternative sources of additional capital.

            TRANSFER OF ASSETS AND LIABILITIES TO COOL CLASSICS, INC.
            ---------------------------------------------------------
       AND TRANSFER OF COOL CLASSICS, INC. CAPITAL STOCK TO OUR CREDITORS
       ------------------------------------------------------------------

The Transfer

         Pursuant to the terms and conditions of the Merger Agreement, we have agreed to transfer substantially all of our tangible and intangible assets to Cool Classics, Inc., our wholly owned subsidiary. Further, we have agreed to transfer all of the 1,000 outstanding shares of capital stock of Cool Classics, Inc., in the amounts listed below, to certain of our creditors in consideration for Cool Classics' assumption of substantially all of our outstanding liabilities, except for $1.00 and the release of any claims against us by these creditors. These creditors include:

                                                  Shares of Cool Classics, Inc.
Name                          Amount Released              Common Stock
----                          ---------------              ------------
Charles F. Trapp (1)             $1,320,977                      777
Giltner Stevens                    $314,375                      185
John J. Villa                       $46,069                       27
Charles J. Mc Mullin                $19,866                       11

         (1) Mr. Trapp is an officer and director of our company.


Conditions to the Transfer

         The transfer of capital stock of Cool Classics, Inc. to our creditors shall be subject to our creditors' agreement to:

         o transfer their liabilities from our company to Cool Classics, Inc.;

         o release our company from all liabilities in connection with our indebtedness to them; and

         o accept such shares as full satisfaction of all claims that they have against our company.

Reasons for Engaging in the Transfer

         The transfer of our assets and liabilities to Cool Classics, Inc. and the transfer of Cool Classics, Inc. common stock to our creditors was a material condition to consummating the merger with Parentech. In evaluating the proposed merger with Parentech, our management considered criteria such as the value of the assets of Parentech and the anticipated business operations of Parentech in comparison with our current lack of operations and other opportunities presented to us. Based on these criteria, our management determined that the merger and the asset transfer was in the best interest of our stockholders.

Government Regulation

         The transactions described in this section are not subject to federal or state regulatory review, except as it relates to the review of the information statement by the Securities and Exchange Commission.

                                   MANAGEMENT

Directors and Executive Officers

         The following persons are our executive officers and directors, each of whom will resign on the effective date of the merger with Parentech:

Name                                Age         Positions with our Company
----                                ---         --------------------------
Charles F. Trapp.................   51    President, Chief Executive Officer and
                                          Chairman of the Board
Louis A. Pistilli................   46    Secretary and Director


         Charles F. Trapp is a certified public accountant and has served as our Chairman, Chief Executive Officer and President since September 1999. Prior to that time, he was President of Somerset Kensington Capital Co. Inc., a company involved in financial restructuring and turnaround management. From September 1996 to February 1999, Mr. Trapp was Vice President of Finance for A.W. Computer Systems, Inc. A.W. Computer Systems filed for protection from its creditors under federal bankruptcy laws in May 1998.

         Louis A. Pistilli is a certified public accountant and has been our Secretary and a director since September 1999. He has been the managing partner of the accounting firm of Pistilli & Romm LLC since January 1999. From January 1990 to December 1998, Mr. Pistilli served as managing partner of the accounting firm of Pistilli & Company.

         The following persons will be our executive officers and directors as of the effective date of the merger with Parentech:

Name                                         Age   Positions with our Company
----                                         ---   --------------------------

Richard D. Propper, MD....................   55    Executive Chairman
Scott Landow..............................   46    President and Director
Daniel Beharry............................   50    Secretary and Director
Anthony Applebaum.........................   36    Chief Financial Officer
Richard Rosenblum.........................   42    Director
Gerry Beemiller...........................   58    Director
Charles Smith.............................   58    Director
Li Zhang..................................   49    Director


         Richard D. Propper, MD, has served as Executive Chairman of Parentech since its inception in February 2000. From 2001 to the present, Dr. Propper has been a principal and co-founder of Chardan Ventures, LLC, a venture capital and consulting firm. From 1998-2001, Dr. Propper was a principal and founder of RP Associates, LLC, another venture capital and consulting firm. From 1998 to 2000, Dr. Propper co-founded and was chairman of medibuy, Inc. In 1984, Dr. Propper began to work as a venture capitalist and, since then, has created a number of companies in the health care arena. From 1984 to 1993, Dr. Propper founded and served as Managing Director of Montgomery Medical Ventures, a dedicated early stage medical venture capital firm, where he directly managed $135,000,000. Dr. Propper was instrumental in the founding of, among others, Alteon Inc., Northfield Laboratories, Inc., Applied Immune Sciences, Inc., Somatix, Alaris Medical Systems, Inc. and, most recently, medibuy, Inc. which he co-founded. Dr. Propper has published numerous papers and textbook chapters and is world renowned for his clinical research in the treatment of thalassemia major, a congenital disease. Dr. Propper is a pediatrician who graduated from Stanford Medical School in 1971 and did his postdoctoral work in Hematology/Oncology in Boston at Children's Hospital Medical Center (Harvard) from 1974 to 1983.

         Scott Landow has served as Parentech's President and a director since September 2000. From 1991 to December 1999; Mr. Landow served as the President of Beyond Conception, Inc., a retail chain specializing in infant and child development products that Mr. Landow founded. From 1979 to 1991, Mr. Landow worked as an account executive in the securities brokerage business. Mr. Landow received his B.A. in Law from the University of California, Santa Barbara in 1977 and his M.B.A. from Southern Methodist University in 1978.

         Daniel P. Beharry has served as the Secretary of Parentech since October 2000 and became a director of Parentech in December 2001. In June 2001, Mr. Beharry co-founded Chardan Ventures, LLC with Dr. Propper, where he serves as the Secretary. In 1998, he assisted Dr. Propper in founding medibuy, Inc. From 1996 to 1998, Mr. Beharry engaged in the private practice of law, where he focused his practice on development stage companies. From 1994 to 1996, Mr. Beharry served as in-house counsel of Caradon Inc., now Novar, Inc. Mr. Beharry received a bachelor degree from Yale College in 1974 and a J.D. degree from Gould School of Law at the University of Southern California in 1977.

         Anthony Applebaum has been the Chief Financial Officer of Parentech since March 2002. From 2000 to 2001, he was controller and vice-president of finance for Ebyz, Inc., a businesstobusiness Internet company. From 1998 to 2000, Mr. Applebaum operated a private practice advising start-up companies, particularly in the high-tech area. From 1995 to 1998, Mr. Applebaum served as controller and acting Chief Financial Officer for Health Demographics, Inc., a medical software company. Mr. Applebaum received his bachelor's degree in Economics from San Diego University in 1989.

         Richard Rosenblum has been a director of Parentech since February 2001 and has been the Managing Partner of ACF Advisors, a financial advisory services company, since its inception in 2000. He has been a founding partner in Arzei Capital since 2000. From 1987 until 2000, he was an investment banker with Trautman Kramer & Company Incorporated.

         Gerry Beemiller has been a director of Parentech since December 2001. Since 2001, Mr. Beemiller has served as the Vice President for Sales of Pericom Semiconductor Corporation. From 1997 until 2001, Mr. Beemiller served as Vice President, Sales and Marketing, for Sony Semiconductor Corporation, North America. From 1989 to1997, Mr. Beemiller was founder and CEO of Infant Advantage, Inc. He co-founded I2, Inc. in 1974, the largest manufacturer's representative firm for electronic components in Silicon Valley, a company which he founded. Mr. Beemiller was the founder of, and for 10 years chaired the Silicon Valley Charity Ball. In 1992, Mr. Beemiller won the award as the Outstanding Volunteer Philanthropist in Northern California. The Silicon Valley Charity Ball has been the largest single event fundraiser for children in the country.

         Charles Smith has been a director of Parentech since December 2001. He co-founded medibuy. Inc., in 1998 where he served as President until 2002, but is still active in management. From 1994 to 1998, Mr. Smith served as Executive Vice President of Provider Services for National Contracts, Inc., a healthcare market consulting company. From 1991 to 1994, Mr. Smith was the Vice President of Materials for Sharp HealthCare Foundation in San Diego and was the Chief Executive Officer of the Southern California Material Management Alliance.

         Li Zhang has been a director of Parentech since December, 2001. Since 1996, he has served as the President of Pacific Asia Ventures, LLC. From 1994 to 1996, he was President of Sino-American Power, Ltd., a company that developed joint venture power plant projects for Chinese companies. Mr. Zhang has assisted American investment banking firms, such as Donaldson, Lufkin & Jenrette and Bear Stearns, in obtaining financing opportunities for the privatization of Chinese industries.

         Other Significant Employees

         Minoru Akagawa, 54, has served as Parentech's consultant for the Japanese market since its inception in February 2000. Mr. Akagawa is the principal of INC Intertech, LLC, a consulting firm specializing in robotics and production efficiencies he founded in 1998. From 1983 to 1998, Mr. Akagawa served as the President of Intelmatec Corporation, a company engaged in the development of automation equipment to reduce the cost of manufacturing. Mr. Akagaqa received his B.A. from Sangyo Noritsu College in 1971.

         Board of Directors

         All of directors serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. All of our officers serve at the discretion of the board of directors. There are no family relationships among the directors and executive officers. During the last full fiscal year, all action taken by our board of directors was made by unanimous written consent and no meetings were held.

         Upon the consummation of the merger, our certificate of incorporation will be amended to provide for a staggered board of directors.

         Limitation on Liability of Directors

         As permitted by Delaware law, our certificate of incorporation includes a provision which provides that a director shall not be personally liable to us or our stockholders for monetary damages for a breach of fiduciary duty as a director, except for:

         o any breach of the director's duty of loyalty to us or our stockholders;

         o under Section 174 of the General Corporation Law of the State of Delaware, which prohibits the unlawful payment of dividends or the unlawful repurchase or redemption of stock;

         o or for any transaction from which the director derives an improper personal benefit.

         This provision is intended to afford directors protection against, and to limit their potential liability for, monetary damages resulting from suits alleging a breach of duty of care by a director. As a consequence of this provision, our stockholders will be unable to recover monetary damages against directors for action taken by them which may constitute negligence or gross negligence in performance of their duties unless such conduct falls within one of the foregoing exceptions. The provision, however, does not alter the applicable standards governing a director's fiduciary duty and does not eliminate or limit our right, or the right of any stockholder, to obtain an injunction or any other type of non-monetary relief in the event of a breach of fiduciary duty. We believe this provision will assist in securing and retaining qualified persons to serve as directors.

         Compliance With Section 16(a) Of The Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission. These officers, directors and stockholders are also required by the Securities and Exchange Commission rules to provide us with copies of all Section 16(a) reports that they file with the Securities and Exchange Commission. Based solely on a review of copies of such forms and written representations we received from certain reporting persons, we believe that, for the year ended December 31, 2001, all Section 16(a) reports required to be filed by our executive officers, directors and 10% stockholders were filed on a timely basis.

Executive Compensation

         Set forth below is the aggregate compensation for services rendered in all capacities to us by our chief executive officer and the other most highly compensated executive officers for the fiscal years ended May 31, 2001, 2000 and 1999.

                           Summary Compensation Table

                                                                                                  Long-Term
                                                       Compensation Table                    Compensation Awards
                                                       ------------------                    -------------------
Name and Principal                                                                          Securities Underlying
Position                                     Salary         Bonus           Other               Options/SARS
--------                                     ------         -----           -----               ------------

Charles F. Trapp, Chairman,        2001      $60,000          $-              $-                      -
Chief Executive Officer and        2000      $45,000          $-              $-                      -
President                          1999        $ -            $-              $-                      -

         Only $5,000 of Mr. Trapp's salary was paid to him in fiscal year 2001. The remainder of $55,000 was accrued as of the end of the fiscal year. The salary paid to Mr. Trapp in fiscal year 2001 does not include $1,347 contributed by us to his 401(k) plan. The salary paid to Mr. Trapp in fiscal year 2000 does not include $3,150 contributed by us to his 401(k) plan.

         We have not granted any stock options to the named executive officer.

         Director Compensation

         Our directors do not receive compensation for their services as directors, but are reimbursed for all reasonable out-of-pocket expenses incurred in connection with each board meeting attended.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of May 1, 2002 by:

         o all persons who are beneficial owners of five percent or more of our common stock;

         o each of our directors;

         o each of our named executive officers; and

         o all current directors and executive officers as a group.

         Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.

         Applicable percentage ownership in the following table is based on 10,054,601 shares of common stock outstanding as of May 1, 2002.

         Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights held by that person that are currently exercisable or exercisable within 60 days of July 10, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

         Unless otherwise noted, the business address of the beneficial owner is c/o Premier Classic Art, Inc., 1158 Staffler Road, Bridgewater, New Jersey 08807.

                                                        Number of   Percent of
Name and Address of Beneficial Owner                     Shares       Class
------------------------------------                    ---------   ----------

Charles F. Trapp....................................  1,158,845(1)     10.3%
Louis A. Pistilli...................................       125,000      1.2%
Joe Cool Collectibles, Inc.(2)......................     2,369,788     19.1%
Herman Rush.(3).....................................       966,667      9.4%
John J. Villa (4)...................................       664,905      6.2%
All directors and executive officers
as a group (two persons)............................     1,283,845     11.5%

         (1) The shares listed for Mr. Trapp do not include 4,840,000 shares of common stock issuable upon conversion of notes and 14,520,000 shares of common stock issuable upon exercise of warrants because (i) Mr. Trapp has agreed not to convert or exercise the foregoing securities prior to the consummation of the merger and (ii) upon the consummation of the merger, such notes and warrants will be assumed by Cool Classics, Inc. and will be converted into notes and warrants to purchase shares of Cool Classics, Inc.'s common stock.

         (2) Joseph Cesaro is the only officer and director of Joe Cool Collectibles, Inc. and the only natural person who has voting or investment control over the shares held by Joe Cool Collectibles, Inc. The business address for Joe Cool Collectibles, Inc. is 10010 Canoga Avenue, Chatsworth, California 91311.

         (3) The shares held by Mr. Rush include 266,666 shares of common stock issuable upon the exercise of an immediately exercisable option at $1.00 per share that expires in September 2002 and 700,000 shares of common stock owned by the Rush Family Revocable Trust, of which Mr. Rush is a beneficiary and a trustee. The business address for Mr. Rush is 3340 Ocean Park Blvd., Suite 3045, Santa Monica, CA 90405.

         (4) The business address for Mr. Villa is 1314 Vincenzo Drive, Toms River, New Jersey 08753.

Related Party Transactions

         Giltner Stevens, a stockholder of our company, owns 312,500 shares of our common stock, a warrant to purchase 500,000 shares at $0.50 per share which expires in September 2004, and a one year $775,000, 10 1/2% convertible note due September 2, 2002 of which the remaining principal amount of $375,000 due on the note is convertible into 120,967 shares of our common stock at $3.10 per share. On or before the consummation of the merger, we will pay $100,000 to Mr. Stevens in connection with the note and the remaining outstanding balance of principal, plus accrued and unpaid interest and penalties and warrants will be assumed by Cool Classics, Inc.

         Charles F. Trapp, an officer and director of our company owns 1,158,845 shares of our Common Stock and a series of 12%, payment in kind, secured subordinated convertible promissory notes totaling $605,000. The notes are due 120 days from the date of the note or upon completion of an equity financing. The notes are convertible into common stock at $0.125 per share and are secured by the assets of our Company; however, the notes are subordinate to the $775,000 note issued to Mr. Stevens. We are currently in default on the notes. In connection with the notes, we issued to Mr. Trapp Class A warrants to purchase 4,840,000 shares of our common stock and Class B warrants to purchase 9,680,000 shares of our common stock. The exercise price for the warrants is $0.125 per share. The warrants expire two years from the date of issuance, starting September 2002. The notes and warrants are to be assumed by Cool Classics, Inc. in connection with the transactions contemplated by the merger agreement.

                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

         If you have questions about this information statement or the merger, please call Charles F. Trapp, our president, who can be reached at (908) 526-7388.

                              FINANCIAL STATEMENTS

                          Index to Financial Statements

                                                                                                              Page
                                                                                                              ----

Premier Classic Art, Inc. & Subsidiary
Consolidated Financial Statements:

Independent Auditors' Report...................................................................................F-2
Consolidated Balance Sheets as of February 28, 2002 (unaudited) and May 31, 2001...............................F-4
Consolidated Statement of Operations for the nine months ended
   February 28, 2002 (unaudited) and the year ended May 31, 2001...............................................F-5
Consolidated Statement of Stockholders' Deficiency for the nine months ended
   February 28, 2002 (unaudited) and the year ended May 31, 2001...............................................F-6
Consolidated Statement of Cash Flows for the nine months ended
   February 28, 2002 (unaudited) and the year ended May 31, 2001...............................................F-8
Notes to Consolidated Financial Statements.....................................................................F-9

Parentech, Inc. (A Development Stage Company) Financial Statements:

Balance Sheets (unaudited) as of March 31, 2002 and 2001......................................................F-17
Statement of Operations (unaudited) for the three months ended
   March 31, 2002 and 2001....................................................................................F-18
Statement of Cash Flows (unaudited) for the three months ended
   March 31, 2002 and 2001....................................................................................F-19
Notes to the Financial Statements for the three months ended
   March 31, 2002 and 2001 (Unaudited)........................................................................F-20

Independent Auditors' Report..................................................................................F-22
Balance Sheets as of December 31, 2001 and 2000...............................................................F-23
Statement of Operations for the period from February 10, 2000 (inception)
  to December 31, 2001........................................................................................F-24
Statement of Stockholders' Equity (Deficit) from February 10, 2000 (inception)
  to December 31, 2001........................................................................................F-25
Statement of Cash Flows for the period from February 10, 2000 (inception)
  to December 31, 2001........................................................................................F-26
Notes to the Financial Statements for the years ended December 31, 2001 and 2000..............................F-27

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Premier Classic Art, Inc.


We have audited the accompanying consolidated balance sheets of Premier Classic Art, Inc.(the "Company") as of May 31, 2001, and 2000, and the related consolidated statements of operations, stockholders' deficiency, and cash flows for each of the three years in the period ended May 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Premier Classic Art, Inc. and its subsidiary at May 31, 2001 and 2000 and the results of their operations and their cash flows for each of the years in the period ended May 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As more fully explained in Note 1 of Notes to consolidated Financial Statements, the Company needs to obtain additional financing and sell its inventory to liquidate its debts and support the Company's overhead. The Company is currently in default of the $375,000 note payable which was due September 3, 2001. These uncertainties raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



WIENER, GOODMAN & COMPANY, P.C.
Certified Public Accountants
Eatontown, New Jersey


September 7, 2001

                     PREMIER CLASSIC ART, INC. & SUBSIDIARY
                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                               February 28,     May 31,       May 31,
                                                                   2002          2001           2000
                                                               -----------    -----------    -----------
Current Assets:                                                 (Unaudited)

     Cash                                                      $     1,574    $     7,150    $    28,408
     Marketable securities                                              --             --          2,188
     Inventories                                                   258,859        258,865        295,297
     Prepaid expenses - current                                     83,334        166,667        166,666
                                                               -----------    -----------    -----------
         Total Current Assets                                      343,767        432,682        492,559

Marketable securities                                               98,906         98,906             --
Other assets                                                            --         41,666        208,334
                                                               -----------    -----------    -----------

         TOTAL ASSETS                                          $   442,673    $   573,254    $   700,893
                                                               ===========    ===========    ===========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current Liabilities:

     Short-term debt                                           $   470,000    $   375,000    $   775,000
     Convertible notes payable                                     638,700        658,700             --
     Accrued expenses                                              650,535        306,307        189,001
                                                               -----------    -----------    -----------
         Total Current Liabilities                               1,759,235      1,340,007        964,001
                                                               -----------    -----------    -----------

Commitments and Contingencies

Stockholders' Deficiency:
     Series A cumulative convertible
         preferred stock - 8% cumulative,
         par value $.002 per share, authorized
         10,000,000 shares; outstanding 114,000,
         136,000 and 136,000 shares                                    228            272            272
     Common stock - par value $.001 per share,
         authorized 50,000,000 shares; outstanding
         9,318,801, 8,648,946 and 7,648,946 shares                   9,319          8,649          7,649
     Additional paid-in capital                                  3,035,088      2,658,373      1,970,323
     Deficit                                                    (4,361,197)    (3,434,047)    (2,196,733)
     Cumulative other comprehensive(loss)                               --             --        (44,619)
                                                               -----------    -----------    -----------
         Total Stockholders' Deficiency                         (1,316,562)      (766,753)      (263,108)
                                                               -----------    -----------    -----------

         TOTAL LIABILITIES AND
             STOCKHOLDERS' DEFICIENCY                          $   442,673    $   573,254    $   700,893
                                                               ===========    ===========    ===========


                       See notes to financial statements

        PREMIER CLASSIC ART, INC. & SUBSIDIARY
         CONSOLIDATED STATEMENTS OF OPERATIONS



                                              Nine Months Ended                       Year Ended
                                                February 28,                            May 31,
                                         ---------------------------     -------------------------------------------
                                            2002            2001            2001            2000           1999
                                         -----------     -----------     -----------     -----------     -----------
Sales                                    $       337     $     1,468     $   100,598     $   135,200     $        --
                                         -----------     -----------     -----------     -----------     -----------

Cost and Expenses:
      Cost of sales                                6              34          57,887          20,259              --
      Selling, general
       and administrative                    244,027         369,200         699,128       1,079,854              --
                                         -----------     -----------     -----------     -----------     -----------
                                             244,033         369,234         757,015       1,100,113              --
                                         -----------     -----------     -----------     -----------     -----------

Loss from operations                        (243,696)       (367,766)       (656,417)       (964,913)             --

Interest expense - net                       683,454          73,187         536,278         272,798          23,400
                                                                                         -----------     -----------
Loss on sale of marketable securities             --          44,619          44,619
                                         -----------     -----------     -----------     -----------     -----------
      Total other expenses                   683,454         117,806         580,897         272,798          23,400
                                         -----------     -----------     -----------     -----------     -----------

Loss before income tax provision
       and extraordinary gain               (927,150)       (485,572)     (1,237,314)     (1,237,711)        (23,400)

Income tax benefit                                --              --              --        (127,000)             --
                                         -----------     -----------     -----------     -----------     -----------

Loss before extraordinary gain              (927,150)       (485,572)     (1,237,314)     (1,110,711)        (23,400)

Extraordinary gain on
      extinguishment of debt (net
      of income tax of $127,000)                  --              --              --         246,974              --
                                         -----------     -----------     -----------     -----------     -----------

Net (loss)                               $  (927,150)    $  (485,572)    $(1,237,314)    $  (863,737)    $   (23,400)
                                         ===========     ===========     ===========     ===========     ===========

Net (loss) per common
      share-basic and diluted            $     (0.10)    $     (0.07)    $     (0.16)    $     (0.20)    $     (0.31)

Extraordinary gain on
      extinguishment of debt                      --              --              --            0.04              --
                                         -----------     -----------     -----------     -----------     -----------

Net (loss) per common
      share-basic and diluted            $     (0.10)    $     (0.07)    $     (0.16)    $     (0.16)    $     (0.31)
                                         ===========     ===========     ===========     ===========     ===========

Weighted average of common
      shares outstanding - basic
      and diluted                          9,005,101       7,648,946       7,816,069       5,549,875          75,410
                                         ===========     ===========     ===========     ===========     ===========


                       See notes to financial statements

                     PREMIER CLASSIC ART, INC. & SUBSIDIARY
              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIENCY





                                                                                                 Net             Series A
                                                                                             unrealized       Preferred Stock
                                                                                             (loss) on     ----------------------
                                                             Comprehensive                   marketable      Shares        Par
                                                Total           (loss)       Deficit        securities     Outstanding     Value
                                             ------------    ------------  ------------     -----------    -----------   --------
Balance June 1, 1997                         $  (456,871)                  $(1,286,196)   $        --        256,800     $    514
     Retroactive effect of 1-for-50
      reverse stock split effective
      September 1, 1999
     Net (loss)                                  (23,400)                      (23,400)
                                             -----------    -----------    ------------    -----------   -----------     -----------
Balance, May 31, 1998                           (480,271)                   (1,309,596)                      256,800          514
     Capitalized debt                             88,630                            --                            --
     Net (loss)                                  (23,400)                      (23,400)                           --
                                             -----------    -----------    ------------    -----------   -----------     -----------
Balance, May 31, 1999                           (415,041)                   (1,332,996)                      256,800          514
     Sale of common stock (at $.12
      per share)                                  15,000
     Issuance of stock to repay
      accounts payable (valued at
      $.10 per share)                                 93
     Issuance of stock to repay debt
      and accrued interest (valued at
      $.10 per share)                                236
     Conversion of preferred stock
      to common stock                                 --                                                     (40,000)         (80)
     Capitalized debt                             38,319
     Issuance of common stock for
      services (valued at $.10 per share)        209,362
     Issuance of common stock in
      connection with acquisition
      (valued at $.10 per share)                 306,879
     Issuance of stock warrants for
      services and in connection with
      financing                                  260,000
     Issuance of common stock for
      services (valued at $.10 per share)          1,400
     Sale of common stock (at $.10 per
      share)                                     223,600
     Conversion of preferred stock
      to common stock                                                                                        (64,000)        (128)
     Issuance of common stock to repay
      debt and accrued interest (valued
      at $.10 per share)                             400
     Conversion of preferred stock to
      common stock                                    --                                                     (16,800)         (34)
     Issuance of common stock for
      services (valued at $5.00 per share)         5,000
     Net unrealized loss on marketable
      securities                                 (44,619)   $   (44,619)                      (44,619)
     Net (loss)                                 (863,737)      (863,737)      (863,737)
                                                           -----------
     Comprehensive loss                                     $  (908,356)
                                             -----------   ============    ------------    -----------   -----------     -----------
Balance, May 31, 2000                         (263,10 8)                     (2,196,733)      (44,619)       136,000           272










                                                  Common Stock
                                              ------------------------       Additional
                                               Shares         Par             Paid-In
                                              Outstanding     Value           Capital
                                              ----------     ----------     ----------
Balance June 1, 1997                           3,770,521     $    3,770     $  825,041
     Retroactive effect of 1-for-50
      reverse stock split effective
      September 1, 1999                       (3,695,111)        (3,695)         3,695
     Net (loss)
                                              ----------     ----------     ----------
Balance, May 31, 1998                             75,410             75        828,736
     Capitalized debt                                 --                        88,630
     Net (loss)                                       --                           --

                                              ----------     ----------     ----------
Balance, May 31, 1999                             75,410             75        917,366
     Sale of common stock (at $.12
      per share)                                 124,590            125         14,875
     Issuance of stock to repay
      accounts payable (valued
      at $.10 per share)                             925              1             92
     Issuance of stock to repay debt
      and accrued interest (valued at
      $.10 per share)                              2,360              2            234
     Conversion of preferred stock
      to common stock                              9,000              9             71
     Capitalized debt                                                           38,319
     Issuance of common stock for
      services (valued at $.10 per share)      2,093,618          2,094        207,268
     Issuance of common stock in
      connection with acquisition
      (valued at $.10 per share)               3,069,788          3,070        303,809
     Issuance of stock warrants for
      services and in connection with
      financing                                                                260,000
     Issuance of common stock for
      services (valued at $.10 per share)         14,000             14          1,386
     Sale of common stock (at $.10 per
      share)                                   2,236,000          2,236        221,364
     Conversion of preferred stock
      to common stock                             14,475             14            114
     Issuance of common stock to repay
      debt and accrued interest (valued
      at $.10 per share)                           4,000              4            396
     Conversion of preferred stock to
      common stock                                 3,780              4             30
     Issuance of common stock for
      services (valued at $5.00 per share)         1,000              1          4,999
     Net unrealized loss on marketable
      securities
     Net (loss)

     Comprehensive loss

                                              ----------     ----------     ----------
Balance, May 31, 2000                          7,648,946          7,649      1,970,323


                       See notes to financial statements

                     PREMIER CLASSIC ART, INC. & SUBSIDIARY
              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIENCY




                                                                                                                    Series A
                                                                                                      Net         Preferred Stock
                                                                                                   unrealized    ---------------
                                                                                                   (loss) on     Shares
                                                                   Comprehensive                   marketable   Outstan-    Par
                                                       Total          (loss)         Deficit       securities    ding      Value
                                                    -----------     -----------     -----------    ----------   --------  ------

     Contribution of capital                             28,750
     Issuance of common stock for services
       (valued at $.20 per share)                       200,000
     Issuance of stock warrants in
         connection with convertible notes              326,300
     Issuance of stock warrants for
         services in connection with financing          134,000
     Realized loss                                       44,619     $    44,619                       44,619
     Net (loss)                                      (1,237,314)     (1,237,314)     (1,237,314)          --         --      --
                                                                    ----------
       Comprehensive loss                                           $(1,192,695)
                                                    -----------     ===========      -----------     --------     -------    ----
Balance, May 31, 2001                                  (766,753)                     (3,434,047)          --      136,000     272
     Conversion of 22,000 shares of preferred
         stock into 4,950 shares of common stock             --                                                   (22,000)    (44)
     Conversion of notes payable into
         common stock                                    36,362
     Interest expense in connection with
         issuance of warrants                           340,979
     Net (loss)                                        (927,150)    $  (927,150)       (927,150)
                                                                    ------------
     Comprehensive loss                                             $  (927,150)
                                                    -----------     ============    -----------     --------    -------    ----
Balance, February 28, 2002                          $(1,316,562)                    $(4,361,197)    $     --    114,000    $228
                                                    ===========                     ===========     ========    =======    ====





                                                      Common Stock
                                                  -----------------------       Additional
                                                     Shares          Par         Paid-In
                                                   Outstanding       Value       Capital
                                                  -----------    ----------   -------------

     Contribution of capital                                                        28,750
     Issuance of common stock for services
       (valued at $.20 per share)                    1,000,000         1,000       199,000
     Issuance of stock warrants in
         connection with convertible notes                                         326,300
     Issuance of stock warrants for
         services in connection with financing                                     134,000
     Realized loss
     Net (loss)                                             --            --            --

     Comprehensive loss

                                                    ----------    ----------    ----------
Balance, May 31, 2001                                8,648,946         8,649     2,658,373
     Conversion of 22,000 shares of preferred
         stock into 4,950 shares of common stock         4,950             5            39
     Conversion of notes payable into
         common stock                                  664,905           665        35,697
     Interest expense in connection with
         issuance of warrants                                                      340,979
     Net (loss)

     Comprehensive loss
                                                    ----------    ----------    ----------
Balance, February 28, 2002                           9,318,801    $    9,319    $3,035,088
                                                    ==========    ==========    ==========


                       See notes to financial statements

                   PREMIER CLASSIC ART, INC. & SUBSIDIARY
                    CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                    Nine Months Ended                   Year Ended
                                                 ---------------------                    May 31,
                                                 February     February     ----------------------------------------
                                                 28, 2002     28, 2001        2001            2000          1999
                                                ----------    --------     -----------     ----------     --------
Cash flows from operating activities:
     Net (loss)                                  $(927,150)   $(485,572)   $(1,237,314)    $  (863,737)    $(23,400)

        Adjustments to reconcile net (loss)
        to cash provided by operating
         activities:
           Depreciation and amortization                                           --            3,387
           Extraordinary gain on extinguishment
            of debt                                                                --         (373,974)
           Non-cash interest expense              341,009                      326,300              --          --
           Non-cash compensation expense                                       200,000        215,762
           Other non-cash items                                                134,000        260,000
           Loss on sale of marketable securities       --        44,619         44,619
           Non-cash sales                                            --        (98,906)             --          --
        Changes in operating assets and
        liabilities:
           Decrease (increase) in prepaid
            expenses and other assets             125,000    125,000.00         166,667        (375,000)
           Decrease in inventories                      6            --          36,432          11,682           --
           Increase in accrued expenses           355,559        33,795         119,494         187,995       23,400
                                                ----------   ----------     -----------     -----------     --------

           Net Cash Used in Operating
            Activities                           (105,576)    (282,158)       (308,708)       (933,885)          --
                                                ----------    --------     -----------     -----------     --------

Cash flows from investing activities:
     Purchase of marketable securities                                              --         (46,807)          --
     Sale of marketable securities                     --       28,750          28,750              --           --
                                                ----------    --------     -----------     -----------     --------

           Net Cash Provided by (Used in)
            Investing Activities                       --       28,750          28,750         (46,807)          --
                                                ----------    --------     -----------     -----------     --------

Cash flows from financing activities:
     Proceeds from sale of common stock                                            --          238,600           --
     Proceeds from short term borrowings          100,000      625,000         658,700         775,000           --
     Payments of short term borrowings                 --     (400,000)       (400,000)         (4,500)          --
                                                ----------    --------     -----------     -----------     --------

           Net Cash Provided by Financing
            Activities                            100,000      225,000         258,700       1,009,100           --
                                                ----------    --------     -----------     -----------     --------

Net (decrease) increase in cash                    (5,576)     (28,408)        (21,258)         28,408           --

Cash - beginning of year                            7,150       28,408          28,408              --           --
                                                ----------    --------     -----------     -----------     --------

Cash - end of year                               $  1,574     $     --     $     7,150     $    28,408     $     --
                                                ==========    ========     ===========     ===========     ========

Supplemental disclosure of non-cash
     financing activities:
     Capital contribution to forgive debt        $     --     $     --     $        --     $    38,319     $ 88,630
                                                ==========    ========     ===========     ===========     =========

Non-cash investing activities:
     Unrealized loss on marketable
      securities                                 $     --     $     --     $   (44,649)    $    44,619
                                                ==========    ========     ===========     ===========

     Common stock issued for inventory           $     --     $     --     $        --     $   306,979
                                                ==========    ========     ===========     ===========
     Common stock issued for debt                $     --     $     --     $   200,000     $       729
                                                ==========    ========     ===========     ===========



                       See notes to financial statements

                           PREMIER CLASSIC ART, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.       DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The balance sheet as of February 28, 2002 and the statements of operations and comprehensive loss and cash flows for the period presented herein have been prepared by the Company and are unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the financial position, results of operations and comprehensive loss and cash flows for all periods presented have been made. The information for May 31, 2001 was derived from audited financial statements.

2.       BASIS OF PRESENTATION

         The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

         The Company's ability to continue as a going concern is dependent upon its ability to obtain needed working capital through additional equity and/or debt financing and its ability to market its inventory. Management is actively seeking additional capital to liquidate its current obligations. There is no assurance that additional capital will be obtained or the Company will be able to sell its current inventory. The Company's $375,000 note payable, which was due on September 3, 2001, was extended until March 4, 2002 contingent on a $90,000 payment, which was due November 3, 2001. The Company has not made this payment and is currently in default on this note. The Company has not paid the interest on this note, which is due monthly, and currently owes approximately $26,250 of additional interest payments which are included in accrued expenses. The Company is also accruing a 3% penalty per month payable in units of additional convertible notes and A and B warrants for its $638,700 convertible notes which are over 180 days old. As of February 28, 2002, the Company was assessed $221,904 in interest expense for this penalty. The Company does not have adequate cash reserves to fulfill these requirements and there is no assurance that the terms of this agreement can be met. These uncertainties raise substantial doubt about the ability of the Company to continue as a going concern.

         During December 2001, the Company signed a Memorandum of Understanding to merge with Parentech, Inc. ("Parentech") of Solana Beach, California. The parties shall engage in diligent, good-faith efforts to effect the merger as soon as practicable, at which time the name of the Company will be changed from Premier Classic Art, Inc. to Parentech, Inc. and the current Directors and Officers of Parentech will replace the Directors and Officers of Premier. Parentech paid the Company a transaction fee of $75,000 upon execution of this memorandum. The payment was made in the form of a six month, 8% loan which will terminate upon completion of the merger. If the merger is not completed, under certain circumstances, the Company shall owe Parentech a breakup fee of $75,000, which amount will be paid in addition to repayment of the loan. On March 1, 2002, the Company agreed to issue an agreed upon number of shares of Premier to certain parties who provided the transaction fee funding in consideration of Parentech waiving its rights under certain circumstances to a return of the transaction fee. Prior to the effective date of the Merger, Premier will transfer, in exchange for release of liabilities in the approximate aggregate amount of $1,759,000, all of its pre-Merger tangible and intangible assets, valued at approximately $443,000, into a subsidiary company that will distribute its shares to certain creditors. This, plus a cash payment of $240,000 at closing will result in the surviving company having none of Premier's pre-merger liabilities.

         It was originally contemplated by the parties in the Memorandum of Understanding that a major shareholder would surrender 2,369,788 shares of common stock to the Company, as a condition to closing the merger. If such transaction were to take place, Premier will, immediately prior to the merger, have outstanding, on a fully diluted basis, 7,699,663 common shares. On March 13, 2002 the parties agreed to modify the terms of the Memorandum of Understanding. The major shareholder agreed not to surrender his shares in accordance with the original agreement but agreed to a six month lock-up agreement. After this modification, prior to the merger, Premier will have 10,069,451 shares outstanding on a fully diluted basis.

         It was also originally contemplated by the parties in the Memorandum of Understanding that, at the time of the merger, Premier will exchange 1 share of a new Premier Class "B" Preferred Stock for each of the 22,940,904 shares of Parentech then outstanding. Each share of "B" Preferred will automatically convert into 1 share of Premier common stock after 1 year. In April 2002 and July 2002, the parties agreed that, in order to protect the rights and preferences of Premier's shareholders and in order to provide sufficient consideration to Parentech's stockholders, at the time of the merger, Premier will exchange 1 share of a new Premier Class "B" Preferred Stock and a warrant to purchase 1 share of Premier Common Stock for each of the shares of Parentech Series A Preferred Stock and B Preferred Stock then outstanding and Premier will exchange 1 share of Premier Common Stock and a warrant to purchase 1 share of Premier Common Stock for each of the shares of Parentech Common Stock then outstanding.

         Under the terms of the Memorandum of Understanding, certain shareholders, including Charles F. Trapp and Giltner B. Stevens, have agreed not to sell their shares of common stock for a period of six months from the date of the merger.

         The financial statements do not include any adjustments relative to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

3.       EARNINGS PER COMMON SHARE

         Basic (loss) per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the year. Potential common shares are excluded from the loss per share calculation, because the effect would be antidilutive. Potential common shares relate to the preferred stock that is convertible into common stock, convertible debt and outstanding warrants. The number of potential common shares outstanding were 33,381,164 and 21,764,338 as of February 28, 2002 and 2001, respectively.

4.       MARKETABLE SECURITIES

         On March 8, 2001 the Company signed an agreement to sell of 80,000 pieces of cel art for 40,000 shares of the buyers Series B Convertible Preferred Stock, $100 par value. The preferred stock has an 8% cumulative dividend payable quarterly in cash or in kind at the option of the Company and during the first two years after closing, the stock shall convert into common stock at a 20% discount and after the second year convertible into common stock at 80% of average closing price. It will cost the Company approximately $250,000 to prepare the cels for sale.

         The Company retained a Certified Financial Analyst to render an opinion on the value of its ownership of the 40,000 shares of the buyers Series B Convertible Preferred Stock. Based on the financial analyst findings, the Company valued the investment at approximately $750,000. As of May 31, 2001, the Company shipped 10,550 (13%) of the 80,000 cels and recorded the investment at $98,906 (13% of $750,000). As of February 28, 2002, no additional cels have been shipped.

5.       DEBT

         Short-term debt consists of the following:

(a) On September 3, 1999, the Company issued a $775,000, 10 1/2 % convertible note to a related party (a Director of the Company) originally due September 3, 2000. Interest is payable monthly, commencing December 1999 and payable in arrears from September 1999. The Company is currently nine months in arrears on the payment of interest totaling approximately $26,250.

         On August 18, 2000, the Company signed an agreement to extend the due date until September 3, 2001. Under this agreement, the Company paid $300,000 in principal on September 3, 2000 and an additional $100,000 on November 3, 2000. The balance of the note, $375,000, which was due on September 3, 2001 has been extended until March 4, 2002 contingent upon a $90,000 payment due November 3, 2001. The Company has not made this payment and is currently in default on this note. The note is collateralized by 200,000 pieces of cel art. The Company is continuing to negotiate with the lender.

         The $375,000 note is convertible into 120,967 shares of the Company's common stock, at the option of the holder, at a conversion price of $3.10 per share. The automatic conversion provision has been terminated. In connection with the execution of this note, the Company sold the holder 100,000 shares of the Company's restricted common stock for $.001 per share (which was below fair market value) and a warrant to purchase 400,000 shares of the Company's common stock at an exercise price of $1.00 per share (which was above fair market value). In September 2001, the Company increased the number of shares purchasable upon exercise of the warrant from 400,000 to 500,000 and changed the exercise price of the warrant from $1.00 per share to $0.50 per share. Upon the issuance of the shares and the warrants the Company recorded additional consulting expenses of $284,000 which will be amortized over the one year term of the agreement and an additional $189,333 interest expense which will be amortized over the three year term of the note as a result of this transaction. Included in interest expense is $47,306 for the nine months ended February 28, 2002. The Company is currently eleven months delinquent in interest payments.


         The holder of this note received a first priority security interest in the Company's inventory and an insurance policy in the amount of $1.5 million, naming the holder as an additional insured.

(b) In November 2001, the Company signed a 12% demand note for $20,000 with an officer of the Company. The Company included $773 of interest expense on this note for the three months ended February 28, 2002 which is included in accrued expenses.

(c) Upon the execution of the Memorandum of Understanding the Company received a transaction fee of $75,000 in the form of a loan from Parentech. The term of the loan is six months and accrues interest at the rate of 8% per annum. The Company included $1,000 of interest expense on this note for the three months ended February 28, 2002 which is included in accrued expenses.


(d) In March 2000, the Company issued $658,700 of 12% convertible promissory notes which are due the earlier of 180 days from the date of the note or upon completion of an equity financing. In connection with the notes, the Company issued 6,011,016 A warrants and 12,022,033 B warrants to purchase the Company's common stock at $.125 per share expiring in September 2002. The Notes are secured by the assets of the Company and are subordinated to the $375,000 note. In connection with the notes, a registration rights agreement was signed which includes a mandatory registration clause whereby if the Company does not file a registration agreement with the SEC within 180 days from the date of the note, on the first day thereafter and each 30 day period thereafter the Company will pay a monthly penalty of 3% of the outstanding units. The penalty is payable in additional units until such a time as the shares underlying the note and warrants are eligible to be sold. The notes and warrants are convertible into 32,438,848 shares of common stock at $.125 per share. The fair market value of the stock was not readily determinable at the time of issuance. Interest is payable monthly in arrears which the Company has the option to pay in cash or in additional units of the Company's common stock. This resulted in an additional $1,337,800 of interest expense which will be amortized over the term of the notes. Included in interest expense is $293,673 for the nine months ended February 28, 2002.


         In November 2001, $25,000 of these convertible promissory notes and interest of $11,362 were converted into 290,896 shares of common stock. In connection with this conversion, 581,792 cashless warrants were exercised and 374,009 shares of common stock were issued. The Company also issued an additional $5,000 of the convertible notes.

6.       PREFERRED STOCK

(a) During November 2001, 22,000 shares of preferred stock were converted into 4,950 shares of common stock. The Company currently has 114,000 shares of 8% cumulative convertible preferred stock outstanding. Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual rate of $.20 per share, if declared by the board of directors. The Company has $153,300 of undeclared dividends at February 28, 2002.

(b) On March 1, 2002, the Board of Directors authorized the Company to approve the increase of the number of shares of Preferred Stock that is presently authorized to issue from 10,000,000 shares, at $.002 par value, to 25,000,000 shares, at $.002 par value.

Item 2. Management's' Discussion and Analysis of Financial Condition and Results of Operations

    The Company's quarterly and annual operating results are affected by a wide variety of factors that could materially and adversely affect revenues and profitability, including competition; changes in consumer preferences and spending habits; the inability to successfully manage growth; seasonality; the ability to introduce and the timing of the introduction of new products and the inability to obtain adequate supplies or materials at acceptable prices. As a result of these and other factors, the Company may experience material fluctuations in future operating results on a quarterly or annual basis, which could materially and adversely affect its business, financial condition, operating results, and stock prices. Furthermore, this document and other documents filed by the Company with the Securities and Exchange Commission (the "SEC") contain certain forward-looking statements under the Private Securities Litigation Reform Act of 1995 with respect to the business of the Company. These forward-looking statements are subject to certain risks and uncertainties, including those mentioned above, and those detailed in the Company's Form 10-KSB for the fiscal year ended May 31, 2001 and filed dated September 7, 2001, which may cause actual results to differ significantly from these forward-looking statements. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be necessary to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. An investment in the Company involves various risks, including those mentioned above and those, which are detailed from time to time in the Company's SEC filings.

    Liquidity and Capital Resources
    -------------------------------

         The Company does not have adequate cash reserves to meet its future cash requirements. The Company is seeking to raise additional working capital through debt or equity financing. The Company's ability to continue as a going concern will depend upon successful completion of such financing and on its ability to market its inventory. The Company does not expect to have to purchase any property or equipment over the next year that cannot be financed in the ordinary course of business.


         On September 3, 1999, the Company issued a $775,000 principle 10 1/2% Convertible Note due September 3, 2000 (the "Note"). In connection with the execution of this Note, the Company sold the holder 100,000 shares of the Company's common stock for $.001 per share (which was below fair market value) and issued him a warrant to purchase 400,000 shares of the Company's common stock at $1.00 per share. The Note is collateralized with 200,000 of the Company's cels. On August 18, 2000, the Company signed an extension agreement to extend the due date of the Note until September 3, 2001 (the "Extension Agreement"). Under this agreement, the Company was required to make a principal payment on the Note of $300,000 on or before September 3, 2000 and $100,000 on or before October 3, 2000. The Company made the $400,000 of principal payments and extended the note to March 4, 2002 contingent upon a $90,000 payment due November 3, 2001. The Company has not made this payment and is currently in default of this note. The $375,000 balance remaining on the Note is convertible into 120,967 shares of the Company's common stock, at the option of the holder, at a conversion price of $3.10 per share. In September 2001, the Company increased the number of shares purchasable upon exercise of the warrant from 400,000 to 500,000 and changed the exercise price of the warrant from $1.00 per share to $0.50 per share.


         During the year ended May 31, 2001, the Company issued $658,700 of 12% convertible notes. The notes are convertible into common stock at $0.125 per share. Interest on the note was paid with additional notes. Proceeds from this financing was used to reduce the $775,000 note due September 3, 2000 by $400,000 and the balance for accounts payable and operating expenses.

The Notes are convertible into 5,269,600 shares of the Company's common stock at $.125 per share. If the Company sells its common stock for a price below $.125 per share both the conversion price and the warrant price are reduced to that lower price. There is no assurance that the Company will be able to fulfill the terms of this agreement.

During December 2001, the Company signed a Memorandum of Understanding to merge with Parentech, Inc. ("Parentech") of Solana Beach, California. The parties shall engage in diligent, good-faith efforts to effect the merger as soon as practicable, at which time the name of the Company will be changed from Premier Classic Art, Inc. to Parentech, Inc. and the current Directors and Officers of Parentech will replace the Directors and Officers of Premier. Parentech paid the Company a transaction fee of $75,000 upon execution of this memorandum. The payment was made in the form of a six month, 8% loan which will terminate upon completion of the merger. If the merger is not completed, under certain circumstances, the Company shall owe Parentech a breakup fee of $75,000, which amount will be paid in addition to repayment of the loan. On March 1, 2002, the Company agreed to issue an agreed upon number of shares of Premier to certain parties who provided the transaction fee funding in consideration of Parentech waiving its rights under certain circumstances to a return of the transaction fee. Prior to the effective date of the Merger, Premier will transfer, in exchange for release of liabilities in the approximate aggregate amount of $1,759,000, all of its pre-Merger tangible and intangible assets, valued at approximately $443,000, into a subsidiary company that will distribute its shares to certain creditors. This, plus a cash payment of $240,000 at closing will result in the surviving company having none of Premier's pre-merger liabilities.

It was originally contemplated by the parties in the Memorandum of Understanding that a major shareholder would surrender 2,369,788 shares of common stock to the Company, as a condition to closing the merger. If such transaction were to take place, Premier will, immediately prior to the merger, have outstanding, on a fully diluted basis, 7,699,663 common shares. On March 13, 2002 the parties agreed to modify the terms of the Memorandum of Understanding. The major shareholder agreed not to surrender his shares in accordance with the original agreement but agreed to a six month lock-up agreement. After this modification, immediately prior to the merger, Premier will have 10,069,451 shares outstanding on a fully diluted basis.


It was also originally contemplated by the parties in the Memorandum of Understanding that, at the time of the merger, Premier will exchange 1 share of a new Premier Class "B" Preferred Stock for each of the 22,940,904 shares of Parentech then outstanding. Each share of "B" Preferred will automatically convert into 1 share of Premier common stock after 1 year. In April, 2002 and July, 2002, the parties agreed that, in order to protect the rights and preferences of Premier's shareholders and in order to provide sufficient consideration to Parentech's stockholders, at the time of the merger, Premier will exchange 1 share of a new Premier Class "B" Preferred Stock and a warrant to purchase 1 share of Premier Common Stock for each of the shares of Parentech Series A Preferred Stock and B Preferred Stock then outstanding and Premier will exchange 1 share of Premier Common Stock and a warrant to purchase 1 share of Premier Common Stock for each of the shares of Parentech Common Stock then outstanding.

    Results of Operations
    ---------------------

The Company plans to continue marketing and selling its collection of cels over the internet and through art galleries department stores, other retail outlets and catalogues. The Company currently has no agreement with any such entity. The Company anticipates that it will take more than five years for it to liquidate the collection so as to maximize its value and to take advantage of opportunities to sell pieces when possible. The Company has received only limited revenues from sales of its cels to date. Royal Animated Art, Inc. in accordance with its agreement with the Company provides the necessary artistic staff to process and prepare its cels for presentation to the public. The Company has 35,000 cels ready for presentation and distribution.


                Nine Months Ended February 28, 2002 compared to
                      Nine Months Ended February 28, 2001
                -----------------------------------------------

    Selling, General and Administrative Expenses
    --------------------------------------------

Selling, general and administrative expenses decreased from $369,200 for the nine months ended February 28, 2001 to $244,027 for the nine months ended February 28, 2002. The Company attributes the decrease primarily to reduced compensation expense and professional fees for the nine months ended February 28, 2002.

    Interest Expense
    ----------------

Interest expense increased from $73,187 for the nine months ended February 28, 2001 to $683,454 for the nine months ended February 28, 2002. The Company attributes the increase to the 3% penalty assessed on the convertible notes and the interest booked in connection with the warrants which is included in interest expense for the nine months ended February 28, 2002.

                Three Months Ended February 28, 2002 compared to
                      Three Months Ended February 28, 2001
                ------------------------------------------------

    Selling, General and Administrative Expenses
    --------------------------------------------

Selling, general and administrative expenses decreased from $154,209 for the three months ended February 28, 2001 to $82,898 for the three months ended February 28, 2002. The Company attributes the decrease primarily to reduced compensation expense and professional fees for the three months ended February 28, 2002.

    Interest Expense
    ----------------

Interest expense increased from $26,182 for the three months ended February 28, 2001 to $276,477 for the three months ended February 28, 2002. The Company attributes the increase to the 3% penalty assessed on the convertible notes and the interest booked in connection with the warrants which is included in interest expense for the three months ended February 28, 2002.

                                 Parentech, Inc.
                          (A Development Stage Company)
                                 Balance Sheets
                          As of March 31, 2002 and 2001
                                   (Unaudited)

                                     ASSETS
                                                                         March 31, 2002  March 31, 2001
                                                                         --------------  --------------
Current assets:
    Cash and cash equivalents                                              $    21,883    $   602,251
    Employee advances                                                               --         46,334
    Prepaid expenses                                                            82,833          3,200
                                                                           -----------    -----------
Total current assets                                                           104,716        651,785
                                                                           -----------    -----------

Property and equipment, net                                                      3,027             --
Intangibles, net                                                               910,572      1,050,781
                                                                           -----------    -----------

Total Assets                                                               $ 1,018,315    $ 1,702,566
                                                                           ===========    ===========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
    Accounts payable and accrued expenses                                  $   219,735    $   156,248
    Notes payable                                                              150,490        303,300
    Accrued payroll                                                             84,370         35,762
                                                                           -----------    -----------
Total current liabilities                                                      454,595        495,310

Royalty agreement payable                                                    1,388,278      1,251,693
                                                                           -----------    -----------

Total Liabilities                                                            1,842,873      1,747,003
                                                                           -----------    -----------

Commitments and contingent liabilities

Stockholders' deficit:
    Series A convertible preferred stock, $.000001 par value:
      5,000,000 shares authorized, 3,440,000 and 2,640,000 shares issued
      and outstanding at March 31, 2002 and 2001, respectively                       3              3
    Series B convertible preferred stock, $.000001 par value:
      5,500,000 shares authorized, 4,067,555 and 0 shares issued and
      outstanding at March 31, 2002 and 2001, respectively                           4              4
    Common stock, $.000001 par value: 100,000,000 shares authorized,
      13,651,824 and 12,333,021 shares issued and outstanding
      at March 31, 2002 and 2001, respectively                                      14             12
    Stock subscription                                                         169,052        991,543
    Stock subscription receivable                                              (29,309)            --
    Additional paid-in capital                                               2,202,311        659,998
    Deficit accumulated during the development stage                        (3,166,633)    (1,695,997)
                                                                           -----------    -----------

Total stockholders' deficit                                                   (824,558)       (44,437)
                                                                           -----------    -----------

Total Liabilities and Stockholders' Deficit                                $ 1,018,315    $ 1,702,566
                                                                           ===========    ===========


               See accompanying notes to the financial statements

                                 Parentech, Inc
                          (A Development Stage Company)
                            Statements of Operations
               For the Three Months Ended March 31, 2002 and 2001
                                   (Unaudited)


                                                  March 31, 2002  March 31, 2001
                                                  --------------  --------------


Revenue                                            $         --    $         --
                                                   ------------    ------------

Operating expenses:
    General and administrative                          162,243         151,372
    Research and development                             91,879          65,302
    Depreciation and amortization expense                36,292          39,506
                                                   ------------    ------------

Total operating expenses                                290,414         256,180
                                                   ------------    ------------

Operating loss                                         (290,414)       (256,180)

Other income (expense):
    Amortization of royalty agreement discount          (34,285)        (34,285)
    Interest expense                                     (2,648)        (13,167)
    Interest income                                          32              --
                                                   ------------    ------------

Total other expense                                     (36,901)        (47,452)

Net loss before extraordinary items                    (327,315)       (303,632)
                                                   ------------    ------------

Gain on extinguishment of debt, net of tax                   --          30,975
                                                   ------------    ------------

Net loss before income tax provison                    (327,315)       (272,657)

Income tax provision                                        800             800
                                                   ------------    ------------

Net loss                                           $   (328,115)   $   (273,457)
                                                   ============    ============


Loss per share                                     $      (0.03)   $      (0.02)
Average number of shares outstanding                 12,927,094      12,333,021

               See accompanying notes to the financial statements

                                 Parentech, Inc
                          (A Development Stage Company)
                            Statements of Cash Flows
               For the Three Months Ended March 31, 2002 and 2001
                                   (Unaudited)

                                                         March 31, 2002     March 31, 2001
                                                         --------------     --------------
Cash flows from operating activities:
    Net loss                                                $(328,115)         $(273,457)
    Adjustments to reconcile net loss to net cash
    provided (used) by operating activities:
      Depreciation and amortization                            36,292             39,506
      Amortization on discount of royalty agreement            34,285             34,285
      Gain on extinguishment of debt                               --             30,975
    Changes in assets and liabilities:
      Employee advances                                            --            (15,000)
      Accounts payable and accrued expenses                    79,403            (48,887)
      Accrued payroll                                          40,284                440
                                                            ---------          ---------
Net cash used by operating activities                        (137,851)          (232,138)
                                                            ---------          ---------

Cash flows from financing activities:
    Proceeds from notes payable                               113,897              3,300
    Payment of subscription receivable                         43,201                 --
    Proceeds from sale of stock                                    --            822,507
                                                            ---------          ---------
Net cash provided by financing activities                     157,098            825,807
                                                            ---------          ---------

Net increase in cash and cash equivalents                      19,247            593,669
Cash and cash equivalents, beginning of period                  2,636              8,582
                                                            ---------          ---------
Cash and cash equivalents, end of period                    $  21,883          $ 602,251
                                                            =========          =========

Noncash transactions:
    Issuance of Series A stock for notes payable            $      --          $ 660,000
    Issuance of common stock subscription                   $  25,000          $      --

               See accompanying notes to the financial statements

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
               For the Three Months Ended March 31, 2002 and 2001
                                   (Unaudited)

Note 1 - Summary of Organization and Significant Accounting Policies

         Basis of Presentation - The accompanying unaudited condensed financial statements and related notes do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Company's audit report for the year ended December 31, 2001. The results of operations for the three-month periods are not necessarily indicative of the operating results anticipated for the fiscal year ending December 31, 2002.

         Organization - Parentech was incorporated in February 2000. It has been in the development stage since its formation and is primarily engaged in the creation of products that enhance the well being of infants. On July 7, 2000, the Company acquired the rights to an FDA-registered sound and motion device called "Nature's Cradle", which is an "infant environmental transition sleep system" that has been shown to enhance infant sleep, decrease infant crying and promote child development.

         Recent Authoritative Pronouncements - In June 2001, the FASB issued SFAS No. 142 "Goodwill and Other Intangible Assets". This statement addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The Company adopted SFAS No. 142 as of January 1, 2002. No. 142 is not expected to have a material effect on the Company's financial position or results of operations.

         In August 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement establishes the accounting model for long-lived assets to be disposed of by sale and applies to all long-lived assets, including discontinued operations. This statement requires those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. The Company plans to adopt SFAS No. 144, in the fiscal year ending December 31, 2002. Management is assessing the impact of this statement.

Note 2 - Going Concern

         These financial statements have been prepared assuming that the Company will continue as a going concern. The Company has operating and liquidity concerns, has incurred an accumulated deficit of $3,166,630 through the quarter ended March 31, 2002 and current liabilities exceeded current assets by $349,879. The Company anticipates that future revenue will be sufficient to cover certain operating expenditures, and, in the interim, will continue to pursue additional capital investment. However, there can be no assurance that the Company will be able to successfully acquire the necessary capital to continue their on-going development efforts and bring products to the commercial market. These factors, among others, create an uncertainty about the Company's ability to continue as a going concern.

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
               For the Three Months Ended March 31, 2002 and 2001
                                   (Unaudited)

Note 3 - Loss Per Share

         The Company computed basic and diluted loss per share amounts for March 31, 2002 and 2001 pursuant to the Statement of Financial Accounting Standard (SFAS) No. 128, "Earnings Per Share". The assumed effects of the exercise of outstanding stock options, warrants, and conversion of notes were anti-dilutive and, accordingly, dilutive per share amounts have not been presented in the accompanying statements of operations.

Note 4 - Notes Payable

         On February 20, 2002, the Company entered into a promissory note for $18,790 with a related party. The note is payable on June 30, 2002, with accrued interest of 8% per annum.

Note 5 - Stock Compensation Plans

         Effective August 5, 2001, the Company adopted the Parentech, Inc. 2001 Stock Option Plan, which authorizes the granting of options to employees, outside directors, consultants, and vendors. Under the Plan, awards are made in the form of stock options, which may constitute incentive stock options (ISO) or nonstatutory stock options (NSO). Only employees of the Company are eligible for the grant of incentive stock options.

         The total options that can be awarded under the 2001 Stock Option Plan are 2,000,000. The exercise price of each ISO granted under the plan must equal 100% of the market price of the Company's stock on the date of grant. The exercise price of each NSO grant under the plan cannot be less than 85% of the market price of the Company's stock on the date of grant. An option's maximum term is 10 years. As of March 31, 2002, the Company had issued 2,000,000 options.

Note 6 - Proposed Merger and Subsequent Events

         The Company executed a memorandum of understanding (MOU) in December 2001 setting forth the terms for a contemplated merger with a public entity called Premier Classic Art, Inc ("Premier"). As stated in the MOU, the Company paid a $75,000 transaction fee in the form of a six month loan to Premier, which was borrowed by the Company. In March 2002, Premier issued 683,108 shares of its common stock and 186,000 shares of its Series A preferred stock to the parties who loaned certain funds for the transaction fee to the Company. In return, the Company agreed to waive certain obligations of Premier to repay the transaction fee. In addition, the loans to the Company were modified to provide that they would not be repaid if the merger is not consummated. In the event that the merger is not completed due to certain actions or decisions by the Company, the Company will be obligated to pay a $75,000 break up fee. On April 24, 2002, the merger agreement with Premier was signed. On May 10, 2002 and July 10, 2002, amendments to the merger agreement were executed regarding the amount of liabilities to remain with Premier after the close of the merger, the addition of legends to restrict certain stock certificates, and the revision of the share consideration to be issued to Parentech stockholders to include warrants for the purchase of Premier (or its successor's) common stock.

         Prior to the completion of the merger, the Company will pay certain liabilities of Premier not to exceed $240,000. Premier will transfer all its remaining liabilities and assets to a subsidiary (with the exception of certain liabilities not to exceed $1) that will not be part of the contemplated merger. On April 24, 2002 the merger agreement with Premier was signed. On May 10, 2002 and July 10, 2002, amendments to that merger agreement were signed. The Company believes the contemplated merger will be completed on or before August 31, 2002.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors and Stockholders
Parentech, Inc.


We have audited the accompanying balance sheets of Parentech, Inc. (a Delaware corporation), as of December 31, 2001 and 2000, and the related statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parentech, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has significant net losses, negative working capital, and serious liquidity concerns. These matters raise substantial doubt about the Company's ability to continue as a going concern. The Company may not be able to acquire adequate funding for its continued operations. The financial statements do not include any adjustments as to the recoverability and classification of assets and liabilities that might result should the Company be unable to continue as a going concern.


SWENSON ADVISORS, LLP


San Diego, California
April 17, 2002, except for Note 15, which is as of July 10, 2002

                                 Parentech, Inc.
                          (A Development Stage Company)
                                 Balance Sheets
                           December 31, 2001 and 2000

                                     ASSETS
                                                                                2001                 2000
                                                                             -----------          -----------
Current assets:
    Cash and cash equivalents                                                $     2,636          $     8,582
    Employee advances                                                                 --               31,334
    Prepaid expenses                                                              82,833                3,200
                                                                             -----------          -----------
Total current assets                                                              85,469               43,116
                                                                             -----------          -----------

Property and equipment, net                                                        3,376                   --
Intangibles, net                                                                 946,515            1,090,287
                                                                             -----------          -----------

Total Assets                                                                 $ 1,035,360          $ 1,133,403
                                                                             ===========          ===========

           LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
    Accounts payable and accrued expenses                                    $   142,934          $   174,159
    Notes payable                                                                 37,500              960,000
    Accrued payroll                                                               40,577               35,314
                                                                             -----------          -----------
Total current liabilities                                                        221,011            1,169,473

Royalty agreement payable                                                      1,353,993            1,217,408
                                                                             -----------          -----------

Total Liabilities                                                              1,575,004            2,386,881
                                                                             -----------          -----------

Commitments and contingent liabilities

Stockholders' deficit:
    Series A convertible preferred stock, $.000001 par value:
      5,000,000 shares authorized, 3,440,000 and 0 shares issued and
      outstanding at December 31, 2001 and 2000, respectively                          3                   --
    Series B convertible preferred stock, $.000001 par value:
      5,500,000 shares authorized, 3,991,797 and 0 shares issued and
      outstanding at December 31, 2001 and 2000, respectively                          4                   --
    Common stock, $.000001 par value: 100,000,000 shares authorized,
      12,862,964 and 9,473,511 shares issued and outstanding
      at December 31, 2001 and 2000, respectively                                     13                    9
    Stock subscription                                                           194,052              169,052
    Stock subscription receivable                                                (72,510)                  --
    Additional paid-in capital                                                 2,177,319                   --
    Deficit accumulated during the development stage                          (2,838,518)          (1,422,539)
                                                                             -----------          -----------

Total stockholders' deficit                                                     (539,644)          (1,253,478)
                                                                             -----------          -----------

Total Liabilities and Stockholders' Deficit                                  $ 1,035,360          $ 1,133,403
                                                                             ===========          ===========


               See accompanying notes to the financial statements

                                 Parentech, Inc
                          (A Development Stage Company)
                            Statements of Operations
             From February 10, 2000 (Inception) to December 31, 2001

                                                                                               February 10, 2000
                                                                                                  (Inception)
                                                                                                       to
                                                                                                  December 31,
                                                           2001                  2000                 2001
                                                           ----                  ----                 ----
Revenue                                                $     37,073          $         --          $     37,073
                                                       ------------          ------------          ------------

Operating expenses:
    General and administrative                              504,795               603,261             1,108,056
    Research and development                                688,795               496,793             1,185,588
    Depreciation and amortization expense                   144,587                72,696               217,283
                                                       ------------          ------------          ------------

Total operating expenses                                  1,338,177             1,172,750             2,510,927
                                                       ------------          ------------          ------------

Operating loss                                           (1,301,104)           (1,172,750)           (2,473,854)

Other income (expense):
    Loss from misappropriation                                   --              (120,981)             (120,981)
    Amortization of royalty agreement discount             (137,140)             (137,140)             (274,280)
    Interest expense                                        (17,594)              (28,794)              (46,388)
    Interest income                                           9,335                   651                 9,986
    Other income                                                349                37,275                37,624
                                                       ------------          ------------          ------------

Total other expense                                        (145,050)             (248,989)             (394,039)

Net loss before extraordinary items                      (1,446,154)           (1,421,739)           (2,867,893)
                                                       ------------          ------------          ------------

Gain on extinguishment of debt, net of tax                   30,975                    --                30,975
                                                       ------------          ------------          ------------

Net loss before income tax provison                      (1,415,179)           (1,421,739)           (2,836,918)

Income tax provision                                            800                   800                 1,600
                                                       ------------          ------------          ------------

Net loss                                               $ (1,415,979)         $ (1,422,539)         $ (2,838,518)
                                                       ============          ============          ============

Loss per share                                         $      (0.11)         $      (0.15)
Average number of shares outstanding                     12,642,154             9,473,511

               See accompanying notes to the financial statements

                                 Parentech, Inc
                          (A Development Stage Company)
                  Statements of Stockholders' Equity (Deficit)
             From February 10, 2000 (Inception) to December 31, 2001


                                                                      Series A           Series B
                                                   Common            Convertible        Convertible
                                                   Stock              Preferred           Preferred
                                                   Shares               Shares             Shares               Amount
                                                 -----------         -----------         -----------         -----------
Balance at February 10, 2000
    inception of development stage                        --                  --                  --                  --

Issuance of common stock                           5,321,917                  --                  --         $         5
Issuance of other shares of common stock           4,151,594                  --                  --                   4
Preferred stock subscription                              --                  --                  --                  --
Net loss                                                  --                  --                  --                  --
                                                 -----------         -----------         -----------         -----------

Balance at December 31, 2000                       9,473,511                  --                  --                   9
                                                 -----------         -----------         -----------         -----------

Conversion of notes payable to                            --
    Series A Preferred Stock                              --           3,440,000                  --             860,000
Issuance of Series B Preferred Stock
    for cash                                              --                  --           3,991,797           1,317,293
Conversion of notes payable to
    common stock                                   2,859,510                  --                  --                   3
Issuance of common stock for cash                    273,373                  --                  --                  27
Issuance of common stock in connection
    with acquisition                                 256,570                  --                  --                  --
Net loss                                                  --                  --                  --                  --
                                                 -----------         -----------         -----------         -----------
Balance at December 31, 2001                      12,862,964           3,440,000           3,991,797         $ 2,177,332
                                                 ===========         ===========         ===========         ===========
                                                             Stock                                    Total            Stockholders'
                                                          Subscription           Stock             Accumulated            Equity
                                                           Receivable         Subscription           Deficit             (Deficit)
                                                          -----------          -----------         -----------          -----------
Balance at February 10, 2000
    inception of development stage                                 --                   --                  --                   --

Issuance of common stock                                           --                                       --          $         5
Issuance of other shares of common stock                           --                   --                  --                    4
Preferred stock subscription                                       --          $   169,052                  --              169,052
Net loss                                                           --                   --         $(1,422,539)          (1,422,539)
                                                          -----------          -----------         -----------          -----------

Balance at December 31, 2000                                       --              169,052          (1,422,539)          (1,253,478)
                                                          -----------          -----------         -----------          -----------

Conversion of notes payable to
    Series A Preferred Stock                                       --                   --                  --              860,000
Issuance of Series B Preferred Stock
    for cash                                              $   (72,510)              25,000                  --            1,269,783
Conversion of notes payable to
    common stock                                                   --                   --                  --                    3
Issuance of common stock for cash                                  --                   --                  --                   27
Issuance of common stock in connection
    with acquisition                                               --                   --                  --                   --
Net loss                                                           --                   --          (1,415,979)          (1,415,979)
                                                          -----------          -----------         -----------          -----------
Balance at December 31, 2001                              $   (72,510)         $   194,052         $(2,838,518)         $  (539,644)
                                                          ===========          ===========         ===========          ===========


               See accompanying notes to the financial statements

                                 Parentech, Inc
                          (A Development Stage Company)
                            Statements of Cash Flows
             From February 10, 2000 (Inception) to December 31, 2001

                                                                                                            February 10,
                                                                                                                 2000
                                                                                                             (Inception)
                                                                                                                  to
                                                                                                             December 31,
                                                                       2001                 2000                 2001
                                                                       ----                 ----                 ----
Cash flows from operating activities:
    Net loss                                                       $(1,415,979)         $(1,422,539)         $(2,838,518)
    Adjustments to reconcile net loss to net cash
    provided (used) by operating activities:
      Depreciation and amortization                                    144,587               72,696              217,283
      Amortization on discount of royalty agreement                    137,140              137,140              274,280
      Gain on extinguishment of debt                                   (30,975)                  --              (30,975)
      Loss on disposal of equipment                                         --                2,156                2,156
      Issuance of stock for services                                        --              169,052              169,052
    Changes in assets and liabilities:
      Prepaid expenses                                                 (79,633)              (3,200)             (82,833)
      Employee advances                                                 31,334              (31,334)                  --
      Accounts payable and accrued expenses                            (31,225)             174,159              142,934
      Accrued payroll                                                    5,263               35,314               40,577
                                                                   -----------          -----------          -----------
Net cash used by operating activities                               (1,239,488)            (866,556)          (2,106,044)
                                                                   -----------          -----------          -----------

Cash flows from investing activities:
    Purchase of intangibles                                                 --              (81,902)             (81,902)
    Purchase of equipment                                               (4,191)              (2,960)              (7,151)
                                                                   -----------          -----------          -----------
Net cash used by investing activities:                                  (4,191)             (84,862)             (89,053)
                                                                   -----------          -----------          -----------

Cash flows from financing activities:
    Proceeds from notes payable                                         37,500              960,000              997,500
    Payments on notes payable                                          (69,550)                  --              (69,550)
    Issuance of subscription receivable                                (72,510)                  --              (72,510)
    Proceeds from sale of stock                                      1,342,293                   --            1,342,293
                                                                   -----------          -----------          -----------
Net cash provided by financing activities                            1,237,733              960,000            2,197,733
                                                                   -----------          -----------          -----------

Net increase (decrease) in cash and cash equivalents                    (5,946)               8,582                2,636
Cash and cash equivalents, beginning of year                             8,582                   --                   --
                                                                   -----------          -----------          -----------
Cash and cash equivalents, end of year                             $     2,636          $     8,582          $     2,636
                                                                   ===========          ===========          ===========

Supplemental disclosures:
    Interest paid                                                  $     1,430          $        --          $     1,430
    Income taxes paid                                              $       800          $        --          $       800

Noncash transactions:
    Issuance of Series A preferred stock for notes payable         $   860,000          $        --          $   860,000
    Issuance of common stock for notes payable                     $         3          $        --          $         3
    Assumption of discounted royalty payments
      which total $1,714,250                                       $        --          $ 1,080,268          $ 1,080,268

               See accompanying notes to the financial statements

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                 For the Years Ended December 31, 2001 and 2000


Note 1 - Summary of Organization and Significant Accounting Policies

         Organization - Parentech was incorporated in February 2000. It has been in the development stage since its formation and is primarily engaged in the creation of products that enhance the well being of infants. On July 7, 2000, the Company acquired the rights to an FDA-registered sound and motion device called "Nature's Cradle", which is an "infant environmental transition sleep system" that has been shown to enhance infant sleep, decrease infant crying and promote child development (See
         Note 3).

         Cash and Cash Equivalents - The Company considers all unrestricted, highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

         Fair Value of Financial Instruments - The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair market value because of the short maturity of those instruments. Notes payable approximate fair value.

         Credit Risk - It is the Company's practice to place its cash equivalents in high quality money market securities with one major banking institution. Such funds are not insured by the Federal Deposit Insurance Corporation, however the Company considers its credit risk associated with cash and cash equivalents to be minimal.

         Revenue Recognition -Revenue from product sales and demonstration units is recognized upon shipment to customers. The Company has adopted Security and Exchange Commission's Staff Accounting Bulletin (SAB) No. 101, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements.

         Property and Equipment - Property and equipment are valued at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally three to five years.

         Intangible Assets - Intangible assets, primarily patents, are amortized on a straight-line basis over the estimated useful life of the asset (See Note 3). Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the fair value is less than the carrying amount of the asset, an impairment loss is then recognized.

         Research and Development costs - Research and development costs are expensed as incurred.

         Income Taxes - Deferred income taxes are provided for the estimated tax effects of timing differences between income for tax and financial reporting. A valuation allowance is provided against deferred tax assets, where realization is uncertain. The income tax provision is the tax payable for the period and the change during the period in deferred tax assets and liabilities.

         Loss Per Share - The Company computed basic and diluted loss per share amounts for December 31, 2001 and 2000 pursuant to the Statement of Financial Accounting Standard (SFAS) No. 128, "Earnings Per Share". The assumed effects of the exercise of outstanding stock options, warrants, and conversion of notes were anti-dilutive and, accordingly, dilutive per share amounts have not been presented in the accompanying statements of operations.

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                 For the Years Ended December 31, 2001 and 2000

Note 1 - Summary of Organization and Significant Accounting Policies, continued

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties - The Company is dependent on continued financing from investors to sustain the development of Nature's Cradle and other activities necessary to commercialize new products. Management is seeking additional financing in order to fund its future activities. There is no assurance, however, that such financing will be available, if and when needed, or if available, such financing will be completed on commercially favorable terms, or that such development and other activities in connection with its planned products will be successful.

         Recent Authoritative Pronouncements - In June 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 141 "Business Combinations". This statement requires business combinations initiated after June 30, 2001, to be accounted for using the purchase method of accounting. It also specifies the types of acquired intangible assets that are required to be recognized and reported separately from goodwill. The acquisition as discussed in Note 3 was in accordance with APB 16, which was the prevailing accounting guidance at the date of acquisition. This accounting is not materially different than the application of the purchase method, as set forth in SFAS No. 141.

         In June 2001, the FASB issued SFAS No. 142 "Goodwill and Other Intangible Assets". This statement addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The Company will adopt SFAS No. 142, in the fiscal year ending December 31, 2002. Management is assessing the impact of this statement.

         In August 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This statement establishes the accounting model for long-lived assets to be disposed of by sale and applies to all long-lived assets, including discontinued operations. This statement requires those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. The Company plans to adopt SFAS No. 144, in the fiscal year ending December 31, 2002. Management is assessing the impact of this statement.

Note 2 - Going Concern

         These financial statements have been prepared assuming that the Company will continue as a going concern. The Company has operating and liquidity concerns, has incurred an accumulated deficit of $2,838,518 through the year ended December 31, 2001 and current liabilities exceeded current assets by $136,448. The Company anticipates that future revenue will be sufficient to cover certain operating expenditures, and, in the interim, will continue to pursue additional capital investment. However, there can be no assurance that the Company will be able to successfully acquire the necessary capital to continue their on-going development efforts and bring products to the commercial market. These factors, among others, create an uncertainty about the Company's ability to continue as a going concern.

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                 For the Years Ended December 31, 2001 and 2000

Note 3 - Acquisition of Intangible Assets

         In July 2000, the Company acquired the rights to four patents and four patent pending applications in the United States, Canada, Europe and Japan, for a certain Nature's Cradle technology from Infant Advantage, Inc.(Infant), through an assignment for the benefit of creditors. The acquisition was accounted for using the purchase method of accounting. The Company paid cash in the amount of $81,902 and assumed certain liabilities of Infant Advantage, Inc. totaling $959,800 in secured notes and $1,080,268 of discounted royalty payments. In January 2001, the Company converted the debt to common stock with a par value of $.000001. The Company has valued the patents at $1,162,173. The Company is amortizing the patents, over the estimated useful life of 97 months. Amortization expense totaled $143,772 in 2001 and $71,886 in 2000.

Note 4 - Royalty Agreement

         In connection with the acquisition of the intangible assets (See Note
         3), the Company entered into a royalty agreement in order to satisfy $1,714,250 in unsecured payables of Infant. The royalty agreement has been discounted to $1,080,268 on a present value basis at 8%, from $1,714,250 to $1,080,268, as of the date of the acquisition. Under this royalty agreement, the Company is obligated to pay 3% of Nature's Cradle sales until the $1,714,250 liability is satisfied. The Company owes $555 and $0 of this liability for the years ended December 31, 2001 and 2000, respectively.

Note 5 - Related Party Transactions

         The Company has entered into consulting agreements with Chardan Ventures, LLC (Chardan) and RP Associates, LLC (RPA), both of which Daniel P. Beharry, Secretary and a Director of the Company, and Dr. Richard Propper, Chairman of the Company, are both principals of Chardan and RPA. Mr. Beharry and Dr. Propper own approximately 1.94% and 7.59% interests in the Company, respectively. Chardan provides the Company with strategic and management consulting services. The total paid to Chardan and RPA under these agreements was $121,467 and $0 during the years ended December 31, 2001 and 2000, respectively. In addition, the Company has also entered into an office lease with Chardan for their Solana Beach office location (See Note 8).

         During the year ended December 31, 2001, Mr. Beharry provided legal services to the Company. Compensation for these services was $30,000.

         Dr. Propper has advanced the Company funds at various times to support its operating activities. Such loans are in the form of a revolving line of credit (See Note 9). As of December 31, 2001, the total amount of accrued interest due to Dr. Propper under the revolving line of credit was $4,649.

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                 For the Years Ended December 31, 2001 and 2000

Note 6 - Property and Equipment

         Property and equipment are valued at cost, less accumulated depreciation as follows:

                                                        2001           2000
                                                       ------          -----
          Equipment                                    $4,191          $  --
          Less: Accumulated depreciation                  815
                                                       ------          -----

          Property and equipment, net                  $3,376          $  --
                                                       ======          =====

         The equipment purchased in 2000 was disposed of as of December 31, 2000. Depreciation expense totaled $815 and $810 as of December 31, 2001 and 2000, respectively.

Note 7 - Income Taxes

         The Company provides for income taxes using an asset and liability based approach. Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences of revenue and expense items for financial statement and income tax purposes. There is a deferred tax asset of approximately $1,132,000 relating primarily to the net operating loss carryforwards generated by the operations of the Company. For financial statement purposes, the deferred tax asset has been fully offset by a valuation allowance since it is uncertain whether any future benefit will be realized. Current income tax expense is $800.

         A reconciliation of the statutory U.S. federal rate and effective rates is as follows:

                                                          2001           2000
                                                       ---------      ---------
         Income tax benefit                            $(481,161)     $(483,391)
         State income benefit, net of federal tax        (82,505)       (82,887)
         Valuation allowance                             564,466        567,078
                                                       ---------      ---------
         Income tax expense                            $     800      $     800
                                                       =========      =========

         The Company has net operating loss carryforwards as follows:

                                            Balance of           Year of
         Year Loss Generated            Loss Carryforwards      Expiration
         -------------------            ------------------      ----------
         December 31, 2000                  $1,409,584             2020
         December 31, 2001                  $1,403,024             2021
                                            ----------
                                            $2,812,608
                                            ==========

Note 8 - Commitments

         Leases - The Company entered into a lease for an office in San Ramon, California. The lease ended at December 31, 2001, and is currently on a month-to-month basis. Rent expense for this facility is approximately $1,800 per month. The Company has entered into a month-to-month lease, on June 1, 2001 for office space in Solana Beach, California, with a related party. Rent expense for this facility is $3,000 per month (See
         Note 5).

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                 For the Years Ended December 31, 2001 and 2000

Note 8 - Commitments, continued

         Total rent expense was $50,838 and $41,175 for the fiscal years ended December 31, 2001 and 2000, respectively.

         The Company has entered into an automobile lease. The following are the future minimum lease payments:

                  December 31,
                           2002                           $  5,641
                           2003                              5,641
                           2004                              2,350
                                                          --------
                                                          $ 13,632
                                                          ========

Note 9 - Notes Payable

         During July 2000, the Company assumed a $222,000 secured promissory note and gave consideration for $2,000,000 in unsecured debt from Infant. The assumption of the secured debt occurred in connection with the Company's acquisition of certain intellectual property and other assets of Infant (See Note 3). Interest was accrued at 12% per annum. Infant was in default on the note at the time of the Company's purchase. On January 20, 2001, the Company converted the secured promissory note and unsecured debt into 1,859,510 shares of common stock valued at $.000001 per share.

         During July 2000, the Company assumed $737,800 in secured promissory notes from Infant. (See Note 3). The assumption of this debt occurred in connection with the Company's acquisition of certain intellectual property and other assets of Infant. Interest was accrued at 12% per annum. Infant was in default on the notes at the time of the Company's purchase. On January 20, 2001, the Company converted the promissory notes to 1,000,000 shares of common stock valued at $.000001 per share.

         During the months of February through December 2000, the Company entered into various promissory notes totaling $660,000 with the Acorn Technology Fund, L.P. Interest accrued at 6% per annum. The principal and unpaid accrued interest was due and payable at various times during November 2000 through March 2001. The Company was in default on the promissory notes. On March 20, 2001, the principal portion of the notes was converted to Series A Preferred Stock at $.25 per share for a total of 2,640,000 shares. The accrued interest totaling $30,975 was forgiven and recognized as an extraordinary gain on the extinguishment of debt during the year ended December 31, 2001.

         During September and October 2000, an individual misappropriated $300,000 from a related party and diverted those funds to the account of the Company (See Note 13). Of that amount, $179,019 were used to pay bona fide expenses of the Company and the remaining $120,981 was embezzled by the individual. In August 2001, the Company signed an agreement with a related party to repay the entire $300,000, plus any accrued interest from the date of the misappropriation on $179,019, at 8% per annum. The remaining $120,981 was repaid without interest.

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                 For the Years Ended December 31, 2001 and 2000

Note 9 - Notes Payable, continued

         In August 2001, the Company entered into a line of credit agreement with Dr. Richard Propper, a related party, for an amount not to exceed $100,000 in one calendar month or $1,000,000 in aggregate. The Company has drawn on the credit line at various times to support its various operating activities. Interest accrued at 8% per annum. The line of credit matures on June 30, 2002. In March 2001, the Company converted $200,000 of debt to Series A Preferred stock at $.25 per share for a total of 800,000 shares. At December 31, 2001, the principal balance due was $0.

         On December 14, 2001, the Company entered into a promissory note for $37,500 with an unrelated party in connection with the merger with Premier Classic Art, Inc. (Premier) (See Note 15). Interest on the note accrued at 8% per annum. The principal and unpaid accrued interest are due and payable upon the successful completion of the contemplative merger with Premier by September 1, 2002.

Note 10 - Distribution Agreement

         In December 2000, the Company entered into an exclusive agreement with SII Trading of Japan (SII) to distribute Nature's Cradle products in Japan. SII, a subsidiary of Seiko, contracts with outside enterprises to sell and distribute products in Japan. The agreement states that the Company will receive $170 for each Nature's Cradle Sound and Motion System delivered to SII. After December 2001, the Company will receive an additional $85 for each six month period that each Nature's Cradle system remains in Japan. In addition, under this agreement, SII will pay to the Company a one-time fee of $400 for each hospital unit sold by SII. The Company recognized $37,073 and $0 of revenue associated with this agreement during the years ended December 31, 2001 and 2000, respectively.

Note 11 - Preferred Stock and Subscription Agreements

         On March 20, 2001, the Company issued 3,440,000 shares of Series A Preferred Stock for $860,000 (See Note 9). Each share of Series A Preferred Stock is convertible at the option of the holder at any time into one share of common stock of the Company. Dividends are payable to stockholders when declared by the board of directors, are noncumulative, and are paid in preference to any dividends declared with respect to common stock of the Company. Series A Preferred Stock has an automatic conversion feature, which will automatically convert the preferred stock into common stock immediately prior to the closing of an underwritten pubic offering or a merger in which certain criteria are met (See Note 15).

         Beginning on May 1, 2001, the Company sold 3,991,797 shares of Series B Preferred Stock at $.33 per share. Each share of Series B Preferred Stock is convertible at the option of the holder thereof at any time into one share of common stock of the Company. Dividends are payable to Series B Preferred stockholders when declared by the board of directors, are noncumulative, and are paid on an equal basis with Series A Preferred stockholders and in preference to any dividends declared to common stockholders. Series B Preferred Stock has an automatic conversion feature, which will automatically convert the preferred stock into common stock immediately prior to the closing of an underwritten pubic offering or a merger in which certain criteria are met (See Note 15).

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                 For the Years Ended December 31, 2001 and 2000


Note 11 - Preferred Stock and Subscription Agreements, continued

         In August 2001, the Company acknowledged an obligation to reimburse $169,052 in promotional expenses incurred by a related party prior to the formation of the Company. The Company has agreed to issue preferred stock to the related party at a future date, plus any accrued interest at 8% per annum. As of December 31, 2001 and 2000, the Company has not issued such preferred stock and has recorded the transaction as a stock subscription on the balance sheet.

Note 12 - Stock Compensation Plans

         Effective August 5, 2001, the Company adopted the Parentech, Inc. 2001 Stock Option Plan, which authorizes the granting of options to employees, outside directors, consultants, and vendors. Under the Plan, awards are made in the form of stock options, which may constitute incentive stock options (ISO) or nonstatutory stock options (NSO). Only employees of the Company are eligible for the grant of incentive stock options.

         The total options that can be awarded under the 2001 Stock Option Plan are 2,000,000. The exercise price of each ISO granted under the plan must equal 100% of the market price of the Company's stock on the date of grant. The exercise price of each NSO grant under the plan cannot be less than 85% of the market price of the Company's stock on the date of grant. An option's maximum term is 10 years. As of December 31, 2001 and 2000, the Company had issued no options (See Note 15).

Note 13 - Employee Misappropriation and Defalcation

         During September and October 2000, the Company received funds belonging to a third party that were misappropriated by a former employee of that third party. The total amount of the misappropriation was $4,300,000, which was transferred into the checking account of the Company. $178,019 of those funds was used for bona fide operating expenses of the Company, and $120,981 was taken fraudulently and not recovered. The Company entered into an agreement in August 2001 to repay the entire $300,000 debt (See Note 9).

Note 14- Contingencies

         On July 6, 2001, the Company notified a former consultant of a breach of contract under both a consulting agreement and a licensing agreement signed by the Company on April 17, 2000. The letter requested repayment of $130,000, paid in consideration for the licensing agreement and stated that any obligation of the Company to pay additional consideration under either the consulting agreement or the license agreement were void. While resolution of this matter is pending, management does not believe that the outcome will have a material adverse effect on the Company's financial condition.

                                 Parentech, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                 For the Years Ended December 31, 2001 and 2000

Note 15 - Subsequent Events (unaudited)

         The Company executed a memorandum of understanding (MOU) in December 2001 setting forth the terms for a contemplated merger with a public entity called Premier Classic Art, Inc ("Premier"). As stated in the MOU, the Company paid a $75,000 transaction fee in the form of a six month loan to Premier, which was borrowed by the Company. In March 2002, Premier issued 683,108 shares of its common stock and 186,000 shares of its Series A preferred stock to the parties who loaned certain funds for the transaction fee to the Company. In return, the Company agreed to waive certain obligations of Premier to repay the transaction fee. In addition, the loans to the Company were modified to provide that they would not be repaid if the merger is not consummated. In the event that the merger is not completed due to certain actions or decisions by the Company, the Company will be obligated to pay a $75,000 break up fee. On April 24, 2002, the merger agreement with Premier was signed. On May 10, 2002 and July 10, 2002, amendments to the merger agreement were executed regarding the amount of liabilities to remain with Premier after the close of the merger, the addition of legends to restrict certain stock certificates, and the revision of the share consideration to be issued to Parentech stockholders to include warrants for the purchase of Premier (or its successor's) common stock.

         Prior to the completion of the merger, the Company will pay certain liabilities of Premier not to exceed $240,000. Premier will transfer all its remaining liabilities and assets to a subsidiary (with the exception of certain liabilities not to exceed $1) that will not be part of the contemplated merger. On April 24, 2002 the merger agreement with Premier was signed. On May 10, 2002 and July 10, 2002, amendments to that merger agreement were signed relating to certain liabilities of Premier, restrictions on stock certificates and additional equity consideration to be issued in the form of warrants to Parentech stockholders. The Company believes the contemplated merger will be completed on or before August 31, 2002.

         During April 2002, the Company issued 2,000,000 stock options to employees, directors, and officers of the Company under the Parentech 2001 Stock Option plan.

                                    EXHIBIT A

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

         THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "Agreement"), dated as of April 24, 2002, is among Parentech, Inc., a Delaware corporation (the "Company") and Premier Classic Art, Inc., a Delaware corporation ("PCA"). Certain capitalized and non-capitalized terms used herein are defined in Section 8.13.

                                    RECITALS

         WHEREAS, the Boards of Directors of the Company and PCA each have, in light of and subject to the terms and conditions set forth herein, approved this Agreement and the transactions contemplated hereby, including the Merger, and declared the Merger advisable and fair to, and in the best interests of, their respective stockholders;

         WHEREAS, pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of capital stock of the Company shall be converted into the right to receive shares of Common Stock and Series B Preferred Stock of PCA, par value $0.001 per share, (the "PCA Series B Preferred Stock");

         WHEREAS, as an inducement to the Company to enter this Agreement, certain stockholders of PCA have entered into lock-up agreements, attached hereto as Exhibit A ("Lock-up Agreement") pursuant to which, among other things, such stockholders have agreed to refrain from selling shares of Common Stock of PCA (the "PCA Common Stock") prior to November 15, 2002 (the "Lock-up Date") and during a specified period following the Lock-up Date;

         WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the Company and PCA desire to make certain representations, warranties, covenants and agreements in connection with the Merger as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Company and PCA hereby agree as follows:

                                   ARTICLE I
                                   THE MERGER

         Section 1.1 The Merger. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law ("Delaware Law"), the Company shall be merged with and into PCA (the "Merger"). Following the Merger, PCA shall continue as the surviving corporation (the "Surviving Corporation"), and the separate corporate existence of the Company shall cease.

         Section 1.2 Effective Time. Subject to the provisions of this Agreement, the Company and PCA shall cause the Merger to be consummated by filing an appropriate certificate of merger in the form attached hereto as Exhibit B and other appropriate documents (the "Certificate of Merger") with the Secretary of State of the State of Delaware in such form as required by, and executed in accordance with, the relevant provisions of Delaware Law, on the Closing Date or as soon thereafter as practicable. The Merger shall become effective upon the filing of the Certificate of Merger (the "Effective Time").

         Section 1.3 Closing of the Merger. The closing of the Merger (the "Closing") will take place at a time and on a date to be specified by the parties (the "Closing Date"), which shall be no later than the third business day after satisfaction or waiver of the conditions set forth in ARTICLE VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of Gray Cary Ware & Freidenrich LLP, 4365 Executive Drive, Suite 1100, San Diego, CA 92121-2133 or at such other time, date or place as agreed to in writing by the parties hereto.

         Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the properties, rights, privileges, powers and franchises of the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of the Surviving Corporation.

         Section 1.5 Directors and Officers. The directors of the Surviving Corporation shall be comprised in accordance with Schedule 1.5 of the Company Disclosure Schedule (as defined in Article III) and shall hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal. The officers of the Company at the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

         Section 1.6 Certificate of Incorporation and Bylaws. As of the Effective Time, the certificate of incorporation of PCA, as in effect immediately prior to the Effective Time, shall be amended in its entirety to read as set forth in the Certificate of Merger; provided, however, that Article FIRST of the certificate of incorporation of PCA shall be amended to read in its entirety as follows: " The name of the corporation is Parentech, Inc." until thereafter amended as provided by law. Effective immediately following the Merger, the bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until amended in accordance with applicable Law.

                                   ARTICLE II
                            CONVERSION OF SECURITIES

         Section 2.1 Conversion of Shares.


         (a) At the Effective Time, each share of the Company's Series A Preferred Stock and Series B Preferred Stock (collectively, "Company Preferred Stock"), issued and outstanding immediately prior to the Effective Time (individually, a "Preferred Share" and collectively, the "Preferred Shares") ") (other than Dissenting Shares (as hereinafter defined) shall, by virtue of the Merger and without any action on the part of PCA or the Company or any holder thereof, be converted into and be exchangeable for the right to receive one fully paid and non-assessable share of PCA Series B Preferred Stock.

         (b) At the Effective Time, each share of Company's common stock, par value $0.000001 (the "Company Common Stock"), issued and outstanding immediately prior to the Effective Time (individually, a "Common Share" and collectively, the "Common Shares" and together with the Preferred Shares, the "Shares") (other than Dissenting Shares (as hereinafter defined) shall, by virtue of the Merger and without any action on the part of PCA or the Company or any holder thereof, be converted into and be exchangeable for the right to receive one fully paid and non-assessable share of PCA Common Stock. All such shares of PCA Common Stock issued pursuant to this Section 2.1(b) and PCA Series B Preferred Stock issued pursuant to Section 2.1(a) above, are referred to herein as the "Merger Consideration."

         (c) If, between the date of this Agreement and the Effective Time, the outstanding shares of PCA Common Stock or PCA Series B Preferred Stock shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event, the calculation of the number of shares of PCA Common Stock or PCA Series B Preferred Stock for which the Company Common Stock shall be exchanged shall be correspondingly adjusted to the extent necessary to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or such similar event.

         Section 2.2 Issuance of Adjustment Shares. If, at the Effective Time, PCA has liabilities that exceed $100,000 (the "Excess Liabilities"), the Merger Consideration shall be increased as follows: for every dollar of Excess Liabilities, an additional five (5) shares of PCA Common Stock shall be issued to the Company's stockholders (the "Adjustment Shares"). Each holder of Shares at the Effective Time shall receive that number of Adjustment Shares determined by multiplying (i) the aggregate number of Adjustment Shares and (ii) a fraction, the numerator of which is the number of Shares owned by such holder just prior to the Effective Time (determined on as-converted to common stock basis) and the denominator of which is the total number of Shares just prior to the Effective Time (determined on as-converted to common stock basis), excluding any Dissenting Shares (as such term is defined in Section 2.13). Such Excess Liabilities shall be determined by the Company within sixty (60) calendar days after the Closing Date in accordance with generally accepted accounting principles in the United States ("GAAP").

         Section 2.3 Stock Options. At the Effective Time, the Company Stock Options, whether vested or unvested, will be assumed by PCA ("Assumed Stock Options"). Section 2.3 of the Company Disclosure Schedule (as defined in Article
III) sets forth a true and complete list as of the date hereof of all holders of outstanding options to purchase shares of Company Common Stock ("Company Stock Options"), including the number of shares of Company Common Stock subject to each such option, the exercise or vesting schedule, the exercise price per share and the term of each such option. On the Closing Date, the Company shall deliver to PCA an updated Section 2.3 of the Company Disclosure Schedule (as defined in Article III) current as of such date. Each such option so assumed by PCA under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Company Stock Option Plan ("Company Option Plan") and any other document governing such option immediately prior to the Effective Time, except that (a) such option will be exercisable for that number of whole shares of PCA Common Stock equal to that number of shares of Company Common Stock that were issuable upon exercise of such option immediately prior to the Effective Time, (b) the per share exercise price for the shares of PCA Common Stock issuable upon exercise of such assumed option will be equal to the exercise price per share of Company Common Stock at which such option was exercisable immediately prior to the Effective Time and (c) any restriction on the exercisability of such Company Stock Option shall continue in full force and effect, and the term, exercisability, vesting schedule and other provisions of such Company Stock Option shall remain unchanged. Consistent with the terms of the Company Option Plan and the documents governing the outstanding options, the Merger will not terminate any of the outstanding options under the Company Option Plan or accelerate the exercisability or vesting of such options or the shares of PCA Common Stock which will be subject to those options upon PCA's assumption of the options in the Merger. It is the intention of the parties that the options so assumed by PCA following the Effective Time will remain incentive stock options as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the Effective Time, and the parties hereto shall use their commercially reasonable efforts to carry out such intention. Within ten (10) business days after the Effective Time, PCA will issue to each person who, immediately prior to the Effective Time was a holder of an outstanding option under the Company Option Plan a document in form and substance reasonably satisfactory to the Company evidencing the foregoing assumption of such option by PCA. PCA agrees to provide any assistance reasonably requested by the Surviving Corporation in order to enable the Surviving Corporation to file with the Securities and Exchange Commission ("SEC") after the Closing a registration statement on Form S-8 covering the shares of PCA Common Stock issuable pursuant to Assumed Stock Options. The Company shall cooperate with and assist PCA in the preparation of such registration statement.

         Section 2.4 Exchange Agent. Prior to the Effective Time, PCA shall appoint an exchange agent hereunder for the purpose of exchanging Shares for the Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, PCA shall deposit with the Exchange Agent, in trust for the benefit of holders of Shares, certificates representing the PCA Common Stock and PCA Series B Preferred Stock issuable pursuant to Section 2.1. in exchange for outstanding Shares.

         Section 2.5 Exchange Procedures. As soon as reasonably practicable after the Effective Time (and in any event within three business days after the Effective Time), the Surviving Corporation shall use its commercially reasonable efforts, and PCA shall provide any assistance reasonably requested by the Surviving Corporation, to cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Certificates") (a) a letter of transmittal which shall specify that delivery shall be effective, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and have such other provisions as PCA may reasonably specify; and (b) instructions for effecting the surrender of such Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor shares of PCA Common Stock or PCA Series B Preferred Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 2.1. (after taking into account all Shares then held by such holder), and the Shares formerly represented by such Certificate and the Certificate so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Article II, each Certificate shall be deemed at any time after the Effective Date to represent only the right to receive the Merger Consideration payable upon surrender of the Certificates. In the event of a transfer of ownership of Shares which is not registered in the transfer records of the Company, shares of PCA Common Stock or PCA Series B Preferred Stock evidencing, in the aggregate, the proper number of shares of PCA Common Stock or PCA Series B Preferred Stock may be issued with respect to such Shares to such a transferee if the Certificate representing such Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable Transfer Taxes have been paid.

         Section 2.6 Distributions with Respect to Unsurrendered Certificates. No dividends or other distributions declared or made with respect to shares of PCA Common Stock or PCA Series B Preferred Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of PCA Common Stock or PCA Series B Preferred Stock that such holder would be entitled to receive upon surrender of such Certificate until such holder shall surrender such Certificate in accordance with Section
2.5. Subject to the effect of applicable Laws (as hereinafter defined), following surrender of any such Certificate, there shall be paid to such holder of shares of PCA Common Stock or PCA Series B Preferred Stock issuable in exchange therefor, without interest, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of PCA Common Stock or PCA Series B Preferred Stock.

         Section 2.7 No Further Ownership Rights in Company Common Stock. All shares of PCA Common Stock and PCA Series B Preferred Stock issued upon conversion of the Shares in accordance with the terms of ARTICLE I and this
ARTICLE II shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the Shares.

         Section 2.8 No Fractional Shares of PCA Common Stock or Series B Preferred Stock. No certificates or scrip of shares of PCA Common Stock or PCA Series B Preferred Stock representing fractional shares of PCA Common Stock or PCA Series B Preferred Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of PCA or a holder of shares of PCA Common Stock or PCA Series B Preferred Stock.

         Section 2.9 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity by such person against any claim that may be made against the Surviving Corporation with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the Shares formerly represented thereby, pursuant to this Agreement.

         Section 2.10 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. Each party hereto shall use its commercially reasonable efforts to cause the Merger to be so qualified, shall report the transactions contemplated by this Agreement in a manner consistent with such reorganization treatment and will not take any position inconsistent therewith in any Tax Return (as hereinafter defined), refund claim, litigation or otherwise unless required to do so by law. The Merger shall be treated as a purchase for accounting purposes.

         Section 2.11 Stock Transfer Books. The stock transfer books of the Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of Shares thereafter on the records of the Company. On or after the Effective Time, any Certificates presented to the Exchange Agent or PCA for any reason shall be converted into the Merger Consideration with respect to the Shares formerly represented thereby.

         Section 2.12 Affiliates. Notwithstanding anything to the contrary herein, no shares of PCA Common Stock or PCA Series B Preferred Stock shall be delivered to a person who may be deemed an "affiliate" of the Company for purposes of Rule 145 under the Securities Act of 1933, as amended (the "Securities Act"), until such person has executed and delivered to PCA the written agreement contemplated by Section 5.7.

         Section 2.13 Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, Shares that are issued and outstanding immediately prior to the Effective Time and which are held by stockholders who did not vote in favor of the Merger (the "Dissenting Shares"), which stockholders comply with all of the relevant provisions of Delaware Law (the "Dissenting Stockholders"), shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such holders shall have failed to perfect or shall have effectively withdrawn or lost their rights to appraisal under Delaware Law. If any Dissenting Shareholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder's Shares shall thereupon be converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration without any interest thereon. The Company shall give PCA (a) prompt notice of any written demands for appraisal of any Shares, attempted withdrawals of such demands and any other instruments served pursuant to Delaware Law and received by the Company relating to stockholders' rights of appraisal, and (b) the opportunity to direct, in its reasonable business judgment, all negotiations and proceedings with respect to demands for appraisal under Delaware Law. Neither the Company nor the Surviving Corporation shall, except with the prior written consent of PCA, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. If any Dissenting Shareholder shall fail to perfect or shall have effectively withdrawn or lost the right to dissent, the Shares held by such Dissenting Shareholder shall thereupon be treated as though such Shares had been converted into the right to receive the Merger Consideration pursuant to Section 2.1.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         Except as set forth on the schedule delivered by the Company to PCA in connection with the execution and delivery of this Agreement (the "Company Disclosure Schedule") the Company hereby represents and warrants to PCA, and except as set forth in the disclosure schedule delivered by PCA to the Company in connection with the execution and delivery of this Agreement (the "PCA Disclosure Schedule"), PCA hereby represents and warrants to the Company, in each case as set forth in this ARTICLE III, with the party making such representations and warranties being referred to as the "Representing Party" and such Representing Party's Disclosure Schedule as the "Representing Party's Disclosure Schedule." Notwithstanding the foregoing, any representation or warranty which expressly refers to PCA or its Subsidiaries is being made solely by PCA and any representation or warranty which expressly refers to the Company or its Subsidiaries is being made solely by the Company. As used in this Agreement, "Material Adverse Effect" means any change, effect, event, occurrence, state of facts or developments that (i) materially adversely affects the assets, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Representing Party and its Subsidiaries, taken as a whole or (ii) adversely affects or delays the ability of the Representing Party to consummate the transactions contemplated by this Agreement.

         Section 3.1 Organization, Qualification.

         (a) The Representing Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority required for it to own its properties and assets and to carry on its business as it is now being conducted. The Representing Party is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to be so qualified or in good standing would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Representing Party or substantially delay consummation of the transactions contemplated by this Agreement or otherwise prevent the Representing Party from performing its obligations hereunder.

         (b) Each of the Representing Party's Subsidiaries is listed in Section
3.1 of the Representing Party's Disclosure Schedule and is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Representing Party's Subsidiaries has the corporate power and authority required for it to own its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to be so qualified or in good standing would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Representing Party, taken as a whole. All the outstanding shares of capital stock of, or other ownership interests in, the Representing Party's Subsidiaries are duly authorized, validly issued, fully paid and non-assessable and, with respect to such shares or ownership interests that are owned by the Representing Party and its Subsidiaries, are owned free and clear of all liens, claims, mortgages, encumbrances, pledges and security interests of any kind. All the outstanding shares of capital stock of, or other ownership interests in, the Representing Party's Subsidiaries are wholly owned by the Representing Party, directly or indirectly.

         Section 3.2 Capital Stock.

         (a) Section 3.2(a) of the Representing Party's Disclosure Schedule sets forth, as of February 28, 2002 with respect to PCA and as of April 24, 2002 with respect to the Company: (i) the number of authorized shares of each class or series of capital stock of the Representing Party; (ii) the number of shares of each class or series of capital stock of the Representing Party which are issued and outstanding; (iii) the number of shares of each class or series of capital stock which are held in the treasury of such Representing Party; (iv) the number of shares of each class or series of capital stock of the Representing Party which are reserved for issuance, indicating each specific reservation; and (v) the number of shares of each class or series of capital stock of such Representing Party which are subject to employee stock options or other rights to purchase or receive capital stock granted under such Person's stock option or other stock based employee or non-employee director benefit plans, indicating the name of the plan, the date of grant, the number of shares and the exercise price thereof. Since February 28, 2002, PCA has not issued any additional shares of its capital stock.

         (b) All the outstanding shares of capital stock of the Representing Party are, and all shares of PCA Common Stock and PCA Series B Preferred Stock to be issued in the Merger will be, when issued in accordance with the terms of this Agreement, duly authorized, validly issued, fully paid and non-assessable and issued in compliance with all applicable U.S. state and federal securities laws. Except for the transactions contemplated by this Agreement, (i) there are no shares of capital stock of the Representing Party authorized, or as of the date of this Agreement, issued or outstanding, (ii) as of the date of this Agreement there are no authorized or outstanding options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Representing Party or any of its Subsidiaries, obligating the Representing Party or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in the Representing Party or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, or obligating the Representing Party or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment, (iii) there are no outstanding contractual obligations of the Representing Party or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Representing Party or any Subsidiary of the Representing Party or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary of the Representing Party or other entity, and (iv) there are no shareholder agreements, voting trusts or other agreements to which the Representing Party is a party or to which it is bound relating to the voting of any shares of the capital stock of the Representing Party.

         Section 3.3 Corporate Authority Relative to this Agreement; No
                     Violation.

         (a) The Company has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company and, except for obtaining the requisite approval of the stockholders of the Company (the "Company Stockholder Approval"), as contemplated in Section 5.1 and the filing of the Certificate of Merger, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding agreement of PCA, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (i) bankruptcy laws and other similar laws affecting creditor's rights generally and (ii) general principles of equity.

         (b) PCA has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of PCA, and other than the obtaining the requisite approval of the stockholders of PCA through action by written consent (the "PCA Stockholder Approval"), the filing of an information statement with the SEC, the resolution of any comments from the SEC with respect to the information statement, and the filing of the Certificate of Merger, no other corporate proceedings on the part of PCA are necessary to authorize the consummation of the transactions contemplated hereby. The Board of Directors of PCA has taken all appropriate action so that Section 203 of Delaware Law will not be applicable to the Company or to PCA for any purpose. This Agreement has been duly and validly executed and delivered by PCA and, assuming this Agreement constitutes a valid and binding agreement of the Company, constitutes a valid and binding agreement of PCA, enforceable against PCA in accordance with its terms, except as may be limited by (i) bankruptcy laws and other similar laws affecting creditor's rights generally and (ii) general principles of equity.

         (c) Except as may be required under, and other applicable requirements of, the Securities Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), state securities or blue sky laws, and the rules and regulations of Nasdaq, and the filing of the Certificate of Merger under Delaware Law, none of the execution, delivery or performance of this Agreement by the Representing Party, the consummation by the Representing Party of the transactions contemplated hereby or compliance by the Representing Party with any of the provisions hereof will
(i) conflict with or result in any breach of any provision of the certificate of incorporation, bylaws or similar organizational documents of the Representing Party or any of its Subsidiaries, (ii) require any filing with, or permit, authorization, consent or approval of, any federal, regional, state or local court, arbitrator, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, whether U.S. or foreign (a "Governmental Entity"), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Representing Party or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, judgment, permit, license, ordinance, law, statute, rule or regulation ("Law") applicable to the Representing Party, any of its Subsidiaries or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such filings, permits, authorizations, consents, approvals, violations, breaches or defaults which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Representing Party or prevent or substantially delay the consummation of the transactions contemplated hereby.

         Section 3.4 Reports and Financial Statements.

         (a) PCA has previously furnished or otherwise made available (by electronic filing or otherwise) to the Company true and complete copies of: (i) Annual Reports on Form 10-K filed with the SEC for each of the fiscal years ended May 31, 2000 and 2001; and (ii) each Quarterly Report on Form 10-Q filed with the SEC for the three fiscal quarters occurring since the Annual Report on Form 10-K for the fiscal year ended May 31, 2001.

As of their respective dates, such reports, proxy statements and prospectuses filed with the SEC by PCA (collectively with, and giving effect to, all amendments, supplements and exhibits thereto, the "SEC Reports") (i) complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of PCA's Subsidiaries is required to file any forms, reports or other documents with the SEC. The audited consolidated financial statements and unaudited consolidated interim financial statements included in the SEC Reports (including any related notes and schedules) fairly present in all material respects the financial position of PCA and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods or as of the dates then ended (subject, in the case of the unaudited interim financial statements, to normal recurring adjustments), in each case in accordance with past practice and GAAP consistently applied during the periods involved (except as otherwise disclosed in the notes thereto). Since it first became required to file reports under the Exchange Act, PCA has timely filed all reports, registration statements and other filings required to be filed by it with the SEC under the rules and regulations of the SEC, and the PCA Common Stock is registered under the Exchange Act.

         (b) The Company has delivered to PCA copies of the audited balance sheets of the Company as of December 31, 2001, together with the related audited statements of income, stockholders' equity and changes in cash flow for the calendar year ended December 31, 2001, and the notes thereto (such audited financial statements being hereinafter referred to as the "Financial Statements"). The Financial Statements, including the notes thereto, (i) were prepared in accordance with GAAP throughout the periods covered thereby, and
(ii) present fairly in all material respects the financial position, results of operations and changes in cash flow of the Company and its consolidated Subsidiaries as of such dates and for the periods then ended.

         Section 3.5 No Undisclosed Liabilities. Neither the Representing Party nor any of its Subsidiaries has any liabilities or obligations of any nature required to be set forth on a balance sheet of the Representing Party under GAAP, whether or not accrued, contingent or otherwise, and there is no existing condition, situation or set of circumstances which would be expected to result in such a liability or obligation, except (a) liabilities or obligations with respect to PCA reflected in the SEC Reports and with respect to the Company reflected in the Financial Statements or (b) liabilities and obligations which are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect on the Representing Party.

         Section 3.6 No Default; Compliance with Applicable Laws. The businesses of the Representing Party and each of its Subsidiaries is not in conflict with, or in default or violation of, any term, condition or provision of (i) its respective certificate of incorporation or bylaws or similar organizational documents, (ii) any Company Material Contracts or PCA Material Contracts, as applicable, or (iii) any federal, state, local or foreign statute, Law, concession, grant, franchise, Permit or other governmental authorization or approval applicable to the Representing Party or any of its Subsidiaries, excluding from the foregoing clauses (ii) and (iii), defaults or violations which would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Representing Party.

         Section 3.7 Environmental Matters.

         (a) Each of the Representing Party and its Subsidiaries has obtained all licenses, permits, authorizations, approvals and consents from Governmental Entities which are required under any applicable Environmental Law and necessary for it to carry on its business or operations as now conducted ("Environmental Permits"), except for such failures to have Environmental Permits which, individually or in the aggregate, are not reasonably expected to have a Material Adverse Effect on the Representing Party. Each of such Environmental Permits is in full force and effect, and each of the Representing Party and its Subsidiaries is in compliance with the terms and conditions of all such Environmental Permits and with all applicable Environmental Laws, except for such failures to be in full force and effect or to be in compliance which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Representing Party.

         (b) There are no Environmental Claims pending, or to the knowledge of the Representing Party, threatened, against the Representing Party or any of its Subsidiaries, or, to the knowledge of the Representing Party, any Person whose liability for any such Environmental Claim the Representing Party or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law for which reserves have not been established in accordance with GAAP, that, individually or in the aggregate, would have a Material Adverse Effect on the Representing Party.

         (c) There are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, threatened release or presence of any Hazardous Material, that would form the basis of any Environmental Claim against the Representing Party or any of its Subsidiaries, or for which the Representing Party or any of its Subsidiaries is liable, except for such liabilities which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Representing Party.

         (d) As used in this Agreement: (i) "Environmental Claim" means any claim, action, lawsuit or proceeding by any Person which seeks to impose liability (including, without limitation, liability for investigatory costs, cleanup costs, governmental response costs, natural resources, damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (A) the presence, or release or threatened release, of any Hazardous Materials at any location, whether or not owned or operated by the Representing Party or any of its Subsidiaries, or (B) circumstances which would give rise to any violation, or alleged violation, of any Environmental Law; (ii) "Environmental Law" means any law or order of any Governmental Entity relating to (A) the generation, treatment, storage, disposal, use, handling, manufacturing, transportation or shipment of, or (B) the environment or to emissions, discharges, releases or threatened releases of, Hazardous Materials, into the environment; (iii) "Hazardous Materials" means (A) any petroleum or petroleum products, radioactive materials or friable asbestos; (B) any chemicals or other materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," or "toxic pollutants" under any Environmental Law; and (C) pesticides.

         Section 3.8 Litigation. Except as set forth at ss.3.8 of the Company's Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to the Representing Party's knowledge, threatened against the Representing Party, its Subsidiaries or any of its assets or properties which (a) has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Representing Party or its Subsidiaries, or (b) questions the validity of this Agreement or any action to be taken by the Representing Party in connection with the consummation of the transactions contemplated hereby or could otherwise prevent or materially delay the consummation of the transactions contemplated by this Agreement. The Representing Party and its Subsidiaries are not subject to any outstanding order, writ, injunction or decree which has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Representing Party and its Subsidiaries. There is no action, suit, proceeding or investigation pending or, to the Representing Party's knowledge, threatened against any current or former officer, director, employee, consultant, contractor or agent of the Representing Party (in his or her capacity as such) which gives rise or could reasonably be expected to give rise to a claim for contribution or indemnification against the Representing Party.

         Section 3.9 Permits. The Representing Party holds, and has at all times held, all permits, licenses, variances, exemptions, orders, and approvals of all Governmental Entities necessary for the lawful conduct of its business (the "Permits"), except for such Permits the absence of which would not reasonably be expected to have a Material Adverse Effect on the Representing Party. The Representing Party is in material compliance with the terms of the Representing Party Permits. No investigation or review by any Governmental Entity in respect of the Representing Party is pending or, to the Representing Party's knowledge, threatened, nor has the Representing Party received notice from any Governmental Entity of its intention to conduct the same.

         Section 3.10 Employee Plans.

         (a) Section 3.10(a) of the Representing Party's Disclosure Schedule sets forth a true, correct and complete list of:

              (i) all "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which the Representing Party has any obligation or liability, contingent or otherwise (the "Benefit Plans");

              (ii) all employees, consultants and independent contractors of the Representing Party; and

              (iii) all employment, consulting, termination, profit sharing, severance, change of control, individual compensation or indemnification agreements, and all bonus or other incentive compensation, deferred compensation, salary continuation, disability, stock award, stock option, stock purchase, educational assistance, legal assistance, club membership, employee discount, employee loan, credit union or vacation agreements, policies or arrangements under which the Representing Party has any obligation or liability (contingent or otherwise) in respect of any current or former officer, director, employee, consultant or contractor of the Representing Party (the "Employee Arrangements").

Benefit Plans and Employee Arrangements which cover current or former employees, consultants, contractors, officers, or directors (or their equivalent) of the Representing Party are separately identified, by the applicable country, on
Section 3.10(a) of the Representing Party's Disclosure Schedule.

         (b) None of the Benefit Plans or Employee Arrangements is subject to Title IV of ERISA, constitutes a defined benefit retirement plan or is a multi-employer plan described in Section 3(37) of ERISA, and the Representing Party does not have any obligation or liability (contingent or otherwise) in respect of any such plans. The Company is not a member of a group of trades or businesses under common control or treated as a single employer pursuant to
Section 414 of the Code.

         (c) The Benefit Plans and Employee Arrangements have been maintained and administered in all material respects in accordance with their terms and applicable Laws. In particular, no individual who has performed services for the Representing Party has been improperly excluded from participation in any Benefit Plan or Employee Arrangement.

         (d) There are no pending or, to the Representing Party's knowledge, threatened actions, claims, or proceedings against or relating to any Benefit Plan or Employee Arrangement (other than routine benefit claims by persons entitled to benefits thereunder), and, to the knowledge of the Representing Party, there are no facts or circumstances which could form the basis for any of the foregoing.

         (e) The Representing Party does not have any obligation or liability (contingent or otherwise) to provide post-retirement life insurance or health benefits coverage for current or former officers, directors, employees, consultants or contractors of the Representing Party except (i) as may be required under Part 6 of Title I of ERISA at the sole expense of the participant or the participant's beneficiary, (ii) a medical expense reimbursement account plan pursuant to Section 125 of the Code, or (iii) through the last day of the calendar month in which the participant terminates employment with the Representing Party.

         (f) None of the assets of any Benefit Plan is stock of the Representing Party or any of its affiliates, or property leased to or jointly owned by the Representing Party or any of its affiliates.

         (g) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee, consultant or contractor (current, former, or retired) of the Representing Party, (ii) increase any benefits under any Benefit Plan or Employee Arrangement or (iii) result in the acceleration of the time of payment of, vesting of, or other rights in respect of any such benefits (except as which may be required by the partial or full termination of any Benefit Plan intended to be qualified under Section 401 of the Code).

         Section 3.11 Labor Matters.

         (a) The Representing Party is not a party to any labor or collective bargaining agreement, and no employees of the Representing Party are represented by any labor organization. Within the preceding three years, there have been no representation or certification proceedings, or petitions seeking a representation proceeding, pending or, to the Representing Party's knowledge, threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. Within the preceding three years, to the Representing Party's knowledge, there have been no organizing activities involving the Representing Party in respect of any group of employees of the Representing Party.

         (b) There are no strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances or other material labor disputes pending or, to the knowledge of the Representing Party, threatened against or involving the Representing Party. There are no unfair labor practice charges, grievances or complaints pending or, to the Representing Party's knowledge, threatened by or on behalf of any employee or group of employees of the Representing Party and, to the knowledge of the Representing Party, there are no facts or circumstances which could form the basis for any of the foregoing.

         (c) There are no complaints, charges or claims against the Representing Party pending or, to the Representing Party's knowledge, threatened to be brought or filed with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Representing Party, and, to the knowledge of the Representing Party, there are no facts or circumstances which could form the basis for any of the foregoing.

         (d) The Representing Party is in material compliance with all Laws relating to the employment of labor, including all such Laws relating to wages, hours, the Worker Adjustment and Retraining Notification Act, as amended ("WARN"), collective bargaining, discrimination, civil rights, safety and health, workers' compensation and the collection and payment of withholding and/or Social Security Taxes and any similar Tax.

         (e) There has been no "mass layoff" or "plant closing" as defined by WARN in respect of the Representing Party within the six months prior to the date hereof.

         Section 3.12 Absence of Certain Changes or Events.

         Since the end of the period covered by each Party's audited financial statements provided under this Agreement, (i) the businesses of the Representing Party and its Subsidiaries have been conducted in all material respects in the ordinary course and (ii) there has not been:

         (a) a material adverse change in the assets, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Representing Party and its Subsidiaries, taken as a whole, or any event, occurrence or development which has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Representing Party and its Subsidiaries, taken as a whole;

         (b) any declaration, setting aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Representing Party, or any repurchase, redemption or other acquisition by the Representing Party of any Representing Party securities; (c) any incurrence or assumption by the Representing Party of any indebtedness for borrowed money (or any renewals, replacements, or extensions that do not increase the aggregate commitments thereunder) except (i) in the ordinary and usual course of business consistent with past practice or (ii) in connection with any capital expenditure permitted by Section 4.1 or Section 4.2, as applicable, or (iii) any guarantee, endorsement, or other incurrence or assumption of liability (whether directly, contingently or otherwise) by the Representing Party for the obligations of any other person;

         (d) any creation or assumption by the Representing Party of any material Lien on any material asset of the Representing Party other than Permitted Liens;

         (e) any making of any loan, advance or capital contribution to or investment in any person by the Representing Party other than loans or advances to employees, contractors or consultants of the Representing Party made in the ordinary and usual course of business consistent with past practice;

         (f) (i) any contract or agreement entered into by the Representing Party on or prior to the date hereof relating to any material acquisition or disposition of any assets or business or (ii) any modification, amendment, assignment, termination or relinquishment by the Representing Party of any contract, license or other right (including, any insurance policy naming it as a beneficiary or a loss payable payee) that does or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Representing Party, other than those contemplated by this Agreement;

         (g) any (i) grant of any severance or termination pay to any director, officer, employee, consultant or contractor of the Representing Party; (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer, employee, consultant or contractor of the Representing Party; (iii) increase in benefits payable under any existing severance or termination pay policies or employment agreements; or (iv) increase in compensation, bonus or other benefits payable to directors, officers, employees, consultants or contractors of the Representing Party other than, in the case of clause (iv) only, increases prior to the date hereof in compensation, bonus or other benefits payable to employees, consultants or contractors of the Representing Party in the ordinary and usual course of business consistent with past practice or merit increases in salaries of employees, consultants or contractors at regularly scheduled times in customary amounts consistent with past practices;

         (h) any adoption, entering into, amendment, alteration or termination of (partially or completely) any Benefit Plan or Employee Arrangement except as contemplated by this Agreement or to the extent required by applicable Law;

         (i) any (i) making or revoking of any material election relating to Taxes (as hereinafter defined), (ii) settlement or compromise of any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or (iii) change to any material methods of reporting income or deductions for federal income tax purposes;

         (j) any capital expenditures in excess of $25,000 individually and in excess of $100,000 in the aggregate;

         (k) any lease, license or grant to any Person of any rights in any of the Representing Party's assets or properties;

         (l) any amendment of the certificate of incorporation or bylaws of the Representing Party;

         (m) any sufferance of any material damage, destruction or loss (whether or not covered by insurance) to any material assets of the Representing Party; or

         (n) any strike, slowdown or demand for recognition by a labor organization by or with respect to any of the employees of the Representing Party.

         Section 3.13 Tax Matters.

         (a) For purposes of this Agreement: (i) "Taxes" means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added, and (ii) "Tax Return" means any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

         (b) All federal, state, local and foreign Tax Returns required to be filed by or on behalf of the Representing Party, each affiliated, combined, consolidated or unitary group of which the Representing Party is a member (an "Affiliated Group") have been timely filed or requests for extensions have been timely filed and any such extension has been granted and has not expired, and all such filed Tax Returns are complete and accurate except to the extent any failure to file or any inaccuracies in filed Tax Returns would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Representing Party. All Taxes due and owing by the Representing Party or any Representing Party's Affiliated Group, including estimates and withheld Taxes, have been paid, or adequately reserved in accordance with GAAP, except to the extent any failure to pay or reserve for would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Representing Party. There is no audit or examination in process or pending and there has been no notification of any request for such audit or other examination and there is no deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by the Representing Party or any Representing Party's Affiliated Group which if determined adversely would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Representing Party. All assessments for Taxes due and owing by the Representing Party or any Representing Party's Affiliated Group with respect to completed and settled examinations or concluded litigation have been paid, except to the extent that any failures to pay would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the Representing Party.

         (c) The Representing Party has not (i) entered into a closing agreement or other similar agreement with a taxing authority relating to Taxes of the Representing Party or any Representing Party's Affiliated Group with respect to a taxable period for which the statute of limitations is still open, or (ii) with respect to U.S. federal income Taxes, granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any income Tax, in either case, that is still outstanding. There are no Liens relating to material Taxes upon the assets of the Representing Party or any Representing Party's Affiliated Group other than Liens relating to Taxes not yet due and Liens that would not, individually or in the aggregate, have a Material Adverse Effect on the Representing Party. Neither the Representing Party nor any Representing Party's Affiliated Group is a party to or is bound by any Tax sharing agreement, Tax indemnity obligation or similar agreement in respect of Taxes (other than with respect to agreements solely between or among members of the consolidated group of which the Representing Party is the common parent and agreements and obligations that would not, individually or in the aggregate, have a Material Adverse Effect on the Representing Party).

         (d) Neither the Representing Party nor any Representing Party's Affiliated Group has taken any action or knows of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

         (e) Neither the Representing Party nor any Affiliated Group has requested or received any private letter ruling from the Internal Revenue Service or comparable rulings from other taxing authorities.

         (f) Neither the Representing Party nor any member of any Affiliated Group has any employment, severance or termination agreements, other compensation arrangements, or Benefit Plans currently in effect which provide for the payment of any amount (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated by this Agreement that individually or collectively (either alone or upon the occurrence of any additional or subsequent event), could give rise to a payment which is nondeductible by reason of Section 280G of the Code.

         (g) Neither the Representing Party nor any member of any Affiliated Group has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(4) applied to any disposition of assets owned by the Representing Party or any Affiliated Group.

         (h) Neither the Representing Party nor any member of any Affiliated Group has been at any time a United States Real Property Holding Corporation within the meaning of Section 897(c)(2) of the Code.

         Section 3.14 Absence of Questionable Payments. Neither the Representing Party nor, to the Representing Party's knowledge, any director, officer, agent, employee, consultant, contractor or other person acting on behalf of the Representing Party, has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any other domestic or foreign Law. Neither the Representing Party nor, to the Representing Party's knowledge, any director, officer, agent, employee, consultant, contractor or other person acting on behalf of the Representing Party, has accepted or received any unlawful contributions, payments, gifts or expenditures.

         Section 3.15 Title and Related Matters. The Representing Party or one of its Subsidiaries has good and valid title to, or a valid leasehold or contractual interest in, all of the properties and assets reflected in the latest balance sheet included, in the case of the Company in the Financial Statements and, in the case of PCA, in the SEC Reports, or acquired after the date thereof (except for properties or assets sold or otherwise disposed of since the date thereof), free and clear of all Liens, statutory Liens securing payments not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings, and such imperfections or irregularities in title that do not materially and adversely affect the current use of the properties or assets subject thereto or affected thereby, affect the ability to convey title thereto or otherwise materially impair the business operations currently conducted at such properties. As of the date hereof,
Section 3.15 of the Representing Party's Disclosure Schedule contains a complete and correct list of all real property owned or leased by the Representing Party or any of its Subsidiaries, and a complete and correct list of each title insurance policy insuring title to any of such real properties.

         Section 3.16 Material Contracts.

         (a) Company Contracts.

              (i) Section 3.16 of the Company Disclosure sets forth a list of all agreements the Company would be required to file as material contracts under
Item 601 of Regulation S-K were the Company subject to the Exchange Act and the disclosure requirements of Regulation S-K (the "Company Material Contracts"). The Company has heretofore made available to PCA true, correct and complete copies of all Company Material Contracts. The Company is not a party to nor bound by any severance or other agreement with any employee, consultant or contractor pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

              (ii) Each of the Company Material Contracts constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, and is in full force and effect, except as may be limited by (A) bankruptcy laws and other similar laws affecting creditors' rights generally and
(B) general principles of equity. The Company is not in breach or default in any material respects of any provisions of any Company Material Contract and, to the Company's knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default by the Company or permit termination, modification or acceleration thereunder, and which with respect to each of the foregoing, could not be timely cured by the Company. The Company does not have any knowledge of any termination or material breach of anticipated termination or material breach by the other parties to any Company Material Contract or commitment to which it is a party or to which any of its assets are subject.

              (iii) No party to any such Company Material Contract has given notice to the Company of or made a claim against the Company in respect of any breach or default thereunder.

              (iv) No terms and conditions of any Company Material Contract or other arrangement or understanding between the Company and any other Person in effect on the date of this Agreement prevent, delay or materially restrict the Company's ability to deploy any material portion of its assets or resources as it deems appropriate, and after the Closing shall prevent, delay or materially restrict the Company's ability to deploy any material portion of its assets or resources as it deems appropriate.

         (b) PCA Contracts

              (i) The SEC Reports contain true and accurate copies of all of the agreements required to be filed as material contracts under Item 601 of Regulation S-K under the Securities Act (the "PCA Material Contracts"). PCA is not a party to nor bound by any severance or other agreement with any employee, consultant or contractor pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

              (ii) Each of the PCA Material Contracts constitutes the valid and legally binding obligation of PCA, enforceable in accordance with its terms, and is in full force and effect, except as may be limited by (A) bankruptcy laws and other similar laws affecting creditors' rights generally and (B) general principles of equity. PCA is not in breach or default in any material respects of any provisions of any PCA Material Contract and, to PCA's knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default by PCA or permit termination, modification or acceleration thereunder, and which with respect to each of the foregoing, could not be timely cured by PCA. PCA does not have any knowledge of any termination or material breach or anticipated termination or material breach by the other parties to any PCA Material Contract or commitment to which it is a party or to which any of its assets are subject.

              (iii) No party to any such PCA Material Contract has given notice to PCA of or made a claim against PCA in respect of any breach or default thereunder.

              (iv) No terms and conditions of any PCA Material Contract or other arrangement or understanding between PCA and any other Person in effect on the date of this Agreement prevent, delay or materially restrict PCA's ability to deploy any material portion of its assets or resources as it deems appropriate, and after the Closing shall prevent, delay or materially restrict PCA's ability to deploy any material portion of its assets or resources as it deems appropriate. Section 3.17 Insurance. Section 3.17 of the Representing Party's Disclosure Schedule sets forth a true and complete list and brief summary description (including information on the premiums payable in connection therewith and the scope and amount of the coverage provided thereunder) of directors and officers liability and general liability insurance policies maintained by the Representing Party. Such policies have been issued by insurers which, to the Representing Party's knowledge, are reputable and financially sound and provide coverage for the operations conducted by the Representing Party of a scope and coverage consistent with customary industry practice. All such policies are in full force and effect and no notice of cancellation has been given with respect to any such policy. All premiums due thereon have been paid in a timely manner. There are no pending claims or, to the knowledge of the Representing Party, threatened claims, under any of the Representing Party's insurance policies.

         Section 3.18 Subsidies. No grants, subsidies or similar arrangements exist directly or indirectly between or among the Representing Party, on the one hand, and any domestic or foreign Governmental Entity or any other person, on the other hand. The Representing Party has not requested, sought, applied for or entered into any grant, subsidy or similar arrangement directly or indirectly from or with any domestic or foreign Governmental Entity or any other person.

         Section 3.19 Intellectual Property.

         (a) For purposes of this Agreement, "Intellectual Property" means:

              (i) all issued patents, reissued or reexamined patents, revivals of patents, utility models, certificates of invention, registrations of patents and extensions thereof, regardless of country or formal name (collectively, "Issued Patents");

              (ii) all published or unpublished nonprovisional and provisional patent applications, reexamination proceedings, invention disclosures and records of invention (collectively "Patent Applications" and, with the Issued Patents, the "Patents");

              (iii) all copyrights, copyrightable works, semiconductor topography and mask work rights, including all rights of authorship, use, publication, reproduction, distribution, performance transformation, moral rights and rights of ownership of copyrightable works, semiconductor topography works and mask works, and all rights to register and obtain renewals and extensions of registrations, together with all other interests accruing by reason of international copyright, semiconductor topography and mask work conventions (collectively, "Copyrights");

              (iv) common law trademarks, registered trademarks, applications for registration of trademarks, common law service marks, registered service marks, applications for registration of service marks, trade names, registered trade names and applications for registrations of trade names and trade dress (collectively, "Trademarks");

              (v) all technology, ideas, inventions, designs, proprietary information, manufacturing and operating specifications, know-how, formulae, trade secrets, technical data, computer programs, hardware, software and processes related to the business of the Representing Party as such business is currently conducted and as its business is proposed to be conducted;

              (vi) all domain names registered by the Representing Party; and

              (vii) all other intangible intellectual property assets, properties and rights (whether or not appropriate steps have been taken to protect, under applicable law, such other intangible assets, properties or rights).

         (b) The Representing Party owns and has good and marketable title to, or possesses legally enforceable rights to use, all Intellectual Property used or currently proposed to be used in the business of the Representing Party as currently conducted or as proposed to be conducted by the Representing Party (the "Representing Party's Intellectual Property"), free and clear of all liens, claims or encumbrances. The Representing Party's Intellectual Property constitutes all of the Intellectual Property necessary to enable the Representing Party to conduct its business as such business is currently being conducted and as its business is proposed to be conducted. No current or former officer, director, stockholder, employee, consultant or independent contractor has asserted any right, claim or interest in or with respect to any Representing Party Intellectual Property and the Representing Party is not aware of a basis for any such claim. There is no unauthorized use, disclosure or misappropriation of any Representing Party Intellectual Property by any employee or, to the Representing Party's knowledge, former employee of the Representing Party or, to the Representing Party's knowledge, by any other third party. There are no royalties, fees or other payments payable by the Representing Party to any third person under any written or oral contract or understanding by reason of the ownership, use, sale or disposition of Representing Party Intellectual Property.

         (c) To the knowledge of the Representing Party, there is no unauthorized use, disclosure, infringement or misappropriation of any Representing Party Intellectual Property, including any license, sublicense and other agreements to which the Representing Party is a party and pursuant to which the Representing Party is authorized to use any Intellectual Property owned by any third party, excluding "off the shelf" or other software at a cost not exceeding $10,000 and widely available through regular commercial distribution channels on standard terms and conditions ("Third Party Intellectual Property") by any third party, including any employee or former employee of the Representing Party. Other than in respect of agreements with the Representing Party's officers and directors, the Representing Party has not entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in standard sales or agreements to end users arising in the ordinary course of business. There are no royalties, fees or other payments payable by the Representing Party to any Person by reason of the ownership, use, sale or disposition of Intellectual Property.

         (d) The Representing Party is not in breach of any license, sublicense or other agreement relating to the Representing Party Intellectual Property or Third Party Intellectual Property Rights. Neither the execution, delivery or performance of this Agreement or any ancillary agreement contemplated hereby nor the consummation of the Merger or any of the transactions contemplated by this Agreement will contravene, conflict with or result in an infringement on the Representing Party Intellectual Property, including any Third Party Intellectual Property.

         (e) All Patents, registered Trademarks, registered service marks and registered Copyrights held by the Representing Party are valid and subsisting. All maintenance and annual fees have been fully paid and all fees paid during prosecution and after issuance of any patent comprising or relating to such item have been paid in the correct entity status amounts. The Representing Party is not infringing, misappropriating or making unlawful use of, or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential infringement, misappropriation or unlawful use of any proprietary asset owned or used by any third party. There is no proceeding pending or, to the Representing Party's knowledge, threatened nor has any claim or demand been made, which challenges the legality, validity, enforceability or ownership of any item of the Representing Party Intellectual Property or Third Party Intellectual Property or alleges a claim of infringement of any Patents, Trademarks, service marks, Copyrights or violation of any trade secret or other proprietary right of any third party. The Representing Party has not brought a proceeding alleging infringement of the Representing Party Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party.

         (f) All current and former officers and employees of the Representing Party have executed and delivered to the Representing Party an agreement (containing no exceptions or exclusions from the scope of its coverage) regarding the protection of proprietary information and the assignment to the Representing Party of any Intellectual Property arising from services performed for the Representing Party by such persons. All current and former consultants and independent contractors to the Representing Party involved in the development, modification, marketing and servicing of the Representing Party's products, and/or the Representing Party Intellectual Property have executed and delivered to the Representing Party an agreement (containing no exceptions or exclusions from the scope of its coverage) regarding the protection of proprietary information and the assignment to the Representing Party of any Intellectual Property arising from services performed for the Representing Party by such persons. To the Representing Party's knowledge, no employee or independent contractor of the Representing Party is in violation of any term of any patent disclosure agreement or employment contract or any other contract or agreement relating to the relationship of any such employee or independent contractor with the Representing Party.

         (g) The Representing Party has taken all commercially reasonable and customary measures and precautions necessary to protect and maintain the confidentiality of all the Representing Party Intellectual Property (except such Representing Party Intellectual Property whose value would be unimpaired by public disclosure) and otherwise to maintain and protect the full value of all Intellectual Property it owns or uses. All Intellectual Property not otherwise protected by Patents or Copyrights ("Confidential Information") owned by the Representing Party used by or disclosed to a third party has been pursuant to the terms of a written agreement between the Representing Party and such third party.

         (h) No product liability claims have been communicated in writing to or, to the Representing Party's knowledge, threatened against the Representing Party.

         (i) The Representing Party is not subject to any proceeding or outstanding decree, order, judgment, or stipulation restricting in any manner the use, transfer, or licensing thereof by the Representing Party, or which may affect the validity, use or enforceability of such Representing Party Intellectual Property. The Representing Party is not subject to any agreement which restricts in any material respect the use, transfer, or licensing by the Representing Party of the Representing Party Intellectual Property or Representing Party Products.

         Section 3.20 Minute Books; Stock Record Books. True and correct copies of the Representing Party's minute books and, in the case of the Company, stock record books have been made available to the other. The minute books of the Representing Party contain true and complete originals or copies of all minutes of meetings of and actions by the stockholders, Board of Directors and all committees of the Board of Directors of the Representing Party, and accurately reflect in all material respects all corporate actions of the Representing Party which are required by law to be passed upon by the Board of Directors or stockholders of the Representing Party. The stock record books accurately reflect all transactions in shares of the Company's capital stock.

         Section 3.21 Contribution of Assets, Assumption of Liabilities and Distribution of Cool Classics, Inc. Common Stock. The contribution of all of the tangible assets and intellectual property rights of PCA to Cool Classics, Inc., a Nevada corporation ("New PCA"), New PCA's assumption of substantially all the liabilities of PCA except for up to $100,000 of liabilities of any kind whatsoever (the "PCA Liabilities") and the distribution of the Common Stock of Cool Classics, Inc. to certain PCA creditors in lieu of foreclosure (the "Distribution") will be completed on or before the Effective Time (the "Distribution Effective Time"). Such contribution shall not include, among other items, all claims for refund of Taxes and other governmental charges of whatever nature relating to the business of for periods prior to the Closing Date. The amount of liabilities of any kind whatsoever remaining in PCA after the Distribution Effective Time will not exceed the PCA Liabilities. The Distribution will be effected in compliance with all applicable laws, including without limitation the applicable provisions of the Delaware General Corporation Law and any other applicable state laws. The consummation of the Distribution will not require any consent, release, waiver or approval that would adversely affect PCA. The consummation of the Distribution will not give rise to or trigger the application of any right of any third party that has not been waived by such party in a writing signed by it. The consummation of the Distribution will not conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, (a) any provision of the Certificate of Incorporation or Bylaws of the PCA, (b) any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, "PCA Material Contract" (as defined in Section 3.16) or other instrument or obligation (whether oral or in writing) to which PCA is or was a party or by which the PCA is or was bound, or (c) any federal, state, local or foreign statute, Law, concession, grant, franchise, Permit or other governmental authorization or approval applicable to PCA or any of its Subsidiaries.

         Section 3.22 Bank Accounts; Powers of Attorney. Section 3.22 of the Representing Party's Disclosure Schedule hereto sets forth a complete and correct list showing: (a) all banks in which the Representing Party maintains a bank account or safe deposit box (collectively, "Bank Accounts"), together with, as to each such Bank Account, the account number, the names of all signatories thereof and the authorized powers of each such signatory and, with respect to each such safe deposit box, the number thereof and the names of all persons having access thereto; and (b) the names of all persons holding powers of attorney from the Representing Party, true and correct copies thereof which have been delivered to the other.

         Section 3.23 Disclosure. The representations and warranties by the Representing Party in this Agreement and the statements contained in the schedules, certificates and other writings furnished and to be furnished by the Representing Party to the other party pursuant to this Agreement, when considered as a whole and giving effect to any supplements or amendments thereof prior to the time of signing on the date hereof, do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact necessary to make the statements herein, in light of the circumstances under which they were or shall be made, not misleading, it being understood that as used in this Section 3.23 "material" means material to the Representing Party and its Subsidiaries, taken as a whole. The Representing Party has provided to the other copies of all contracts and agreements that can be reasonably construed as material to the business of the Representing Party.

         Section 3.24 Brokers or Finders.

         (a) The Company represents, as to itself, its Subsidiaries and its affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement; and the Company agrees to indemnify and hold PCA harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have made by such party or its affiliates.

         (b) PCA represents, as to itself, its Subsidiaries and its affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement; and PCA agrees to indemnify and hold the Company harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or its affiliates.

                                   ARTICLE IV
                    COVENANTS RELATED TO CONDUCT OF BUSINESS

         Section 4.1 Conduct of Business of the Company. Except as contemplated by this Agreement, during the period from the date hereof to the Effective Time, the Company will conduct its operations in the ordinary and usual course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, use commercially reasonable efforts to preserve intact its current business organizations, keep available the service of its current officers and employees, preserve its relationships with customers, suppliers and others having business dealings with it and preserve the goodwill of the Company through the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or in Schedule 4.1, prior to the Effective Time, the Company will not, without the prior written consent of PCA:

         (a) amend its certificate of incorporation or bylaws (or other similar organizational or governing instruments), as each such document is in effect on the date hereof;

         (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents (including, any stock options or stock appreciation rights), except for: (i) the issuance or sale of Shares pursuant to outstanding Company Stock Options; (ii) the issuance of Company Stock Options to purchase up to an aggregate of 150,000 shares of Company Common Stock to employees, consultants or directors pursuant to the Company's Stock Option Plans and consistent with past practices; and (iii) the authorization for issuance(s) after the Closing of the Merger of (x) up to 5,000,000 shares of PCA Common Stock and (y) a warrant exercisable for up to an additional 1,000,000 shares of PCA Common Stock to certain prospective financial investors (the "Investors")

         (c) (i) split, combine or reclassify any shares of its capital stock;
(ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock; (iii) make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such; or (iv) redeem, repurchase or otherwise acquire, directly or indirectly, any of its securities;

         (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company (other than the Merger);

         (e) (i) incur or assume any long-term or short-term debt or issue any debt securities; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than customary loans or advances to employees, consultants or contractors in the ordinary and usual course of business consistent with past practice and in amounts not material to the maker of such loan or advance); (iv) pledge or otherwise encumber shares of capital stock of the Company; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any Lien thereupon, other than as disclosed in the schedules hereto and Permitted Liens;

         (f) (i) except as may be required by Law or as contemplated by this Agreement, enter into, adopt or amend or terminate (partially or completely) any Benefit Plan, Employee Arrangement (including, the repricing of any stock options or the acceleration or vesting of any stock options), stock appreciation right, restricted stock, performance unit, stock equivalent or stock purchase agreement for the benefit or welfare of any director, officer, employee, consultant or contractor in any manner, (ii) except as required under existing agreements, increase in any manner the compensation or fringe benefits of any director, officer, employee, consultant or contractor or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, the granting of stock appreciation rights or performance units) or grant any completion bonuses or change of control payments in respect of the Merger or that will be affected thereby; or (iii) hire, promote or change the classification or status in respect of any employee or individual; provided, however, that PCA shall not unreasonably withhold or delay any consent sought to hire, promote or change the classification or status of any employee or individual.

         (g) acquire, sell, lease or dispose of any assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to the Company, enter into any commitment or transaction outside the ordinary and usual course of business consistent with past practice or grant any exclusive distribution rights, except for any rights that may be sold or granted in connection with the proposed transactions with the Investors;

         (h) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein;

         (i) settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby;

         (j) take any action (including, any action otherwise permitted by this Section 4.2) that would prevent or impede the Merger from qualifying as a "reorganization" under Section 368(a) of the Code;

         (k) fail to comply in any material respect with any Law applicable to the Company or its assets which would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company;

         (l) dispose of or permit to lapse any rights to the use of any patent, trademark, trade name, copyright or other intangible asset that is material to the Company, or dispose of or disclose to any Person any trade secret, formula, process or know-how not theretofore a matter of public knowledge unless, in respect of disclosure, such Person has executed a confidentiality agreement in form acceptable to the Company;

         (m) sell or dispose of any Company Intellectual Property;

         (n) change any of the banking or safe deposit arrangements described in
Section 3.23 hereto, except in the ordinary course of business;

         (o) fail to maintain its books, accounts and records in the usual, regular and ordinary manner on a basis consistent with prior years; or

         (p) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Section 4.1(a) through Section 4.1(o) or any action which would make any of the representations or warranties of the Company contained in this Agreement untrue, incomplete or incorrect.

         Section 4.2 Conduct of Business of PCA. Except as contemplated by this Agreement, during the period from the date hereof to the Effective Time, PCA will conduct its operations in the ordinary and usual course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, use commercially reasonable efforts to preserve intact its current business organizations, keep available the service of its current officers and employees, preserve its relationships with customers, suppliers and others having business dealings with it and preserve the goodwill of PCA through the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or in Schedule 4.2, prior to the Effective Time, PCA will not, without the prior written consent of Company:

         (a) amend its certificate of incorporation or bylaws (or other similar organizational or governing instruments), as each such document is in effect on the date hereof;

         (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents (including, any stock options or stock appreciation rights), except for the issuance or sale of PCA Common Stock pursuant to outstanding PCA Stock Options, and except for the issuance of PCA Stock Options to purchase up to an aggregate of no shares of PCA Common Stock to employees, consultants and directors pursuant to PCA's Stock Option Plans and consistent with past practices;

         (c) (i) split, combine or reclassify any shares of its capital stock;
(ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock; (iii) make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such; or (iv) redeem, repurchase or otherwise acquire, directly or indirectly, any of its securities;

         (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of PCA (other than the Merger);

         (e) (i) incur or assume any long-term or short-term debt or issue any debt securities; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than customary loans or advances to employees, consultants or contractors in the ordinary and usual course of business consistent with past practice and in amounts not material to the maker of such loan or advance); (iv) pledge or otherwise encumber shares of capital stock of PCA; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any Lien thereupon, other than as disclosed in the schedules hereto and Permitted Liens;

         (f) (i) except as may be required by Law or as contemplated by this Agreement, enter into, adopt or amend or terminate (partially or completely) any Benefit Plan, Employee Arrangement (including, the repricing of any stock options or the acceleration or vesting of any stock options), stock appreciation right, restricted stock, performance unit, stock equivalent or stock purchase agreement for the benefit or welfare of any director, officer, employee, consultant or contractor in any manner, (ii) except as required under existing agreements, increase in any manner the compensation or fringe benefits of any director, officer, employee, consultant or contractor or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, the granting of stock appreciation rights or performance units) or grant any completion bonuses or change of control payments in respect of the Merger or that will be affected thereby; or (iii) hire, promote or change the classification or status in respect of any employee or individual; provided, however, that the Company shall not unreasonably withhold or delay any consent sought to hire, promote or change the classification or status of any employee or individual.

         (g) acquire, sell, lease or dispose of any assets outside the ordinary and usual course of business consistent with past practice or any assets which in the aggregate are material to PCA, enter into any commitment or transaction outside the ordinary and usual course of business consistent with past practice or grant any exclusive distribution rights;

         (h) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein;

         (i) settle or compromise any pending or threatened suit, action or claim relating to the transactions contemplated hereby;

         (j) take any action (including, any action otherwise permitted by this Section 4.2) that would prevent or impede the Merger from qualifying as a "reorganization" under Section 368(a) of the Code;

         (k) fail to comply in any material respect with any Law applicable to PCA or its assets which would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on PCA;

         (l) dispose of or permit to lapse any rights to the use of any patent, trademark, trade name, copyright or other intangible asset that is material to PCA, or dispose of or disclose to any Person any trade secret, formula, process or know-how not theretofore a matter of public knowledge unless, in respect of such disclosure, such Person has executed a confidentiality agreement in form acceptable to PCA;

         (m) sell or dispose of any PCA Intellectual Property;

         (n) change any of the banking or safe deposit arrangements described in
Section 3.23 hereto, except in the ordinary course of business;

         (o) fail to maintain its books, accounts and records in the usual, regular and ordinary manner on a basis consistent with prior years; or

         (p) take, propose to take, or agree in writing or otherwise to take, any of the actions described in Section 4.2(a) through Section 4.2(o) or any action which would make any of the representations or warranties of PCA contained in this Agreement untrue, incomplete or incorrect.

         Section 4.3 Access to Information.

         (a) Between the date hereof and the Effective Time, the Company and PCA will each give the authorized representatives (including, counsel, financial advisors and auditors) of the other reasonable access to all its employees, consultants, contractors, plants, offices, warehouses and other facilities and to all its books and records, will permit the other to make such inspections and investigations as each may require. Each of the Company and PCA will cause its officers to furnish the other with such financial and operating data and other information in respect of its business, properties and personnel as each may from time to time reasonably request, provided that no investigation pursuant to this Section 4.3(a) shall affect or be deemed to modify any of the representations or warranties made by each of the Company and PCA.

         (b) Each of PCA and the Company will hold and will cause its authorized representatives to hold in confidence all documents and information concerning the other furnished in connection with the transactions contemplated by this Agreement.

         Section 4.4 Continuation of Insurance Coverage. From the date hereof to the Closing, each of the Company and PCA shall keep in full force and effect insurance coverage for its assets and operations comparable in amount and scope to the coverage now maintained covering its assets and operations.

                                   ARTICLE V
                              ADDITIONAL AGREEMENTS

         Section 5.1 PCA Written Consent. PCA shall take all action necessary under all applicable Laws to obtain approval for the actions contemplated by this agreement through action by written consent of its stockholders.

         Section 5.2 Company Written Consent. The Company shall take all action necessary under all applicable Laws to obtain approval for the actions contemplated by this agreement through action by written consent of its stockholders.

         Section 5.3 Commercially Reasonable Efforts.

         (a) Subject to the terms and conditions of this Agreement, each party will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement. Neither the Company nor PCA will take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the business of the companies, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement.

         (b) In furtherance and not in limitation of the covenants of the parties contained in Section 5.1, each of PCA and the Company shall use commercially reasonable efforts to resolve such objections, if any, as may be asserted by a Governmental Entity or other person in respect of the transactions contemplated hereby, including, without limitation, under any antitrust or other Law, or by any Dissenting Stockholder in respect of Dissenting Shares. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement, each of PCA and the Company shall cooperate in all respects with each other and use its respective commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction, or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 5.3(b) shall (i) limit a party's right to terminate this Agreement pursuant to Section 7.2 so long as such party has up to then complied in all material respects with its obligations under this Section 5.3(b), or (ii) require PCA to dispose or hold separate any part of its or the Company's business or operations (or a combination of PCA's and the Company's business or operations), or comply with any other material restriction affecting its business or operations.

         (c) The Company and PCA agree that in connection with any litigation which may be brought against the Company or its directors or PCA or its directors relating to the transactions contemplated hereby, the party subject to such litigation will keep the other, and any counsel which the other may retain at its own expense, informed of the course of such litigation, to the extent the other is not also a party thereto. The parties agree that they will consult with each other prior to entering into any settlement or compromise of any such litigation, and that no such settlement or compromise will be entered into by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.

         Section 5.4 Public Announcements. Each of PCA and the Company will consult with one another before issuing any press release or otherwise making any public statements in respect of the transactions contemplated by this Agreement, including, the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, as determined by PCA or the Company, as the case may be, a copy of which shall be sent simultaneously to the other party upon such release.

         Section 5.5 Employee Matters.

         (a) PCA will cause the Surviving Corporation to honor the obligations of the Company under the provisions of all Benefit Plans and Employee Arrangements set forth in the Company's Disclosure Schedule, subject to PCA's right to amend or terminate any such Benefit Plan or Employee Arrangement in accordance with its terms. After the Effective Time, the employees of the Company will be eligible to participate in the Company's Benefit Plans or, if so determined by PCA, PCA's applicable Benefit Plans, as such plans may be in effect from time to time, and, at PCA's sole discretion, will become employees of PCA. With respect to each such employee of the Company, service with the Company may be counted for purposes of determining periods of eligibility to participate or to vest in benefits under any applicable Benefit Plan of PCA. At PCA's sole discretion, administrative functions, including but not limited to payroll processing, may be transferred to processors of PCA's choosing.

         (b) At the Closing, PCA may cause the Surviving Corporation to deposit with an escrow agent reasonably acceptable to all parties hereto and pursuant to the terms of a mutually acceptable escrow agreement, an amount sufficient to pay any amount due pursuant to retention agreements disclosed in the PCA Disclosure Schedule.

         Section 5.6 Affiliate Agreements. Section 5.6 of the Company Disclosure Schedule sets forth a list of all persons who are, and all persons who to the Company's knowledge will be at the Closing Date, "affiliates" of the Company for purposes of Rule 145 under the Securities Act. The Company will cause such list to be updated promptly through the Closing Date. No later than 15 days after the date of this Agreement (but in any event prior to the Effective Time), the Company shall cause its "affiliates" to deliver to PCA an Affiliate Agreement in substantially the form attached hereto as Exhibit C.

         Section 5.7 Lock-up Agreements. Section 5.7 of the PCA Disclosure Schedule sets forth a list of certain of PCA's officers, directors and stockholders who hold a substantial number of shares of PCA Common Stock. Prior to the Effective Time, PCA shall cause all such individuals or entities to deliver to PCA a Lock-up Agreement.

         Section 5.8 Antitakeover Statutes. If any antitakeover statute is or may become applicable to the Merger, each of PCA and the Company shall take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any antitakeover statute on the Merger.

         Section 5.9 Third Party Consents.

         (a) Each of PCA and the Company shall use its commercially reasonable efforts to obtain at the earliest practicable date all consents of third parties (including, but not limited to, such as are listed on Section 3.3 of the Company Disclosure Schedule or PCA Disclosure Schedule, as applicable) and Governmental Entities necessary to the consummation of the transactions contemplated hereby (the "Third Party Consents") and will provide to the other parties hereto copies of each such Third Party Consent promptly after it is obtained. Each of PCA and the Company agrees to cooperate fully with the other parties hereto in connection with the obtaining of the Third Party Consents; provided, however, that no party shall be required to pay any additional sums to secure such Third Party Consents of the other parties hereto.

         (b) In furtherance and not in limitation of the covenants of the parties contained in Section 5.10(a), if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement, each of PCA and the Company shall cooperate in all respects with each other and use its respective commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgement, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

         (c) If any objections are asserted with respect to the transactions contemplated hereby or if any suit is instituted by any Governmental Entity or any private party challenging any of the transactions contemplated hereby as violative of any regulatory Law, each of PCA and the Company shall use its commercially reasonable efforts to resolve any such objections or challenge as such Governmental Entity or private party may have to such transactions under such regulatory Law so as to permit consummation of the transactions contemplated by this Agreement.


                                   ARTICLE VI
                    CONDITIONS TO CONSUMMATION OF THE MERGER

         Section 6.1 Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the party being benefited thereby, to the extent permitted by applicable Law:

         (a) This Agreement shall have been approved and adopted by the Company's stockholders and by PCA's stockholders.

         (b) The Company and PCA shall have timely obtained from each Governmental Entity all approvals, waivers and consents, if any, necessary for consummation of or in connection with the transactions contemplated hereby, including such approvals, waivers and consents as may be required under the Securities Act and under blue sky laws, if any, except for such authorizations, consents or approvals, the failure of which to have been made or obtained does not and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (c) There shall not be in effect any Law of any Governmental Entity of competent jurisdiction restraining, enjoining or otherwise preventing consummation of the transactions contemplated by this Agreement and no Governmental Entity shall have instituted any proceeding which continues to be pending seeking any such Law.

         Section 6.2 Conditions to the Obligations of PCA. The obligations of PCA to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions, any or all of which may be waived in whole or part by PCA to the extent permitted by applicable Law:

         (a) The representations and warranties of the Company contained herein shall be true (for the purposes of this Section 6.2(a), without regard to any materiality or Material Adverse Effect qualifier contained therein), except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect on the Company, in each case on and as of the Closing (except for representations and warranties made as of a specified date, which shall speak only as of the specified date);

         (b) The Company shall have performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing; or

         (c) The Company shall have delivered to PCA a certificate, dated the date of the Closing, signed by the President of the Company (but without personal liability thereto), certifying as to the fulfillment of the conditions specified in Section 6.2(a) and Section 6.2(b).

         (d) The Company shall wire Two Hundred Forty Thousand Dollars ($240,000) to an account designated by Gerald A. Adler, Esq. of Bondy & Schloss LLP to discharge agreed-upon liabilities at a time no later than forty-eight
(48) hours subsequent to full and complete compliance by the respective parties with all conditions listed in this Article VI, including compliance with those conditions listed in Section 3.3(b).

         Section 6.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the Company to the extent permitted by applicable Law:

         (a) The representations and warranties of PCA contained herein shall be true (for the purposes of this Section 6.3(a), without regard to any materiality or Material Adverse Effect qualifier contained therein), except where the failure to be true, individually or in the aggregate, has not had or is not reasonably expected to have a Material Adverse Effect on PCA, in each case on and as of the Closing Date (except for representations and warranties made as of a specified date, which shall speak only as of the specified date).

         (b) PCA shall have performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.

         (c) PCA shall have delivered to the Company a certificate, dated the date of the Closing, signed by an executive officer of PCA (but without personal liability thereto), certifying as to the fulfillment of the conditions specified in Section 6.3(a) and Section 6.3(b).

         (d) The Company shall have completed to its satisfaction, as determined by the Company in its sole discretion, a due diligence examination of PCA and its assets and business.

         (e) Prior to the Closing, there shall not have occurred any Material Adverse Effect on PCA.

                                  ARTICLE VII
                         TERMINATION; AMENDMENT; WAIVER

         Section 7.1 Termination by Mutual Agreement. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Company Stockholder Approval and PCA Stockholder Approval referred to in Section 6.1(a), by mutual written consent of the Company and PCA by action of their respective boards of directors.

         Section 7.2 Termination by either PCA or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of either PCA or the Company if:

         (a) the Merger shall not have been consummated by June 30, 2002, whether such date is before or after the date of approval of the Merger by the Company Stockholder Approval and PCA Stockholder Approval (the "Termination Date"); provided, however, that if any condition of Closing set forth in Section
6.1 that remains reasonably capable of satisfaction has not been fulfilled or waived prior to June 30, 2002, the Termination Date shall be automatically extended to July 31, 2002;

         (b) after the Company convenes and holds the Company Stockholders' Meeting and certifies the vote with respect to the Merger, the Company Stockholder Approval shall not have been obtained;

         (c) the PCA Stockholder Approval shall not have been obtained;

         (d) Joe Cool Collectibles, Inc. has not entered into a Lock-up
Agreement;

         (e) Stockholders of the Company possessing the authority to vote, in the aggregate, greater than 10% of each class of the Company's capital stock, determined on an as-converted to Common Stock basis, elect to become Dissenting Stockholders; or

         (f) any Law permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of the Merger by the Company Stockholder Approval and PCA Stockholder Approval); provided, however, that the right to terminate this Agreement pursuant to this Section 7.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

         Section 7.3 Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Company Stockholder Approval and PCA Stockholder Approval referred to in Section 6.1(a), by action of the Company board of directors, if:

         (a) (i) any of PCA's representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 6.3 would not be satisfied, or (ii) if (A) any of PCA's representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.3 would not be satisfied and (B) such inaccuracy has not been cured by PCA within ten business days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, or (iii) PCA's representation and warranties with respect to its capitalization are inaccurate such that there are shares or rights to obtain shares outstanding in addition to those initially disclosed, or (iv) any of PCA's covenants contained in this Agreement shall have been breached, such that the condition set forth in Section 6.3 would not be satisfied;

         (b) the board of directors of PCA shall have withdrawn its recommendation of this Agreement or modified the recommendation in a manner adverse to the Company or shall have resolved to do the foregoing;

         (c) the Company's due diligence examination of PCA and its assets and business reveals information that varies materially or adversely from the understandings upon which the Company agreed to proceed with the transactions contemplated by this Agreement, as determined by the Company in its reasonable discretion;

         (d) since the date of this Agreement, PCA shall have suffered any Material Adverse Effect.

         Section 7.4 Termination by PCA. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by the Company Stockholder Approval and PCA Stockholder Approval referred to in Section 6.1(a), by action of the Board of Directors of PCA, if:

         (a) (i) any of the Company's representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 6.2 would not be satisfied, or (ii) if (A) any of the Company's representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 6.2 would not be satisfied and (B) such inaccuracy has not been cured by the Company within ten business days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, or (iii) any of the Company's covenants contained in this Agreement shall have been breached, such that the condition set forth in Section
6.2 would not be satisfied;

         (b) the board of directors of the Company shall have withdrawn its recommendation of this Agreement or modified the recommendation in a manner adverse to PCA or shall have resolved to do the foregoing; or

         (c) if, since the date of this Agreement, there shall have occurred any Material Adverse Effect on the Company.

         Section 7.5 Effect of Termination and Abandonment. Subject to the terms of Section 7.6, in the event of termination of this Agreement and the abandonment of the Merger pursuant to this ARTICLE VII, this Agreement (other than this Section 7.5, Section 4.3(b) and Section8.2(a)) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, consultants, contractors, agents, legal and financial advisors, or other representatives); provided, however, that except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement.

         Section 7.6 Termination Fee. If this Agreement is terminated by the Company for the reasons described in Sections 7.3(b) and (c), PCA shall pay to the Company upon such termination a termination fee of Seventy-Five Thousand Dollars ($75,000) in cash in immediately available funds (the "PCA Termination Fee").

         Section 7.7 Amendment. This Agreement may be amended by action taken by the Company and PCA at any time before or after approval of the Merger by the Company Stockholder Approval but, after any such approvals, no amendment shall be made which changes the amount or form of the Merger Consideration. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

         Section 7.8 Extension; Waiver. At any time prior to the Effective Time, each party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         Section 8.1 No Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.

         Section 8.2 Entire Agreement; Assignment.

         (a) This Agreement constitutes the entire agreement between the parties hereto in respect of the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties in respect of the subject matter hereof, other than the binding provisions of the Memorandum of Understanding between the parties dated as of December 21, 2001, and any amendments thereto (which shall remain in effect).

         (b) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of Law (including, by merger or consolidation) or otherwise. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

         Section 8.3 Notices. All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) five business days following sending by registered or certified mail, postage prepaid, (b) when sent if sent by facsimile; provided, however, that the facsimile is promptly confirmed by telephone confirmation thereof by the intended recipient, (c) when delivered, if delivered personally to the intended recipient, and (d) one business day following sending by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:



             if to PCA, to:               Premier Classic Art, Inc.
                                          1158 Staffler Road
                                          Bridgewater, New Jersey  08807
                                          Attention:  Chief Executive Officer
                                          Fax:

             with copies to:              Bondy & Schloss LLP
                                          6 East 43rd Street
                                          New York, NY 10017
                                          Attention:  Gerald A. Adler, Esq.
                                          Facsimile:  (212) 972-1677

             if to the Company, to:       Parentech, Inc.
                                          777 South Highway 101, Suite 215
                                          Solana Beach, CA  92075
                                          Attention:  Chief Executive Officer
                                          Facsimile:  (858) 847-9090

             with a copy to:              Gray Cary Ware & Freidenrich LLP
                                          4365 Executive Drive, Suite 1600
                                          San Diego, California  92121
                                          Attention:  Doug Rein, Esq.
                                          Facsimile:  (858) 677-1477


or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

         Section 8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the choice of Law principles thereof.

         Section 8.5 Expenses. The Company shall be solely responsible for the legal, accounting and other fees and expenses incurred by the Company in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby. PCA shall be solely responsible for the legal, accounting and other fees and expenses incurred by PCA in connection with execution of this Agreement and the consummation of the transactions contemplated hereby. Any and all Transfer Taxes shall be timely paid by the Company.

         Section 8.6 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         Section 8.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         Section 8.8 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         Section 8.9 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at Law or in equity.

         Section 8.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         Section 8.11 Further Assurances. Each party to this Agreement agrees
(a) to furnish upon request to the other party such further information, (b) to execute and deliver to the other party such other documents and (c) to do such other acts and things as the other party reasonably requests for the purpose of carrying out the intent of this Agreement and the documents and instruments referred to herein.

         Section 8.12 Interpretation.

         (a) The words "hereof," "herein," "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit, and schedule references are to the articles, sections, paragraphs, exhibits, and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument, or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

         (b) The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to April 24, 2002.

         (c) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

         Section 8.13 Definitions. As used herein,

         (a) "Affiliate" has the meaning given to it in Rule 12b-2 of Regulation 12B under the Exchange Act.

         (b) "Beneficial ownership" or "beneficially own" has the meaning provided in Section 13(d) of the Exchange Act and the rules and regulations thereunder.

         (c) "Know" or "knowledge" means, (i) in respect of PCA, the knowledge of PCA's executive officers and (ii) in respect of the Company, the knowledge of the Company's executive officers.

         (d) "Lien" means, in respect of any asset (including, any security) any mortgage, lien, pledge, charge, security interest, or encumbrance of any kind in respect of such asset.

         (e) "Permitted Lien" means a statutory Lien not yet delinquent; a purchase money Lien arising in the ordinary course of business consistent with past practices; a Lien reflected in the financial statements of the applicable party; or a Lien which does not materially detract from the value or impair the use of the asset or property in question.

         (f) "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

         (g) "Subsidiary" means, in respect of any party, any corporation, partnership or other entity or organization, whether incorporated or unincorporated, of which (i) such other party or any other subsidiary of such party is a general partner (excluding such partnerships where such party or any subsidiary of such party does not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions in respect of such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

         (h) "Transfer Taxes" means any and all state, local, foreign or provincial sales, use, real property, stock transfer or similar taxes (including any interest or penalties with respect thereto, but not including any shareholder level taxes based upon net income) attributable to the transactions contemplated herein.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first above written.



                                       PARENTECH, INC.



                                       By:    /s/ Charles F. Trapp
                                          --------------------------------------
                                          Name:   Charles F. Trapp
                                          Title:  President



                                       PREMIER CLASSIC ART, INC.



                                       By:   /s/ Scott Landow
                                          --------------------------------------
                                          Name:  Scott Landow
                                          Title: Chief Executive Officer

                                    EXHIBIT A

                                LOCK-UP AGREEMENT

Agreement made this ____ day of April 2002 by and between the undersigned shareholder (the "Shareholder") and Premier Classic Art, Inc. (the "Company") with reference to the number of shares of common stock of the Company set forth below (the "Stock").

The Shareholder hereby agrees, for the benefit of the Company and in furtherance of the planned merger between the Company and Parentech, Inc. (the "Merger"), and in exchange for one dollar ($1.00) and other good and valuable consideration, receipt of which Shareholder hereby acknowledges, that for a period commencing April 24, 2002 and continuing for a period of six months following the effective date of the Merger, but in no case to continue past November 15, 2002, the Shareholder will not directly or indirectly sell, assign, convey or otherwise transfer any of the Stock. Thereafter, Shareholder may transfer not more than 20.00% of the Stock in any calendar month (such limit to be pro-rated for the partial initial month and partial ending month, if applicable). The Shareholder may transfer any portion of their Stock to a trust owned and controlled by the same party (the "Shareholder Trust") at any time, with the lock-up agreement staying in full force and effect. Under no circumstances may the Shareholder or Shareholder Trust sell more than 20.00% of the aggregate Stock held by both of them in any month. All restrictions on transfer of the Stock hereunder shall terminate upon the 12th month anniversary of the effective date of the Merger or May 15, 2003, whichever should occur earlier.

The Shareholder acknowledges that the Company shall, and agrees that the Company may, cause Colonial Stock Transfer, Inc., its transfer agent, (or a replacement to be named by the Company after the completion of the Merger), to place appropriate stock transfer restrictions on the Shareholder's shares reflecting the terms of this Agreement.

This Agreement shall terminate immediately in the event that (a) the Company publicly announces that it has broken off negotiations with Parentech, Inc. and will not pursue the proposed Merger; or (b) the Merger does not occur on or before May 15, 2002, provided, however, that if Premier and Parentech are continuing to work diligently toward the completion of the Merger, this agreement may be extended for a reasonable period at the request of Parentech. Parentech is expressly acknowledged to be a third party beneficiary of this agreement with rights to enforce all of its provisions against either party or both parties.

IN WITNESS WHEREOF, the undersigned have set their hand on the day and year first above written.


Shares of the Company's Common
Stock subject to this agreement:

                  shares, certificate no(s).:
----------------


PREMIER CLASSIC ART, INC.                   SHAREHOLDER



By:
     -------------------------------        ------------------------------------
Name:                                       Name:
Its:

                                    EXHIBIT B

                              CERTIFICATE OF MERGER

                                     MERGING

                                 PARENTECH, INC.

                                      INTO

                            PREMIER CLASSIC ART, INC.

                    -----------------------------------------

                         Pursuant to Section 251 of the
                       General Corporation Law of Delaware

                    -----------------------------------------


         The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

                  Name                                 State of Incorporation
                  ----                                 ----------------------
                  Parentech, Inc.                             Delaware
                  Premier Classic Art, Inc.                   Delaware


         SECOND: That an Agreement and Plan of Merger and Reorganization between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

         THIRD: That Premier Classic Art, Inc., a Delaware corporation, shall be the surviving corporation of the merger which will continue its existence as said surviving corporation under the name "Parentech, Inc." upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

         FOURTH: Pursuant to the Agreement and Plan of Merger and Reorganization, the Certificate of Incorporation of the surviving corporation is amended to read as set forth in its entirety in Exhibit A hereto.

         FIFTH: That the executed agreement and plan of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 111 Deerwood Road, Suite 100, San Ramon, CA 94583.

         SIXTH: That a copy of the agreement and plan of merger will be furnished by the surviving corporation, on request and without cost to any stockholder of any constituent corporation.

         SEVENTH: That this Certificate of Merger shall be effective upon filing.


Dated as of: July __, 2002

                                        Premier Classic Art, Inc.
                                        a Delaware corporation



                                        By:
                                           -------------------------------------
                                                    President

                                   EXHIBIT A

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            PREMIER CLASSIC ART, INC.

                            (a Delaware corporation)


         Premier Classic Art, Inc., a Delaware corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the "Corporation"), does hereby certify that:

                  1. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 4, 1991, and the name under which the Corporation was originally incorporated is Huggie Heart, Inc.

                  2. This Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors (the "Board") of the Corporation in accordance with Sections 141, 242 and 245 of the General Corporation Law of the State of Delaware and has been duly approved by the stockholders of the Corporation entitled to vote in respect thereof by adoption of a written consent in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

                  3. The Certificate of Incorporation is hereby amended to effect, among other things, the following amendments authorized by the General Corporation Law of the State of Delaware:

                  a.       change the Corporation's name to Parentech, Inc.;

                  b. increase the amount of the Corporation's authorized common stock from 50,000,000 to 75,000,000 shares;

                  c. increase the amount of the Corporation's authorized preferred stock from 10,000,000 shares to 15,300,000 shares;

                  d. decrease the par value of the Corporation's common stock from $0.001 per share to $0.000001 per share and decrease the par value of the Corporation's preferred stock from $0.002 per share to $0.001 per share;

                  e. designate 9,000,000 shares of the Corporation's preferred stock as Series B preferred stock; and

                  f. change certain rights, preferences, restrictions and other matters relating to the Corporation's Series A preferred stock and designate the relative rights, preferences, restrictions and other matters relating to the Corporation's Series B preferred stock.

                  4. To accomplish the foregoing, the text of the Certificate of Incorporation is hereby amended and restated to read as herein set forth in full:

                                    ARTICLE I

                                      NAME

                 The name of the corporation is Parentech, Inc.

                                   ARTICLE II

                                REGISTERED OFFICE

         The name and complete address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Corporation, Corporation Trust Center located at 1209 Orange Street in the City of Wilmington, County of New Castle, Delaware.

                                   ARTICLE III

                                    PURPOSES

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

                                  CAPITAL STOCK

         A. Authorized Stock. The Corporation is authorized to issue two classes of shares to be designated respectively "Preferred Stock," par value $0.001 per share, and "Common Stock," par value $0.000001 per share. The total number of shares of Preferred Stock authorized is Fifteen Million Three Hundred Thousand (15,300,000). The total number of shares of Common Stock authorized is Seventy-Five Million (75,000,000). The shares of Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series.

         B. Preferred Stock. The Preferred Stock may be divided into such number of series as the Board may determine. The first series of Preferred Stock shall be comprised of Three Hundred Thousand (300,000) shares designated as "Series A Preferred Stock." The second series of Preferred Stock shall be comprised of Nine Million (9,000,000) shares designated as "Series B Preferred Stock."

         The Preferred Stock authorized by this First Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series. The Board is expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series prior to or subsequent to the issue of shares in that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The Board is expressly authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting power, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such shares and as may be permitted by the Delaware General Corporation Law.

         The relative rights, preferences, restrictions and other matters relating to such Series A Preferred Stock and Series B Preferred Stock are as follows:

                  1. DEFINITIONS. For purposes of this Article FOURTH, Section
         (B), the following definitions shall apply:

                           "Available Funds and Assets" shall have the meaning given in Section (B)(3)(a).

                           "Board" shall mean the Board of Directors of the Corporation.

                           "Common Stock" shall mean the Common Stock, $0.000001 par value, of the Corporation.

                           "Common Stock Dividend" shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.

                           "Conversion Price" shall have the meaning given in Section (B)(5)(c).

                           "Dividend Rate" shall mean $0.20 per share per annum for the Series A Preferred Stock, and $0.026 per share per annum for the Series B Preferred Stock.

                           "Secondary Public Offering" shall have the meaning given in Section (B)(5)(b).

                           "Original Issue Date" shall mean, as to Series A Preferred Stock, the date on which the first share of Series A Preferred Stock is issued by the Corporation, and as to Series B Preferred Stock, the date on which the first share of Series B Preferred Stock is issued by the Corporation.

                           "Original Issue Price" shall mean $0.074 per share for the Series A Preferred Stock and $0.33 per share of the Series B Preferred Stock.

                           "Preferred Stock" shall mean the Preferred Stock, par value $0.001, of the Corporation, including the Series A Preferred Stock and the Series B Preferred Stock.

                           "Series A Preferred Stock" shall mean the Series A Preferred Stock, $0.001 par value, of the Corporation.

                           "Series B Preferred Stock" shall mean the Series B Preferred Stock, $0.001 par value, of the Corporation.

                  2.       DIVIDEND RIGHTS.

                           (a) Dividend Preference of Series A Preferred Stock
                  and Series B Preferred Stock. In each calendar year, the holders of the then outstanding Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of any funds and assets of the Corporation legally available therefor, noncumulative dividends at the applicable annual Dividend Rate, prior and in preference to the payment of any dividends on the Common Stock in such calendar year (other than a Common Stock Dividend). No dividends (other than a Common Stock Dividend) shall be paid with respect to the Common Stock during any calendar year unless dividends in the total amount of the annual Dividend Rate for the then outstanding Series A Preferred Stock and Series B Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) shall have first been paid or declared and set apart for payment to the holders of the Series A Preferred Stock and Series B Preferred Stock. After such dividend has been paid to the holders of the Series A Preferred Stock and Series B Preferred Stock, dividends may be paid with respect to outstanding Common Stock. Dividends on the Series A Preferred Stock and Series B Preferred Stock shall not be mandatory or cumulative, and no rights or interest shall accrue to the holders of the Series A Preferred Stock and Series B Preferred Stock by reason of the fact that the Corporation shall fail to declare or pay dividends in any calendar year or any fiscal year of the Corporation, whether or not the earnings of the Corporation in any calendar year or fiscal year were sufficient to pay such dividends in whole or in part.

                           (b) Non-Cash Dividends. In the event the Corporation
                  shall declare a distribution (other than any distribution described in Section (B)(3) below) payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock and Series B Preferred Stock were the holders of the number of shares of Common Stock of the Corporation into which their respective shares of Series A Preferred Stock and Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution. Whenever a dividend shall be payable in property other than cash, the value of such dividend shall be deemed to be the fair market value of such property as determined in good faith by the Board.

                           (c) No Payment on Conversion. If the Corporation
                  shall have declared but unpaid dividends with respect to any Series A Preferred Stock and Series B Preferred Stock, then upon its conversion as provided in Section (B)(5), all such declared but unpaid dividends on such converted shares shall be canceled.

                  3.       LIQUIDATION RIGHTS.

                           (a) Distributions Upon Liquidation. In the event of
                  any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation's stockholders (the "Available Funds and Assets") shall be distributed to stockholders in the following manner:

                           The holders of the Series A Preferred Stock and
                  Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any Available Funds and Assets of the Corporation to the holders of the Common Stock by reason of their ownership thereof, $2.50 per share for each share of Series A Preferred Stock and the amount of the Original Issue Price per share for each share of Series B Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), respectively, plus all declared but unpaid dividends on such shares for each share of Series A Preferred Stock and Series B Preferred Stock then held by them; provided that, if upon the occurrence of such event the Available Funds and Assets to be distributed among the holders of the Series A Preferred Stock and Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire amount of Available Funds and Assets shall be distributed ratably to the holders of Series A Preferred Stock and Series B Preferred Stock on the basis of the respective Original Issue Prices of such shares (as adjusted for any stock dividends, combinations or splits with respect to such shares) until the entire amount of the Available Funds and Assets shall have been so distributed.

                           (b) Merger, Consolidation or Sale of Assets. For
                  purposes of this Section (B)(3), each of the following shall be deemed a liquidation, dissolution or winding up of the
                  Corporation: (a) a consolidation or merger of the Corporation with or into any other corporation or corporations in which the holders of the Corporation's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger, or (b) a sale of all or substantially all of the assets of the Corporation.

                           (c) Non-Cash Consideration. If any assets of the
                  Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined by the Board, except that any securities to be distributed to stockholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:

                                    (i) The method of valuation of securities
                           not subject to investment letter or other similar restrictions on free marketability shall be as follows:

                                            (A) if the securities are then
                                    traded on a national securities exchange or the Nasdaq National Market (or a similar national quotation system), then the value shall be deemed to be the average of the daily closing prices of the securities on such exchange or system over the 30-day period ending three (3) days prior to the distribution; and

                                            (B) if actively traded
                                    over-the-counter, then the value shall be deemed to be the average of the daily closing bid prices over the 30-day period ending three (3) days prior to the distribution; and

                                            (C) if there is no active public
                                    market, then the value shall be the fair market value thereof, as determined in good faith by the Board.

                                    (ii) The method of valuation of securities
                           subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subparagraphs (i)(A), (B) or (C) of this subsection to reflect the approximate fair market value thereof, as determined in good faith by the Board.

                  4.       VOTING RIGHTS.

                           (a) Common Stock. Each holder of shares of Common
                  Stock shall be entitled to one (1) vote for each share thereof held.

                           (b) Series A Preferred Stock and Series B Preferred
                  Stock. Each holder of shares of Series A Preferred Stock or Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series A Preferred Stock or Series B Preferred Stock are convertible pursuant to the provisions of Section (B)(5) below at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, the date that such vote is taken or the date that any written consent of stockholders giving effect to such action is first solicited.

                           (c) Board of Directors.

                                    (i) The number of directors shall be
                           initially set at seven (7) and, thereafter, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The directors shall be divided into three classes. The first class (Class I) shall consist of two (2) directors, who shall initially be Daniel P. Beharry and Richard Rosenblum, and the term of Class I will expire at the first annual meeting of the stockholders following the closing of the merger between the Corporation and Premier Classic Art, Inc. (the "Merger"). The second class (Class II) shall consist of two (2) directors, who shall initially be Scott D. Landow and Richard D. Propper, M.D., and the term of Class II will expire at the second annual meeting of stockholders held following the Merger. The third class (Class III) shall consist of three (3) directors, who shall initially be Charles Smith, Gerald Beemiller and Li Zhang, and the term of Class III will expire at the third annual meeting of stockholders held following the Merger. Thereafter, each such term will expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

                                    (ii) The holders a majority of the Common
                           Stock, Series A Preferred Stock and Series B
                           Preferred Stock, voting together as a single class, shall be entitled to elect all members of the Board. The election of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

                                    (iii) Subject to the rights of the holders
                           of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

                                    (iv) In the case of a vacancy in the office
                           of a director who shall have been elected pursuant to this Section (B)(4)(c), the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, or the directors then in office, though less than a quorum, may, by affirmative vote of a majority thereof, elect a successor or successors to hold the office for the unexpired term of the director whose place or directors whose places shall be vacant.

                                    (v) A director may be removed during the
                           aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class. Notwithstanding the foregoing, during such time or times that the corporation is subject to Section 2115(b) of the California General Corporation Law ("CGCL"), no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

                           (d) General. Subject to the foregoing provisions of
                  this Section (B)(4), each holder of Series A Preferred Stock and each holder of Series B Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock on an as converted basis, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may be otherwise provided by applicable law. Except as otherwise expressly provided herein or as required by law, the holders of Series A Preferred Stock, the holders of the Series B Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.

                           (e) Cumulative Voting. No person entitled to vote at
                  an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the corporation is subject to Section 2115(b) of the CGCL. During such time or times as the Corporation is subject to Section 2115(b) of the CGCL, the holders of Series A Preferred Stock and Common Stock entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (a) the names of such candidate or candidates have been placed in nomination prior to the voting and (b) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

                  5. CONVERSION RIGHTS. The outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall be convertible into Common Stock as follows:

                           (a) Optional Conversion.

                                    (i) At the option of the holder thereof,
                           each share of Series A Preferred Stock and Series B Preferred Stock shall be convertible at any time or from time to time into fully paid and nonassessable shares of Common Stock as provided in Section
                           (B)(5)(a)(ii) below.

                                    (ii) Each holder of Series A Preferred Stock
                           and Series B Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Preferred Stock and Series B Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock or Series B Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock or Series B Preferred Stock to be converted, and the person entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                           (b)      Automatic Conversion.

                                    (i) Automatic Conversion Event.

                                             a) Preferred Stock. Each share of
                                    Series A Preferred Stock and Series B
                                    Preferred Stock shall automatically be
                                    converted into fully paid and nonassessable shares of Common Stock, as provided in Section (B)(5)(b)(ii) below at the earlier of: (A) immediately prior to the closing of an underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation and/or any selling stockholders in which the offering price per share is at least $10.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and the aggregate proceeds (before deduction for underwriters' discounts and expenses relating to the issuance, including without limitation legal fees of the Corporation's counsel) are at least $15,000,000 (a "Secondary Public Offering");
                                    (B) one year from the closing of the Merger;
                                    or (C) upon a merger which results in the stockholders of the Corporation immediately prior to the merger holding less than a majority of the stock of the surviving corporation after such merger and in which all holders of Common Stock of the Corporation receive stock of the surviving corporation which is publicly traded at the time of such merger.

                                             b) Series A Preferred Stock. Each
                                    share of Series A Preferred Stock shall
                                    automatically be converted into fully paid and nonassessable shares of Common Stock, at the then effective Series A Conversion Price, upon the earlier of: (i) the time the consent of at least fifty percent (50%) of the outstanding Series A Preferred Stock is obtained; or (ii) the time that there are less than One Hundred Fifty Thousand (150,000) shares of Series A Preferred Stock outstanding.

                                             c) Series B Preferred Stock. Each
                                    share of Series B Preferred Stock shall
                                    automatically be converted into shares of fully paid and nonassessable Common Stock, at the then effective Series B Conversion Price, upon the earlier of: (i) the time the consent of at least fifty percent (50%) of the outstanding Series B Preferred Stock is obtained, or (ii) the time that there are less than Two Million (2,000,000) shares of Series B Preferred Stock outstanding.

                                    (ii) Effect of Automatic Conversion. Upon
                           the occurrence of any event specified in subparagraph
                           (B)(5)(b)(i) above, the outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall be converted into Common Stock automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred Stock and Series B Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred Stock and Series B Preferred Stock, the holders of Series A Preferred Stock and Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series A Preferred Stock and Series B Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock and Series B Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

                           (c) Conversion Price. Each share of Series A
                  Preferred Stock and Series B Preferred Stock shall be convertible in accordance with subsection (B)(5)(a) or subsection (B)(5)(b) above into the number of shares of Common Stock which results from dividing the Original Issue Price for such Series A Preferred Stock or the Series B Preferred Stock by the conversion price for such Series A Preferred Stock and Series B Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for the Series A Preferred Stock shall be $0.33 and for the Series B Preferred Stock shall be $0.33. The Conversion Price for Series A Preferred Stock and Series B Preferred Stock shall be subject to adjustment from time to time as provided below.

                           (d) Adjustment Upon Common Stock Event. Upon the
                  happening of a Common Stock Event (as hereinafter defined) after the Original Issue Date, the Conversion Price of the Series A Preferred Stock and the Series B Preferred Stock issued and outstanding shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the respective Conversion Price of such series of Series A Preferred Stock and Series B Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (A) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (B) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the respective Conversion Price for the Series A Preferred Stock and Series B Preferred Stock. The Conversion Price for Series A Preferred Stock and Series B Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Corporation of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

                           (e) Adjustments for Other Dividends and
                  Distributions. If at any time or from time to time after the Original Issue Date, the Corporation pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Corporation other than shares of Common Stock, then in each such event, provision shall be made so that the holders of the Series A Preferred Stock and Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Corporation which they would have received had their Series A Preferred Stock and Series B Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period under this Section (B)(5) with respect to the rights of the holders of the Series A Preferred Stock and Series B Preferred Stock or with respect to such other securities by their terms.

                           (f) Adjustment for Reclassification, Exchange and
                  Substitution. If at any time or from time to time after the Original Issue Date of Series A Preferred Stock and Series B Preferred Stock, the Common Stock issuable upon the conversion of such Series A Preferred Stock or Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, subdivision, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section (B)(5), then in any such event each holder of Series A Preferred Stock and Series B Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                           (g)      Sale of Shares Below Conversion Price.

                                    (i) Adjustment Formula. If at any time or
                           from time to time after the Original Issue Date, the Corporation issues or sells, or is deemed by the provisions of this subsection (B)(5)(g) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in subsection
                           (B)(5)(d), a dividend or distribution as provided in subsection (B)(5)(e), or a recapitalization, reclassification or other change as provided in subsection 5(f), for an Effective Price (as hereinafter defined) that is less than the Conversion Price for Series A Preferred Stock or for Series B Preferred Stock in effect immediately prior to such issue or sale, then, and in each such case, the Conversion Price for such Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall be reduced, as of the close of business on the date of such issue or sale, (I) if the issuance is pursuant to the first equity financing of the Corporation after the Original Issue Date of either the Series A Preferred Stock or Series B Preferred Stock yielding net proceeds to the Corporation of $1,000,000 or more, to an amount equal to the price per share in such financing, or (II) if pursuant to any other issuance for less than such Conversion Price in effect immediately prior thereto, to the price obtained by multiplying such Conversion Price by a fraction:

                                            (A) The numerator of which shall be
                                    the sum of (1) the number of Common Stock
                                    Equivalents Outstanding (as hereinafter
                                    defined) immediately prior to such issue or sale of Additional Shares of Common Stock plus (2) the quotient obtained by dividing the Aggregate Consideration Received (as hereinafter defined) by the Corporation for the total number of Additional Shares of Common Stock so issued or sold (or deemed so issued and sold) by the Conversion Price for such Series A Preferred Stock or the Series B Preferred Stock, as the case may be, in effect immediately prior to such issue or sale; and

                                            (B) The denominator of which shall
                                    be sum of (1) the number of Common Stock
                                    Equivalents Outstanding immediately prior to such issue or sale plus (2) the number of Additional Shares of Common Stock so issued or sold (or deemed so issued and sold).

                                    (ii) Certain Definitions. For the purpose of
                           making any adjustment required under this subsection
                           (B)(5)(g):

                                            (A) "Additional Shares of Common
                                    Stock" shall mean all shares of Common Stock issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than: (1) shares of Common Stock issued or issuable upon conversion of Series A Preferred Stock or Series B Preferred Stock; (2) shares of Common Stock (or options, warrants or rights therefore) issued to employees, officers, or directors of, or contractors, consultants or advisers to, the Corporation or any subsidiary pursuant to stock purchase or stock option plans, stock bonuses or awards, incentive stock arrangements, warrants, contracts or other arrangements that are approved by the Board; and (3) shares of Common Stock (or options, warrants or rights therefore) issued in connection with any commercial transaction or any equipment liens, real property liens, loans, credit lines, guarantees of indebtedness or similar financing.

                                            (B) The "Aggregate Consideration
                                    Received" by the Corporation for any issue or sale (or deemed issue or sale) of securities shall (1) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation; (2) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board; and (3) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.

                                            (C) "Common Stock Equivalents
                                    Outstanding" shall mean the number of shares of Common Stock that is equal to the sum of
                                    (1) all shares of Common Stock of the
                                    Corporation that are outstanding at the time in question, plus (2) all shares of Common Stock of the Corporation issuable upon conversion of all shares of Series A Preferred Stock, Series B Preferred Stock or other Convertible Securities that are outstanding at the time in question, plus
                                    (3) all shares of Common Stock of the
                                    Corporation that are issuable upon the
                                    exercise of Rights or Options that are
                                    outstanding at the time in question assuming the full conversion or exchange into Common Stock of all such Rights or Options that are Rights or Options to purchase or acquire convertible Securities into or for Common Stock.

                                            (D) "Convertible Securities" shall
                                    mean stock or other securities convertible into or exchangeable for shares of Common Stock.

                                            (E) The "Effective Price" of
                                    Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Corporation under this subsection (B)(5)(g), into the Aggregate Consideration Received, or deemed to have been received, by the Corporation under this subsection (B)(5)(g), for the issue of such Additional Shares of Common Stock.

                                            (F) "Rights or Options" shall mean
                                    warrants, options or other rights to
                                    purchase or acquire shares of Common Stock or Convertible Securities.

                                    (iii) Deemed Issuances. For the purpose of
                           making any adjustment to the Conversion Price of the Series A Preferred Stock or Series B Preferred Stock required under this subsection (B)(5)(g), if the Corporation issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Conversion Price then in effect for Series A Preferred Stock or Series B Preferred Stock, as the case may be, then the Corporation shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise of conversion of such Rights or Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:

                                            (A) if the minimum amounts of such
                                    consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

                                            (B) if the minimum amount of
                                    consideration payable to the Corporation upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

                                            (C) if the minimum amount of
                                    consideration payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.

         No further adjustment of the Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series A Preferred Stock or the Series B Preferred Stock.

                           (h) Certificate of Adjustment. In each case of an
                  adjustment or readjustment of the Conversion Price for Series A Preferred Stock or the Series B Preferred Stock, the Corporation, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series A Preferred Stock and Series B Preferred Stock at the holder's address as shown in the Corporation's books.

                           (i) Fractional Shares. No fractional shares of Common
                  Stock shall be issued upon any conversion of Series A Preferred Stock or Series B Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay the holder cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the board as of the date of conversion.

                           (j) Reservation of Stock Issuable Upon Conversion.
                  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock and Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock and Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock and Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                           (k) Notices. Any notice required by the provisions of
                  this Section (B)(5) to be given to the holders of shares of the Series A Preferred Stock or the Series B Preferred Stock shall be deemed given upon the earlier of actual receipt or deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

                           (l) No Impairment. The Corporation shall not avoid or
                  seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock and Series B Preferred Stock against impairment.

                           (m) Status of Converted Shares. No shares of Series A
                  Preferred Stock or Series B Preferred Stock which have been converted into Common Stock after the original issuance thereof shall ever again be reissued and all such shares so converted shall upon such conversion be appropriately canceled on the books of the Corporation and shall be restored to the status of authorized but unissued Preferred Stock of the Corporation, undesignated as to series.

                  6. RESIDUAL RIGHTS. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein shall be vested with the Common Stock.

                  7. RESTRICTIONS AND LIMITATIONS. So long as any shares of Series A Preferred Stock or Series B Preferred Stock remain outstanding, the Corporation shall not, without the approval, by vote or written consent, of the holders of a majority of such affected Series A Preferred Stock or Series B Preferred Stock then outstanding, each voting as a separate series:

                           (a) amend its Certificate of Incorporation in any
                  manner that would alter or change any of the rights, preferences, privileges or restrictions of such Series A Preferred Stock or the Series B Preferred Stock;

                           (b) amend its Certificate of Incorporation in any
                  other manner that would materially and adversely affect the rights, preferences and privileges of such Series A Preferred Stock or the Series B Preferred Stock;

                           (c) reclassify any outstanding shares of securities
                  of the Corporation into shares having rights, preferences or privileges as to dividends or liquidation preferences senior to Series A Preferred Stock or the Series B Preferred Stock;

                           (d) authorize, create or issue any other stock having
                  rights or preferences senior to Series A Preferred Stock or the Series B Preferred Stock as to dividend rights or liquidation preferences.

                           (e) undertake or effect any consolidation or merger
                  of the Corporation with or into another corporation (except into a wholly-owned subsidiary) or any acquisition by or the conveyance of all or substantially all of the assets of the Corporation to another person or effectuate any transaction or series of related transactions which results in the Corporation's stockholders immediately prior to such transaction not holding at least 50% of the voting power of the surviving or continuing entity.

                  8. REDEMPTION. The Preferred Stock is not redeemable.

                                    ARTICLE V

                                     BYLAWS

         In furtherance and not in limitation of the powers conferred by statute and except as provided herein, the Board shall have the power to adopt, amend, repeal or otherwise alter the bylaws of the Corporation without any action on the part of the stockholders.

                                   ARTICLE VI

                          INDEMNIFICATION OF DIRECTORS

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing provisions of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Charles F. Trapp, its President, this ___ day of July, 2002.


                                         PREMIER CLASSIC ART, INC.



                                         By: /s/ Charles F. Trapp
                                             ---------------------------
                                             Charles F. Trapp, President

                                    EXHIBIT C

                           Form of Affiliate Agreement


April __, 2002


Premier Classic Art, Inc.
1158 Staffer Road
Bridgewater, NJ  08807
Attn:  Secretary

Ladies and Gentlemen:

         1. I have been advised that I might be considered to be an "affiliate," as that term is defined for purposes of paragraphs (c) and (d) of Rule 145 ("Rule 145") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), of Parentech, Inc., a Delaware corporation ("Parentech").

         2. Pursuant to an Agreement and Plan of Merger and Reorganization dated April __, 2002, as amended (the "Agreement"), by and between Premier Classic Art, Inc., a Delaware corporation ("PCA"), and Parentech, it is contemplated that Parentech will merge with and into PCA and that all of Parentech's outstanding common and preferred stock, each with a par value $0.000001 per share ("Parentech Stock"), will, respectively, be converted into common stock (the "Common Stock") and Series B Preferred Stock, par value $0.002 per share, of PCA (the "Series B Preferred Stock," and together with the Common Stock, the "PCA Stock"), as set forth in the Agreement (the "Merger"). In connection with the Merger, I will receive my pro rata portion of the shares of PCA Stock upon distribution of the PCA Stock to the holders of Parentech Stock.

         3.       I hereby agree as follows:

                  I will not offer to sell, transfer or otherwise dispose of any of the shares of PCA Stock distributed to me pursuant to the Merger (the "Stock"), except (i) in compliance with the applicable provisions of Rule 145, (ii) in a transaction that is otherwise exempt from the registration requirements of the Securities Act, (iii) in an offering registered under the Securities Act or (iv) if an authorized representative of the Commission shall have rendered written advice to me (sought by my counsel or me, with a copy thereof and all other related communications delivered to PCA) to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take any action, with respect to the proposed disposition if consummated.

         4. I consent to the endorsement of the PCA Stock issued to me pursuant to the Merger with a restrictive legend which will read substantially as follows:

                  "The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), applies, and may be sold or otherwise transferred only in compliance with the limitations of such Rule 145, or upon receipt by Premier Classic Art, Inc. of an opinion of counsel reasonably satisfactory to it that some other exemption from registration under the Act is available, or pursuant to a registration statement under the Act."

         PCA's transfer agent shall be given an appropriate stop transfer order and shall not be required to register any attempted transfer of the shares of the PCA Stock, unless the transfer has been effected in compliance with the terms of this letter agreement, it being understood that PCA will promptly process all transfer requests effected in compliance with the terms of this letter agreement.

         5. It is understood and agreed that this letter agreement shall terminate and be of no further force and effect and the legend set forth in paragraph 4 above shall be removed by delivery of substitute certificates without such legend, and the related stop transfer restrictions shall be lifted forthwith, if (i) any such shares of PCA Stock shall have been registered under the Securities Act for sale, transfer or other disposition by me or on my behalf and are sold, transferred or otherwise disposed of, or (ii) any such shares of PCA Stock are sold in accordance with the provisions of paragraphs (c), (e), (f) and (g) of Rule 144 promulgated under the Securities Act, or (iii) I am not at the time an affiliate of PCA and have been the beneficial owner of the PCA Stock for at least one year (or such other period as may be prescribed by the Securities Act and the rules and regulations promulgated thereunder) and PCA has filed with the Commission all of the reports it is required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the preceding 12 months, or (iv) I am not and have not been for at least three months an affiliate of PCA and have been the beneficial owner of the PCA Stock for at least two years (or such other period as may be prescribed by the Securities Act and the rules and regulations promulgated thereunder), or (v) PCA shall have received a letter from the staff of the Commission, or an opinion of counsel reasonably acceptable to PCA, to the effect that the stock transfer restrictions and the legend are not required.

         6. By its acceptance hereof, PCA agrees, for a period of two years after the Effective Time (as defined in the Agreement) of the Merger, to file on a timely basis all reports required to be filed by it pursuant to Sections 13 and 15(d) of the Exchange Act so that the public information provisions of Rule 144(c) promulgated by the Commission under the Securities Act are satisfied and the resale provisions of Rule 145(d)(1) and (2) are therefore available to me in the event I am considered an affiliate of Parentech and I desire to transfer any PCA Stock issued to me pursuant to the Merger.

         7. Execution of this letter should not be considered an admission on my part that I am an "affiliate" of Parentech as described in the first paragraph of this letter or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

         8. I have carefully read this letter agreement and the Agreement and have discussed their requirements and other applicable limitations upon my ability to offer to sell, transfer or otherwise dispose of shares of the PCA Stock, to the extent I felt necessary, with my counsel or counsel for Parentech.



                                        Sincerely,



                                        ----------------------------------------




Agreed and accepted this ______
day of ________, 2002, by

Premier Classic Art, Inc.


By ___________________________
Its _________________________

                               FIRST AMENDMENT TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

         This First Amendment (this "Amendment") to that certain Agreement and Plan of Merger and Reorganization among Parentech, Inc., a Delaware corporation (the "Company") and Premier Classic Art, Inc., a Delaware corporation ("PCA"), dated April 24, 2002 (the "Merger Agreement"), is made and entered into this 10th day of May, 2002.

                                    RECITALS

         A. The Company and PCA previously entered into the Merger Agreement.

         B. All capitalized terms used herein and not defined herein shall have the same meanings ascribed to them in the Merger Agreement.

         C. The Boards of Directors of the Company and PCA have determined that in order to effect or facilitate the purposes and intent of the Merger Agreement, and to clarify the intentions of parties thereto, certain provisions of the Merger Agreement shall be amended and restated as set forth herein.

         D. Pursuant to Section 7.7 of the Merger Agreement, the Merger Agreement may be amended by action taken by the Company and PCA at any time before or after approval of the Merger by the Company Stockholder Approval, in a writing signed on behalf of the parties to thereto.

                                    AGREEMENT

         Now, Therefore, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to Section 2.2. Section 2.2 shall be amended and restated in its entirety as follows:

         "Issuance of Adjustment Shares. If, at the Effective Time, PCA has liabilities that exceed $1.00 (the "Excess Liabilities"), the Merger Consideration shall be increased as follows: for every dollar of Excess Liabilities, an additional five (5) shares of PCA Common Stock shall be issued to the Company's stockholders (the "Adjustment Shares"). Each holder of Shares at the Effective Time shall receive that number of Adjustment Shares determined by multiplying (i) the aggregate number of Adjustment Shares and (ii) a fraction, the numerator of which is the number of Shares owned by such holder just prior to the Effective Time (determined on as-converted to common stock basis) and the denominator of which is the total number of Shares just prior to the Effective Time (determined on as-converted to common stock basis), excluding any Dissenting Shares (as such term is defined in Section 2.13). Such Excess Liabilities shall be determined by the Company within sixty (60) calendar days after the Closing Date in accordance with generally accepted accounting principles in the United States ("GAAP")."

         2. Amendment to Section 2.3. Section 2.3 shall be amended and restated in its entirety as follows:

         "Stock Options. At the Effective Time, the Company Stock Options, whether vested or unvested, will be assumed by PCA ("Assumed Stock Options").
Section 2.3 of the Company Disclosure Schedule (as defined in Article III) sets forth a true and complete list as of the date hereof of all holders of outstanding options to purchase shares of Company Common Stock ("Company Stock Options"), including the number of shares of Company Common Stock subject to each such option, the exercise or vesting schedule, the exercise price per share and the term of each such option. On the Closing Date, the Company shall deliver to PCA an updated Section 2.3 of the Company Disclosure Schedule (as defined in Article III) current as of such date. Each such option so assumed by PCA under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Company Stock Option Plan ("Company Option Plan") and any other document governing such option immediately prior to the Effective Time, except that (a) such option will be exercisable for that number of whole shares of PCA Common Stock equal to that number of shares of Company Common Stock that were issuable upon exercise of such option immediately prior to the Effective Time, (b) the per share exercise price for the shares of PCA Common Stock issuable upon exercise of such assumed option will be equal to the exercise price per share of Company Common Stock at which such option was exercisable immediately prior to the Effective Time and (c) any restriction on the exercisability of such Company Stock Option shall continue in full force and effect, and the term, exercisability, vesting schedule and other provisions of such Company Stock Option shall remain unchanged. Consistent with the terms of the Company Option Plan and the documents governing the outstanding options, the Merger will not terminate any of the outstanding options under the Company Option Plan or accelerate the exercisability or vesting of such options or the shares of PCA Common Stock which will be subject to those options upon PCA's assumption of the options in the Merger. It is the intention of the parties that the options so assumed by PCA following the Effective Time will remain incentive stock options as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the Effective Time, and the parties hereto shall use their commercially reasonable efforts to carry out such intention. Within ten (10) business days after the Effective Time, PCA will issue to each person who, immediately prior to the Effective Time was a holder of an outstanding option under the Company Option Plan a document in form and substance reasonably satisfactory to the Company evidencing the foregoing assumption of such option by PCA."

         3. AMENDMENT TO SECTION 2.14. Section 2.14 shall be amended and restated in its entirety as follows:

                  "Legends. The shares represented by the Merger Consideration issued pursuant to this Section 2 have not been registered under the Securities Act and shall be characterized as "restricted securities" under the federal securities laws. Under such laws, the shares represented by the Merger Consideration may not be resold without registration under the Securities Act or in reliance on an exemption therefrom.

         Each certificate evidencing shares represented by the Merger Consideration issued pursuant to this Section 2 shall bear the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

         4. Amendment to Section 3.21. Section 3.21 shall be amended and restated in its entirety as follows:

         "Contribution of Assets, Assumption of Liabilities and Distribution of Cool Classics, Inc. Common Stock. The contribution of all of the tangible assets and intellectual property rights of PCA to Cool Classics, Inc., a Nevada corporation ("New PCA"), New PCA's assumption of substantially all the liabilities of any kind whatsoever of PCA so that $1.00 in liabilities of any kind whatsoever remain in PCA at the Effective Time (the "PCA Liabilities") and the distribution of the Common Stock of Cool Classics, Inc. to certain PCA creditors in lieu of foreclosure (the "Distribution") will be completed on or before the Effective Time (the "Distribution Effective Time"). Such contribution shall not include, among other items, all claims for refund of Taxes and other governmental charges of whatever nature relating to the business of for periods prior to the Closing Date. The amount of liabilities of any kind whatsoever remaining in PCA after the Distribution Effective Time will not exceed the PCA Liabilities. The Distribution will be effected in compliance with all applicable laws, including without limitation the applicable provisions of the Delaware General Corporation Law and any other applicable state laws. The consummation of the Distribution will not require any consent, release, waiver or approval that would adversely affect PCA. The consummation of the Distribution will not give rise to or trigger the application of any right of any third party that has not been waived by such party in a writing signed by it. The consummation of the Distribution will not conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, (a) any provision of the Certificate of Incorporation or Bylaws of the PCA, (b) any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, "PCA Material Contract" (as defined in Section 3.16) or other instrument or obligation (whether oral or in writing) to which PCA is or was a party or by which the PCA is or was bound, or (c) any federal, state, local or foreign statute, Law, concession, grant, franchise, Permit or other governmental authorization or approval applicable to PCA or any of its Subsidiaries."

         5. Amendment to Section 7.2(b). Section 7.2(b) shall be amended and restated in its entirety as follows:

         "after the Company solicits approval for the actions contemplated by this agreement through action by written consent of its stockholders, the Company Stockholder Approval shall not have been obtained;"

         6. MISCELLANEOUS. This Amendment shall be limited solely to the matters expressly set forth herein and all terms and conditions of the Merger Agreement shall remain in full force and effect, except as modified by this Amendment. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         In Witness Whereof, the parties hereto have executed this First Amendment to Agreement and Plan of Merger and Reorganization as of the date set forth in the first paragraph hereof.



                                  PARENTECH, INC.


                                  By:    /s/ Charles F. Trapp
                                     -------------------------------------------
                                     Name:   Charles F. Trapp
                                     Title:  President



                                  PREMIER CLASSIC ART, INC.


                                  By:    /s/ Scott Landow
                                     -------------------------------------------
                                     Name:   Scott Landow
                                     Title:  Chief Executive Officer

                               SECOND AMENDMENT TO
                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

         This Second Amendment (this "Amendment") to that certain Agreement and Plan of Merger and Reorganization among Parentech, Inc., a Delaware corporation (the "Company") and Premier Classic Art, Inc., a Delaware corporation ("PCA"), dated April 24, 2002 (the "Merger Agreement") and the First Amendment to the Agreement and Plan of Merger and Reorganization among the Company and PCA, dated May 10, 2002 (the "First Amendment," and together with the Merger Agreement, the "Merger Agreements"), is made and entered into this 10th day of July, 2002.

                                    RECITALS

         A. The Company and PCA previously entered into the Merger Agreements.

         B. All capitalized terms used herein and not defined herein shall have the same meanings ascribed to them in the Merger Agreements.

         C. The Boards of Directors of the Company and PCA have determined that in order to effect or facilitate the purposes and intent of the Merger Agreements, and to clarify the intentions of parties thereto, certain provisions of the Merger Agreements shall be amended and restated as set forth herein.

         D. Pursuant to Section 7.7 of the Merger Agreement, the Merger Agreement may be amended by action taken by the Company and PCA at any time before or after approval of the Merger by the Company Stockholder Approval, in a writing signed on behalf of the parties to thereto.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENT TO THE SECOND RECITAL. The Second Recital to the Merger Agreement, which originally stated:

                  "WHEREAS, pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of capital stock of the Company shall be converted into the right to receive shares of Common Stock and Series B Preferred Stock of PCA, par value $0.001 per share, (the "PCA Series B Preferred Stock");"

shall be amended and restated in its entirety as follows:

                  "WHEREAS, pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of capital stock of the Company shall be converted into the right to receive either shares of Common Stock of PCA (the "PCA Common Stock") and warrants to purchase shares of PCA Common Stock or shares of Series B Preferred Stock of PCA (the "PCA Series B Preferred Stock") and warrants to purchase shares of PCA Common Stock."

         2. AMENDMENT TO SECTION 2.1(a). Section 2.1(a) to the Merger Agreement, which originally stated:

                  "At the Effective Time, each share of the Company's Series A Preferred Stock and Series B Preferred Stock (collectively, "Company Preferred Stock"), issued and outstanding immediately prior to the Effective Time (individually, a "Preferred Share" and collectively, the "Preferred Shares") ") (other than Dissenting Shares (as hereinafter defined) shall, by virtue of the Merger and without any action on the part of PCA or the Company or any holder thereof, be converted into and be exchangeable for the right to receive one fully paid and non-assessable share of PCA Series B Preferred Stock."

shall be amended and restated in its entirety as follows:

                  "At the Effective Time, each share of the Company's Series A Preferred Stock and Series B Preferred Stock (collectively, "Company Preferred Stock"), issued and outstanding immediately prior to the Effective Time (individually, a "Preferred Share" and collectively, the "Preferred Shares") (other than Dissenting Shares (as hereinafter defined)) shall, by virtue of the Merger and without any action on the part of PCA or the Company or any holder thereof, be converted into and be exchangeable for the right to receive one fully paid and non-assessable share of PCA Series B Preferred Stock and a warrant to purchase one fully paid and non-assessable share of PCA Common Stock (the "PCA Warrant").

         3. AMENDMENT TO SECTION 2.1(b). Section 2.1(b) of the Merger Agreement, which originally stated:

                  "At the Effective Time, each share of Company's common stock, par value $0.000001 (the "Company Common Stock"), issued and outstanding immediately prior to the Effective Time (individually, a "Common Share" and collectively, the "Common Shares" and together with the Preferred Shares, the "Shares") (other than Dissenting Shares (as hereinafter defined) shall, by virtue of the Merger and without any action on the part of PCA or the Company or any holder thereof, be converted into and be exchangeable for the right to receive one fully paid and non-assessable share of PCA Common Stock. All such shares of PCA Common Stock issued pursuant to this Section 2.1(b) and PCA Series B Preferred Stock issued pursuant to Section 2.1(a) above, are referred to herein as the "Merger Consideration."

shall be amended and restated in its entirety as follows:

                  "At the Effective Time, each share of Company's common stock, par value $0.000001 (the "Company Common Stock"), issued and outstanding immediately prior to the Effective Time (individually, a "Common Share" and collectively, the "Common Shares" and together with the Preferred Shares, the "Shares") (other than Dissenting Shares (as hereinafter defined) shall, by virtue of the Merger and without any action on the part of PCA or the Company or any holder thereof, be converted into and be exchangeable for the right to receive one fully paid and non-assessable share of PCA Common Stock and one PCA Warrant. All such shares of PCA Common Stock and PCA Warrants issued pursuant to this Section 2.1(b) and PCA Series B Preferred Stock and PCA Warrants issued pursuant to Section 2.1(a) above, are referred to herein as the "Merger Consideration."

         4. AMENDMENT TO SECTION 2.1(c). Section 2.1(c) of the Merger Agreement, which originally stated:

                  "If, between the date of this Agreement and the Effective Time, the outstanding shares of PCA Common Stock or PCA Series B Preferred Stock shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event, the calculation of the number of shares of PCA Common Stock or PCA Series B Preferred Stock for which the Company Common Stock shall be exchanged shall be correspondingly adjusted to the extent necessary to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or such similar event."

shall be amended and restated in its entirety as follows:

                  "If, between the date of this Agreement and the Effective Time, the outstanding shares of PCA Common Stock or PCA Series B Preferred Stock shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event, the calculation of the number of shares of PCA Common Stock and PCA Warrants or PCA Series B Preferred Stock and PCA Warrants for which the Company Common Stock shall be exchanged shall be correspondingly adjusted to the extent necessary to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or such similar event."

         5. AMENDMENT TO SECTION 2.2. Section 2.2 of the Merger Agreement, which was amended in the First Amendment to state:

                  "Issuance of Adjustment Shares. If, at the Effective Time, PCA has liabilities that exceed $1.00 (the "Excess Liabilities"), the Merger Consideration shall be increased as follows: for every dollar of Excess Liabilities, an additional five (5) shares of PCA Common Stock shall be issued to the Company's stockholders (the "Adjustment Shares"). Each holder of Shares at the Effective Time shall receive that number of Adjustment Shares determined by multiplying (i) the aggregate number of Adjustment Shares and (ii) a fraction, the numerator of which is the number of Shares owned by such holder just prior to the Effective Time (determined on as-converted to common stock basis) and the denominator of which is the total number of Shares just prior to the Effective Time (determined on as-converted to common stock basis), excluding any Dissenting Shares (as such term is defined in Section 2.13). Such Excess Liabilities shall be determined by the Company within sixty (60) calendar days after the Closing Date in accordance with generally accepted accounting principles in the United States ("GAAP")."

shall be amended and restated in its entirety as follows:

                  "Issuance of Adjustment Shares. If, at the Effective Time, PCA has liabilities, other than those agreed to by the Company and PCA prior to the Effective Date, that exceed $1.00 (the "Excess Liabilities"), the Merger Consideration shall be increased as follows: for every dollar of Excess Liabilities, an additional five (5) shares of PCA Common Stock and an additional five (5) PCA Warrants shall be issued to the Company's stockholders (the "Adjustment Shares"). Each holder of Shares at the Effective Time shall receive that number of Adjustment Shares determined by multiplying (i) the aggregate number of Adjustment Shares and (ii) a fraction, the numerator of which is the number of Shares owned by such holder just prior to the Effective Time (determined on as-converted to common stock basis) and the denominator of which is the total number of Shares just prior to the Effective Time (determined on as-converted to common stock basis), excluding any Dissenting Shares (as such term is defined in Section 2.13). Such Excess Liabilities shall be determined by the Company within sixty (60) calendar days after the Closing Date in accordance with generally accepted accounting principles in the United States ("GAAP")."

         6. AMENDMENT TO SECTION 2.4. Section 2.4 of the Merger Agreement, which originally stated:

                  "Exchange Agent. Prior to the Effective Time, PCA shall appoint an exchange agent hereunder for the purpose of exchanging Shares for the Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, PCA shall deposit with the Exchange Agent, in trust for the benefit of holders of Shares, certificates representing the PCA Common Stock and PCA Series B Preferred Stock issuable pursuant to Section 2.1. in exchange for outstanding Shares."

shall be amended and restated in its entirety as follows:

                  "Exchange Agent. Prior to the Effective Time, PCA shall appoint an exchange agent hereunder for the purpose of exchanging Shares for the Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, PCA shall deposit with the Exchange Agent, in trust for the benefit of holders of Shares, certificates representing the PCA Common Stock and PCA Series B Preferred Stock and all PCA Warrants issuable pursuant to Section 2.1. in exchange for outstanding Shares."

         7. AMENDMENT TO SECTION 2.5. Section 2.5 of the Merger Agreement, which originally stated:

                  "Exchange Procedures. As soon as reasonably practicable after the Effective Time (and in any event within three business days after the Effective Time), the Surviving Corporation shall use its commercially reasonable efforts, and PCA shall provide any assistance reasonably requested by the Surviving Corporation, to cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Certificates") (a) a letter of transmittal which shall specify that delivery shall be effective, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and have such other provisions as PCA may reasonably specify; and (b) instructions for effecting the surrender of such Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor shares of PCA Common Stock or PCA Series B Preferred Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 2.1. (after taking into account all Shares then held by such holder), and the Shares formerly represented by such Certificate and the Certificate so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Article II, each Certificate shall be deemed at any time after the Effective Date to represent only the right to receive the Merger Consideration payable upon surrender of the Certificates. In the event of a transfer of ownership of Shares which is not registered in the transfer records of the Company, shares of PCA Common Stock or PCA Series B Preferred Stock evidencing, in the aggregate, the proper number of shares of PCA Common Stock or PCA Series B Preferred Stock may be issued with respect to such Shares to such a transferee if the Certificate representing such Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable Transfer Taxes have been paid."

shall be amended and restated in its entirety as follows:

                  "Exchange Procedures. As soon as reasonably practicable after the Effective Time (and in any event within three business days after the Effective Time), the Surviving Corporation shall use its commercially reasonable efforts, and PCA shall provide any assistance reasonably requested by the Surviving Corporation, to cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Certificates") (a) a letter of transmittal which shall specify that delivery shall be effective, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in customary form and have such other provisions as PCA may reasonably specify; and (b) instructions for effecting the surrender of such Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor shares of PCA Common Stock and PCA Warrants or PCA Series B Preferred Stock and PCA Warrants representing, in the aggregate, the whole number of shares and warrants that such holder has the right to receive pursuant to
Section 2.1. (after taking into account all Shares then held by such holder), and the Shares formerly represented by such Certificate and the Certificate so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Article II, each Certificate shall be deemed at any time after the Effective Date to represent only the right to receive the Merger Consideration payable upon surrender of the Certificates. In the event of a transfer of ownership of Shares which is not registered in the transfer records of the Company, shares of PCA Common Stock and PCA Warrants or PCA Series B Preferred Stock and PCA Warrants evidencing, in the aggregate, the proper number of shares of PCA Common Stock and PCA Warrants or PCA Series B Preferred Stock and PCA Warrants may be issued with respect to such Shares to such a transferee if the Certificate representing such Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable Transfer Taxes have been paid."

         8. AMENDMENT TO SECTION 2.7. Section 2.7 of the Merger Agreement, which originally stated:

                  "No Further Ownership Rights in Company Common Stock. All shares of PCA Common Stock and PCA Series B Preferred Stock issued upon conversion of the Shares in accordance with the terms of ARTICLE I and this
ARTICLE II shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the Shares."

shall be amended and restated in its entirety as follows:

                  "No Further Ownership Rights in Company Common Stock. All shares of PCA Common Stock, PCA Series B Preferred Stock and PCA Warrants issued upon conversion of the Shares in accordance with the terms of ARTICLE I and this
ARTICLE II shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the Shares."

         9. AMENDMENT TO SECTION 2.8. Section 2.8 of the Merger Agreement, which originally stated:

                  "No Fractional Shares of PCA Common Stock or Series B Preferred Stock. No certificates or scrip of shares of PCA Common Stock or PCA Series B Preferred Stock representing fractional shares of PCA Common Stock or PCA Series B Preferred Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of PCA or a holder of shares of PCA Common Stock or PCA Series B Preferred Stock."

shall be amended and restated in its entirety as follows:

                  "No Fractional Shares of PCA Common Stock or Series B Preferred Stock. No certificates or scrip of shares of PCA Common Stock, PCA Series B Preferred Stock or PCA Warrants representing fractional shares of PCA Common Stock or PCA Series B Preferred Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of PCA or a holder of shares of PCA Common Stock, PCA Series B Preferred Stock or PCA Warrants."

         10. AMENDMENT TO SECTION 2.12. Section 2.12 of the Merger Agreement, which originally stated:

                  "Affiliates. Notwithstanding anything to the contrary herein, no shares of PCA Common Stock or PCA Series B Preferred Stock shall be delivered to a person who may be deemed an "affiliate" of the Company for purposes of Rule 145 under the Securities Act of 1933, as amended (the "Securities Act"), until such person has executed and delivered to PCA the written agreement contemplated by Section 5.7."

shall be amended and restated in its entirety as follows:

                  "Affiliates. Notwithstanding anything to the contrary herein, no shares of PCA Common Stock, PCA Series B Preferred Stock or PCA Warrants shall be delivered to a person who may be deemed an "affiliate" of the Company for purposes of Rule 145 under the Securities Act of 1933, as amended (the "Securities Act"), until such person has executed and delivered to PCA the written agreement contemplated by Section 5.7."

         11. AMENDMENT TO SECTION 3.2(b). Section 3.2(b) of the Merger Agreement, which originally stated:

                  "All the outstanding shares of capital stock of the Representing Party are, and all shares of PCA Common Stock and PCA Series B Preferred Stock to be issued in the Merger will be, when issued in accordance with the terms of this Agreement, duly authorized, validly issued, fully paid and non-assessable and issued in compliance with all applicable U.S. state and federal securities laws. Except for the transactions contemplated by this Agreement, (i) there are no shares of capital stock of the Representing Party authorized, or as of the date of this Agreement, issued or outstanding, (ii) as of the date of this Agreement there are no authorized or outstanding options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Representing Party or any of its Subsidiaries, obligating the Representing Party or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in the Representing Party or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, or obligating the Representing Party or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment, (iii) there are no outstanding contractual obligations of the Representing Party or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Representing Party or any Subsidiary of the Representing Party or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary of the Representing Party or other entity, and (iv) there are no shareholder agreements, voting trusts or other agreements to which the Representing Party is a party or to which it is bound relating to the voting of any shares of the capital stock of the Representing Party."

shall be amended and restated in its entirety as follows:

                  "All the outstanding shares of capital stock of the Representing Party are, and all shares of PCA Common Stock, PCA Series B Preferred Stock and PCA Warrants to be issued in the Merger will be, if applicable, when issued in accordance with the terms of this Agreement, duly authorized, validly issued, fully paid and non-assessable and issued in compliance with all applicable U.S. state and federal securities laws. Except for the transactions contemplated by this Agreement, (i) there are no shares of capital stock of the Representing Party authorized, or as of the date of this Agreement, issued or outstanding, (ii) as of the date of this Agreement there are no authorized or outstanding options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Representing Party or any of its Subsidiaries, obligating the Representing Party or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in the Representing Party or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, or obligating the Representing Party or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment, (iii) there are no outstanding contractual obligations of the Representing Party or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of the Representing Party or any Subsidiary of the Representing Party or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary of the Representing Party or other entity, and (iv) there are no shareholder agreements, voting trusts or other agreements to which the Representing Party is a party or to which it is bound relating to the voting of any shares of the capital stock of the Representing Party."

         12. AMENDMENT TO SECTION 3.21. Section 3.21 of the Merger Agreement, which was amended in the First Amendment to state:

                  "Contribution of Assets, Assumption of Liabilities and Distribution of Cool Classics, Inc. Common Stock. The contribution of all of the tangible assets and intellectual property rights of PCA to Cool Classics, Inc., a Nevada corporation ("New PCA"), New PCA's assumption of substantially all the liabilities of any kind whatsoever of PCA so that $1.00 in liabilities of any kind whatsoever remain in PCA at the Effective Time (the "PCA Liabilities") and the distribution of the Common Stock of Cool Classics, Inc. to certain PCA creditors in lieu of foreclosure (the "Distribution") will be completed on or before the Effective Time (the "Distribution Effective Time"). Such contribution shall not include, among other items, all claims for refund of Taxes and other governmental charges of whatever nature relating to the business of for periods prior to the Closing Date. The amount of liabilities of any kind whatsoever remaining in PCA after the Distribution Effective Time will not exceed the PCA Liabilities. The Distribution will be effected in compliance with all applicable laws, including without limitation the applicable provisions of the Delaware General Corporation Law and any other applicable state laws. The consummation of the Distribution will not require any consent, release, waiver or approval that would adversely affect PCA. The consummation of the Distribution will not give rise to or trigger the application of any right of any third party that has not been waived by such party in a writing signed by it. The consummation of the Distribution will not conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, (a) any provision of the Certificate of Incorporation or Bylaws of the PCA, (b) any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, "PCA Material Contract" (as defined in Section 3.16) or other instrument or obligation (whether oral or in writing) to which PCA is or was a party or by which the PCA is or was bound, or (c) any federal, state, local or foreign statute, Law, concession, grant, franchise, Permit or other governmental authorization or approval applicable to PCA or any of its Subsidiaries."

shall be amended and restated in its entirety as follows:

                  "Contribution of Assets, Assumption of Liabilities and Distribution of Cool Classics, Inc. Common Stock. The contribution of all of the tangible assets and intellectual property rights of PCA to Cool Classics, Inc., a Nevada corporation ("New PCA"), New PCA's assumption of substantially all the liabilities of any kind whatsoever of PCA so that, unless otherwise agreed by the Company and PCA prior to the Effective Date, $1.00 in liabilities of any kind whatsoever remain in PCA at the Effective Time (the "PCA Liabilities") and the distribution of the Common Stock of Cool Classics, Inc. to certain PCA creditors in lieu of foreclosure (the "Distribution") will be completed on or before the Effective Time (the "Distribution Effective Time"). Such contribution shall not include, among other items, all claims for refund of Taxes and other governmental charges of whatever nature relating to the business of for periods prior to the Closing Date. The amount of liabilities of any kind whatsoever remaining in PCA after the Distribution Effective Time will not exceed the PCA Liabilities, unless otherwise agreed by the Company and PCA prior to the Effective Date. The Distribution will be effected in compliance with all applicable laws, including without limitation the applicable provisions of the Delaware General Corporation Law and any other applicable state laws. The consummation of the Distribution will not require any consent, release, waiver or approval that would adversely affect PCA. The consummation of the Distribution will not give rise to or trigger the application of any right of any third party that has not been waived by such party in a writing signed by it. The consummation of the Distribution will not conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, (a) any provision of the Certificate of Incorporation or Bylaws of the PCA, (b) any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, "PCA Material Contract" (as defined in Section 3.16) or other instrument or obligation (whether oral or in writing) to which PCA is or was a party or by which the PCA is or was bound, or
(c) any federal, state, local or foreign statute, Law, concession, grant, franchise, Permit or other governmental authorization or approval applicable to PCA or any of its Subsidiaries."

         13. MISCELLANEOUS. This Amendment shall be limited solely to the matters expressly set forth herein and all terms and conditions of the Merger Agreement and First Amendment shall remain in full force and effect, except as modified by this Amendment. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Agreement and Plan of Merger and Reorganization as of the date set forth in the first paragraph hereof.

                                    PARENTECH, INC.



                                    By:
                                       -----------------------------------------
                                       Name:    Scott D. Landow
                                       Title:   President

                                    PREMIER CLASSIC ART, INC.



                                    By:
                                       -----------------------------------------
                                       Name:    Charles F. Trapp
                                       Title:   Chief Executive Officer

                                    EXHIBIT B

                                 Parentech, Inc.

                                  B Y - L A W S

                                    --oo0oo--

                                    ARTICLE I
                                  STOCKHOLDERS


         SECTION 1.1. Annual Meetings. An annual meeting of stockholders to elect directors and transact such other business as may properly be presented to the meeting shall be held on such date during the month of May in each year as shall be fixed by the Board of Directors, at such time and at such place, within or without the State of Delaware, as shall be determined by the Board of Directors.

         SECTION 1.2. Special Meetings. Special meetings of the stockholders may be called at any time by the Board of Directors, its Chairman, the Executive Committee, if any, or the President and shall be called by any of them or by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by holders of record of a majority of the shares of stock that would be entitled to be voted on such matter or matters if the meeting were held on the day such request is received and the record date for such meeting were the close of business on the preceding day. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting.

         SECTION 1.3. Notice of Meeting. For each meeting of stockholders written notice shall be given stating the place, date and hour and, in the case of a special meeting, the purpose or purposes for which the meeting is called and, if the list of stockholders required by Section 1.9 is not to be at such place at least 10 days prior to the meeting, the place where such list will be. Except as otherwise provided by Delaware law, the written notice of any meeting shall be given not less than 10 days nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

         SECTION 1.4. Quorum. Except as otherwise required by Delaware law or the Certificate of Incorporation, the holders of record of a majority of the shares of stock entitled to be voted present in person or represented by proxy at a meeting shall constitute a quorum for the transaction of business at the meeting, but in the absence of a quorum the holders of record present or represented by proxy at such meeting may vote to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is obtained. At any such adjourned session of the meeting at which there shall be present or represented the holders of record of the requisite number of shares, any business may be transacted that might have been transacted at the meeting as originally called.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 1.5. Chairman and Secretary at Meeting. At each meeting of stockholders the Chairman of the Board, or in his absence the person designated in writing by the Chairman of the Board, or if no person is so designated, then a person designated by the Board of Directors, shall preside as chairman of the meeting; if no person is so designated, then the meeting shall choose a chairman by plurality vote. The Secretary, or in his absence a person designated by the chairman of the meeting, shall act as secretary of the meeting.

         SECTION 1.6. Voting; Proxies. Except as otherwise provided by Delaware law or the Certificate of Incorporation, and subject to the provisions of
Section 1.10:

                           (a) Each stockholder shall at every meeting of the
                  stockholders be entitled to one vote for each share of capital stock held by him.

                           (b) Each stockholder entitled to vote at a meeting of
                  stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

                           (c) Directors shall be elected by a plurality vote.

                           (d) Each matter, other than election of directors,
                  properly presented to any meeting shall be decided by a majority of the votes cast on the matter.

                           (e) Election of directors and the vote on any other
                  matter presented to a meeting shall be by written ballot only if so ordered by the chairman of the meeting or if so requested by any stockholder present or represented by proxy at the meeting entitled to vote in such election or on such matter, as the case may be.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 1.7. Adjourned Meetings. A meeting of stockholders may be adjourned to another time or place as provided in Section 1.4. Unless the Board of Directors fixes a new record date, stockholders of record for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called.

         SECTION 1.8. Consent of Stockholders in Lieu of Meeting. Any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

         SECTION 1.9. List of Stockholders Entitled to Vote. At least 10 days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared and shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 1.10. Fixing of Record Date. (a) For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the date next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

         (b) For the purpose of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         (c) For the purpose of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Parentech, Inc.
Bylaws
February 11, 2000
                                   ARTICLE II
                                    DIRECTORS


         SECTION 2.1. Number; Term of Office; Qualifications; Vacancies. The number of directors that shall constitute the whole Board of Directors shall be determined by action of the Board of Directors taken by the affirmative vote of a majority of the whole Board of Directors, but shall not be greater than nine
(9). Directors shall be elected at the annual meeting of stockholders to hold office, subject to Sections 2.2 and 2.3, until the next annual meeting of stockholders and until their respective successors are elected and qualified. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and the directors so chosen shall hold office, subject to Sections 2.2 and 2.3, until the next annual meeting of stockholders and until their respective successors are elected and qualified.

         SECTION 2.2. Resignation. Any director of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, its Chairman, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors, its Chairman, or one of the above-named officers, and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these By-Laws in the filling of other vacancies.

         SECTION 2.3. Removal. Any one or more directors may be removed, with or without cause, by the vote or written consent of the holders of a majority of the shares entitled to vote upon the election of such director or directors.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 2.4. Regular and Annual Meetings; Notice. Regular meetings of the Board of Directors shall be held at such time and at such place, within or without the State of Delaware, as the Board of Directors may from time to time prescribe. No notice need be given of any regular meeting, and a notice, if given, need not specify the purpose thereof. A meeting of the Board of Directors may be held without notice immediately after an annual meeting of stockholders at the same place as that at which such meeting was held.

         SECTION 2.5. Special Meetings; Notice. A special meeting of the Board of Directors may be called at any time by the Board of Directors, its Chairman, the Executive Committee, if any, the President or any person acting in the place of the President and shall be called by any one of them or by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by at least one director. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting. Notice of such meeting stating the time and place thereof shall be given (a) by deposit of the notice in the United States mail, first class, postage prepaid, at least two days before the day fixed for the meeting addressed to each director at his address as it appears on the Corporation's records or at such other address as the director may have furnished the Corporation for that purpose, or (b) by delivery of the notice similarly addressed for dispatch by telegraph, cable, electronic mail or facsimile or by delivery of the notice by telephone or in person, in each case at least 24 hours before the time fixed for the meeting.

         SECTION 2.6. Chairman of the Board; Presiding Officer and Secretary at Meeting. The Board of Directors may elect one of its members to serve at its pleasure as Chairman of the Board. Each meeting of the Board of Directors shall be presided over by the Chairman of the Board or in his absence by the President, if a director, or if neither is present, by such member of the Board of Directors as shall be chosen by the meeting. The Secretary, or in his absence an Assistant Secretary, shall act as secretary of the meeting, or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

         SECTION 2.7. Quorum. A majority of the whole Board of Directors shall constitute a quorum for the transaction of business, but in the absence of a quorum a majority of those present (or if only one be present, then that one) may adjourn the meeting, without notice other than announcement at the meeting, until such time as a quorum is present. Except as otherwise required by the Certificate of Incorporation or the By-Laws, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 2.8. Meeting by Telephone. Members of the Board of Directors or of any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

         SECTION 2.9. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.

         SECTION 2.10. Executive and Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors as the Board of Directors may from time to time determine. Any such committee, to the extent provided in such resolution or resolutions, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power to authorize the seal of the Corporation to be affixed to all papers that may require it but no such committee shall have such power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws; and unless the resolution shall expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Each such committee other than the Executive Committee shall have such name as may be determined from time to time by the Board of Directors.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 2.11. Compensation. A director shall receive such compensation, if any, for his service as a director as may from time to time be fixed by the Board of Directors, which compensation may be based, in whole or in part, upon his attendance at meetings of the Board of Directors or of its committees. He may also be reimbursed for his expenses in attending any meeting.


                                   ARTICLE III
                                    OFFICERS


         SECTION 3.1. Election; Qualification. The officers of the Corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may elect one or more Vice Presidents, a Controller, one or more Assistant Secretaries, one or more Assistant Treasurers, one or more Assistant Controllers and such other officers as it may from time to time determine. Two or more offices may be held by the same person.

         SECTION 3.2. Term of Office. Each officer shall hold office from time of his election and qualification to the time at which his successor is elected and qualified, unless sooner he shall die or resign or shall be removed pursuant to Section 3.4.

         SECTION 3.3. Resignation. Any officer of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, its Chairman, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors, its Chairman or one of the above-named officers, and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 3.4. Removal. Any officer may be removed at any time, with or without cause, by the vote of a majority of the whole Board of Directors.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 3.5. Vacancies. Any vacancy, however caused, in any office of the Corporation may be filled by the Board of Directors.

         SECTION 3.6. Compensation. The compensation of each officer shall be such as the Board of Directors may from time to time determine.

         SECTION 3.7. President. The President shall be the chief executive officer of the Corporation and shall have general charge of the business and affairs of the Corporation, subject, however, to the right of the Board of Directors to confer specified powers on other officers and subject generally to the direction of the Board of Directors and the Executive Committee, if any.

         SECTION 3.8. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the President, any Vice President, the Secretary and any Assistant Secretary shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporations.

         SECTION 3.9. Secretary. The Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors. He shall be custodian of the corporate seal and shall affix it or cause it to be affixed to such instruments as require such seal and attest the same and shall exercise the powers and shall perform the duties incident to the office of Secretary, subject to the direction of the Board of Directors and the Executive Committee, if any.

         SECTION 3.10. Treasurer. The Treasurer shall have care of all funds and securities of the Corporation and shall exercise the powers and shall perform the duties incident to the office of Treasurer, subject to the direction of the Board of Directors and the Executive Committee, if any.

         SECTION 3.11. Other Officers. Each other officer of the Corporation shall exercise the powers and shall perform the duties incident to his office, subject to the direction of the Board of Directors and the Executive Committee, if any.

Parentech, Inc.
Bylaws
February 11, 2000

                                   ARTICLE IV
                                  CAPITAL STOCK


         SECTION 4.1. Stock Certificates. The interest of each holder of stock of the Corporation shall be evidenced by a certificate or certificates in such forms as the Board of Directors may from time to time prescribe. Each certificate shall be signed by or in the name of the Corporation by the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. Any or all of the signatures appearing on such certificate or certificates may be a facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         SECTION 4.2. Transfer of Stock. Shares of stock shall be transferable on the books of the Corporation pursuant to applicable law or such rules and regulations as the Board of Directors shall from time to time prescribe.

         SECTION 4.3. Holders of Record. Prior to due presentment for registration of transfer the Corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

         SECTION 4.4. Lost, Stolen, Destroyed or Mutilated Certificates. The Corporation shall issue a new certificate of stock to replace a certificate theretofore issued by it alleged to have been lost, destroyed or wrongfully taken, if the owner or his legal representative (i) requests replacement before the Corporation has notice that the stock certificate has been acquired by a bona fide purchaser; (ii) agrees to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such stock certificate or the issuance of any such new stock certificate and provides such security for such indemnity as the Corporation deems necessary or desirable; and (iii) satisfies such other terms and conditions as the Board of Directors may from time to time prescribe.

Parentech, Inc.
Bylaws
February 11, 2000

                                    ARTICLE V
                                 INDEMNIFICATION


         SECTION 5.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 5.2 hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 5.2. Right of Indemnitee to Bring Suit. If a claim under
Section 5.1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses), it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including the Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including the Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense of such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 5.3. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

         SECTION 5.4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         SECTION 5.5. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.


                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         SECTION 6.1. Waiver of Notice. Whenever notice is required by the Certificate of Incorporation, the By-Laws or any provision of the Delaware General Corporation Law, a written waiver thereof, signed by the person entitled to notice, whether before or after the time required for such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

Parentech, Inc.
Bylaws
February 11, 2000

         SECTION 6.2. Fiscal Year. The fiscal year of the Corporation shall be that which is selected by the Board of Directors.

         SECTION 6.3. Corporate Seal. The corporate seal shall be in such form as the Board of Directors may from time to time prescribe, and the same may be used by causing it or a facsimile thereto to be impressed or affixed or in any other manner reproduced.


                                   ARTICLE VII
                              AMENDMENT OF BY-LAWS


         SECTION 7.1. Amendment. The By-Laws may be adopted, amended or repealed by the Board of Directors by a majority vote of the whole Board or by a majority vote of all the stockholders entitled to vote at a meeting of stockholders.

                                    EXHIBIT C

                                    AGREEMENT


This marketing and distribution agreement ("Agreement") is made by and between SII TRADING INC. ("STD") of 8, Nakase 1-chome, Mihama-Ku, Chiba-shi Chiba 261-8507, Japan, and PARENTECH, INC. ("Parentech") of 111 Deerwood Road, Suite 100, San Ramon, California 94583, (collectively, the "Parties"). The Agreement shall be effective as of the last date written on the signature page of this Agreement (the "Effective Date").

For purposes of this Agreement, "Exchange Rate" shall mean the exchange rate then in effect pursuant to Section 6 of this Agreement. Both STD and Parentech understand that the Agreement may be subject to applicable local laws, governmental registration requirements and government approvals.

1. Appointment
----------------

         Parentech hereby grants STD exclusive marketing, rental, and distribution rights (the "Marketing Rights") in Japan for the nature's cradle mechanism (the "Mechanism"), and any new models, improved versions and successor versions of the Mechanism.


2.  Territory.
-------------

         The Parties hereby agree and acknowledge that the Marketing Rights granted herein will be limited to Japan (the "Territory"). STD hereby acknowledges and agrees that it will have no Marketing Rights with regards to the Mechanism outside of the Territory, and that it will not, directly or indirectly, exercises Marketing Rights for the Mechanism outside of the Territory. In exchange for the exclusive Marketing Rights granted under this Agreement, STD agrees not to acquire, establish or in any way become affiliated with any business that sells, rents or otherwise distributes, and STD itself will not sell, rent or otherwise distribute, products that compete with the Mechanism whether within or outside the Territory. Whether or not an item is competitive will be determined in the sole discretion of Parentech


3.  Products Covered.
--------------------

         The Agreement will pertain only to Marketing Rights concerning the Mechanism and the manufacture, marketing and distribution of the related Softgoods. If Parentech decides to market additional products other than the Mechanism and related Softgoods in the Territory and STD has fulfilled all of its obligations under the Agreement as of that date, STD will have a right of first negotiation with respect to Marketing Rights concerning those additional products in the Territory before Parentech negotiates with any third party for such Marketing Rights.

         For the purposes of this Agreement, the following home use accessories to the Mechanism and Hospital use accessories to the Mechanism are referred to as the "Softgoods," and include the following:

                  a) a bassinet carrier for the Mechanism;

         Hospital use accessories to the Mechanism are;

                  a) Mounting attachment for cart;

                  b) Plastic Tub;

                  c) Cart

                  d) Mattress

4. Mechanisms for Home Use.

         4.1  Rental.

                  Parentech will lease 400 Mechanism (equivalent of 800 rentals) Mechanisms to STD to be leased by STD to parties for home use ("Home Use Mechanisms") for calendar years 2000 and 2001 at a rental fee in yen that equals $85.00 U.S. per Home Use Mechanism per six-month period ("Rental Period") based on the then-existing Exchange Rate as determined by Section 6 of this Agreement ("Semi-Annual Rental Fee"). The total annual fee for the number of the Home Use Mechanisms, will be that amount in yen which shall equal $170.00 U.S. per Home Use Mechanism per year based on the then-existing Exchange Rate as determined by
                  Section 6 of this Agreement ("Annual Rental Fee").

                  The Semi-Annual Rental Fee and the Annual Rental Fee (collectively the "Rental Fees") apply to all Home Use Mechanisms received by STD, including those actually rented to STD customers and those that are not rented, but instead remain in the possession of STD.

                  Parentech will lease a number of Home Use Mechanisms to STD for calendar years 2002, 2003 and 2004. The Parties shall negotiate in good faith and use their best efforts to determine, by November 2001, both the number of, and the rental fees for, Home Use Mechanisms to be leased in years 2002, 2003 and 2004.

                  STD shall use its best efforts to market and promote the distribution of the Home Use Mechanisms within the Territory, which best efforts shall include but not be limited to, such contract with others for the distribution of the Home Use Mechanisms. STD shall use its best efforts to ensure that STD shall perform its obligations under this Agreement in a manner consistent with promoting the reputation of, and public confidence in, the Home Use Mechanism and Parentech.


4.2 Beginning of Rental Period(s).
----------------------------------

                  Parentech's Rental Fees charged to STD are measured in six month increments, or Rental Periods. The first Rental Period for each Home Use Mechanism will be deemed to begin 30 days following its delivery to STD.

4.3 Payment of Rental Fees; Initial Rental Fee.
-----------------------------------------------

                  STD will pay to Parentech the then current Annual Rental Fee prior to the initial shipment of each Home Use Mechanism from Parentech to STD. Subsequent Rental Fees for each Mechanism will be due and payable upon receipt of invoice at the start of every six month interval, following the completion of the initial two (2) Rental Periods, and at the then current Semi-Annual Rental Fee.

4.4  Restocking Fee.
-------------------

                  If STD returns any Home Use Mechanisms to Parentech which are not defective, then STD will pay the then current Semi-Annual Rental Fee for such Home Use Mechanisms as a restocking fee, regardless of whether or not the Home Use Mechanisms are subsequently sold, leased, licensed, or in some other way transferred to a third party.

4.5 Purchase of Softgoods.
---------------------------

                  Parentech desires the right to purchase any Softgoods manufactured by STD through its elected distributor(s). STD will also use its best efforts to cause its distributor(s) to provide the Softgoods to Parentech for approval of such goods for safety, function, quality, and appearance; however, ultimate responsibility for the quality of the Softgoods remains with STD. Any Softgoods provided to Parentech will carry the Parentech brand, unless otherwise agreed by Parentech.

4.6 Acceptance Inspection
--------------------------

                  STD shall perform the acceptance inspection on the quantity and quality of Mechanism in accordance with the standards and procedures agreed between both parties separately ( "Acceptance Inspection"). In the event any Mechanisms is found in shortage or defective as a result of the Acceptance inspection, return shipping costs for defective Mechanisms sent to Parentech's manufacturing location and for replacement Mechanisms sent to STD shall be covered by Parentech.


4.7 Maintenance.
---------------

                  STD has the right to request Parentech, at its discretion, to replace or repair the Home Use Mechanisms covered by the warranty that are no longer serviceable due to defects in materials or workmanship. Parentech will provide a quantity of Mechanisms to be stocked by STD to facilitate immediate replacement; the quantity will be mutually agreed upon by the Parties in good faith on the basis of actual usage data. For purposes of this Agreement, "Actual Usage Data" means the actual number of mechanisms sold and rented to end-users and the number of defective units returned.

4.8 Warranty
------------

                Home Use Mechanisms are warranted by Parentech for replacement if Mechanism and Softgoods are non-compliant with the mechanical specifications which are mutually agreed upon by the Parties and Parentech shall also have responsibilities concerning such specifications. Return shipping costs for noncompliant Mechanisms and Softgoods sent to Parentech's manufacturing location will be covered by STD and shipping costs of replacement Mechanisms and Softgoods sent to STD will be covered by Parentech.

                Notwithstanding the foregoing, Parentech's responsibilities hereunder shall not apply to; (1) scratches on the surface of Softgoods (2) exhaustion, including wear and tear, in normal use of Softgoods (4) other defects which are agreed by both parties.


5. Mechanisms for Hospital Use.
------------------------------

         5.1  Price of Mechanism

                During calendar year 2000, Parentech will sell to STD, and STD will accept, not less than 50 Mechanisms for hospital use ("Hospital Use Mechanisms") at a price in yen equal to $250.00 U.S. per Hospital Use Mechanism at the 2000 Exchange Rate, f.o.b. Parentech's manufacturing location (the "Purchase Price"). The Purchase Price for Hospital Use Mechanisms after year 2000 will be adjusted as mutually agreed upon by the Parties in good faith. In the event that STD rents a Hospital Use Mechanism at any time, STD will become obligated to pay the then applicable Rental Fees in addition to the Purchase Price.

         5.2 Price of Softgoods

                  The price of the Softgoods described in Article 3 hereof will depend on the type of cart. Parentech will quote the hospital use Softgoods by STD's request.

         5.3 Payment

                STD shall remit Parentech all amount due for Hospital Use Mechanism purchased by STD within thirty (30) days from the end of the month of Air Way Bill date.



         5.4 Warranty.

                Hospital Use Mechanisms and Softgoods are warranted by Parentech for twelve months from date of STD' receipt. Mechanism and Softgoods that are defective in design, specification, material and workmanship may be returned to Parentech for credit or replacement. All return shipping costs for Mechanisms and Softgoods in warranty will be covered by Parentech.



                Notwithstanding the foregoing, Parentech's responsibilities hereunder shall not apply to; (1) scratches on the surface of Softgoods (2) exhaustion, including wear and tear, in normal use of Softgoods (3) other defects which are agreed by both parties

         5.5 Service


                STD has the right to request Parentech, at its discretion, to replace or repair Mechanisms and Softgoods covered by the warranty that are no longer serviceable due to defects in materials or workmanship. Parentech will provide a quantity of Mechanisms to be stocked by STD to facilitate immediate replacement; the quantity will be mutually agreed upon by the parties based on sales volume.

         5.6 Title and Risk

                Title and risk of loss or damage to Mechanism and Softgoods shall pass to STD at the Parentech's manufacturing location.

6. Method of Determining Exchange Rate
--------------------------------------


                For calendar year 2000 transactions, the Rental Fees will be based on the Exchange Rate published in the Japan Economic Journal (Nippon Keizai Shimbun) on the date the Agreement is executed (the "2000 Exchange Rate").

                For calendar year 2001 transactions, the Rental Fees will be based on the Exchange Rate published in the Japan Economic Journal (Nippon Keizai Shimbun) on January 1, 2001, unless that date is not a business day in Japan, then the exchange rate will be based on the first regular business day following January 1, 2001 (the "2001 Exchange Rate").

                For all subsequent years' transactions under the Agreement, the rental fees will be based on the Exchange Rate published in the Japan Economic Journal (Nippon Keizai Shimbun) on January 1 of each calendar year, unless that date is not a business day in Japan, then the Exchange Rate will be based on the first regular business day following that date.

                Notwithstanding anything in this Agreement, if the exchange rate between the U.S. dollar and the Japanese yen published in the Japan Economic Journal (Nippon Keizai Shimbun) should change (up or down) by more than twenty percent (20%) from the Exchange Rate then in effect (the "Exchange Rate Limitation"), and said Exchange Rate would be in effect for more than three
                (3) months after the date such change occurs, then the party adversely affected by such change may request renegotiation of the rental rates and prices set forth in this Agreement. Within fifteen (15) days of such request, the Parties shall negotiate in good faith to agree upon an equitable adjustment to the Exchange Rate then in effect, which adjustment will be retroactive to the date on which the Exchange Rate Limitation was exceeded. If the parties are not able to reach agreement on an adjustment to the Exchange Rate, then the party adversely affected by the expedience of the Exchange Rate Limitation may terminate this Agreement immediately.

7.  Promotional Activity
-------------------------

         7.1 STD's Activity

           STD shall exert its best efforts to promote the sale of Mechanism and Softgoods in Territory through adequate market research and advertisement in its own name and its account.

         7.2 Information

           Parentech shall supply STD from time to time with advertising materials and information, including the U.S. market conditions, which STD considers necessary for the promotion of the sales and the rental of Mechanism and Softgoods.



8.  Report

         STD shall furnish Parentech every month with the written report, which contains the quantity stocked, the sales and rental results of the Mechanism, the prospect of sale and rental of the Mechanism, the reputation of the Mechanism in Territory, address and names of customers, and complaints from customers. STD shall further report on matters as may be requested by Parentech from time to time

9. Regulatory Approvals.

        Parentech shall obtain and maintain all permits, licenses and government registrations necessary or appropriate to perform hereunder and shall make all filings with governmental authorities required of this Agreement by applicable law, including without limitation registering with the applicable provincial or state administration of foreign exchange and other authorities necessary to enable STD to make payments to Parentech in U.S. Dollars (collectively, "Regulatory Permits"), provided however that STD shall use its best efforts to assist Parentech in obtaining such Regulatory Permits at Parentech's request. STD, its employees and agents shall at all times in carrying out the terms of this Agreement abide by, and be in full compliance with, the laws, regulations and practices of their Country and Territory. On Parentech's request, STD shall provide Parentech with written assurances of such compliance. STD will determine the need to obtain Kosheisho approval for the Mechanism, and if such approval is necessary, will obtain the approval at the cost of STD. STD will determine the need to obtain the S-Mark for the product, and if such approval is necessary, will assist Parentech in obtaining the mark at the cost of STD. In the event that the Agreement is terminated prior to December 31, 2004 and Parentech continues to sell its products in Japan using a Kosheisho approval or S-Mark obtained by STD, Parentech will reimburse STD pro rata for its expenses paid in obtaining that approval, based on the portion of the Agreement's Initial Term remaining at the time of termination.


10.  Product Branding.
---------------------

        Parentech will obtain at its option and its expense, trademark protection in Japan for the trademark PARENTECH and any other trademarks (on behalf of Parentech and in Parentech's name) to be used in exercising Marketing Rights for the Mechanism and the Softgoods in Japan pursuant to this Agreement. Notwithstanding the foregoing, however, Parentech will retain all rights to ownership and use of these trademarks, in Japan and elsewhere, and will grant a license to STD to use these trademarks solely for use in exercising their Marketing Rights under this Agreement. Notwithstanding anything to the contrary contained herein, STD may use any of its own trademarks selected by STD at its discretion in exercising its Marketing Rights concerning the Mechanism and the Softgoods pursuant to this Agreement.

11.  Term of Agreement.
----------------------

      11.1 Expiration and Renewal.
      ---------------------------

                  The Agreement will have a term commencing with its execution and concluding on December 31, 2004 ("Initial Term"). The Agreement will be automatically renewed for five successive one (1) year terms (the "Renewal Terms"), unless notice of non-renewal is given at least one hundred eighty (180) days prior to the expiration of the Initial Term or of any Renewal Term, as the case may be, but if renewal occurs by failure to give notice of termination, a Renewal Term will not take effect until the parties have agreed on adjustments to the Purchase Prices and Rental Fees set forth in the Agreement or have affirmatively agreed not to change such Purchase Prices and Rental Fees.

                  Notwithstanding the provision of the Article11.1 and Article 21 hereof, the provisions of the Article 4.8, 5.4, 5.5, 11.1, 12, 13, 14, 15, 16, and 17 hereof shall survive the termination or cancellation of this Agreement.

         STD hereby acknowledges and agrees to meet a minimum performance guarantee described in Article 4.1 and 5.1 hereof. ("Performance Guarantee").

         Each year, STD undertakes to meet the Performance Guarantee. If, in any year, STD does not meet the Performance Guarantee (or if the parties have not agreed on a Performance Guarantee for any given year), the Parties shall work together in good faith to identify the reasons for such failure, and each shall use its best efforts to resolve the problem. In order to facilitate resolution of the problem, STD will submit in writing to Parentech the reasons for such failure within thirty (30) days. Parentech undertakes to be reasonable in its assessment of STD's failure to meet the Performance Guarantee.

         If Parentech and STD are unable to agree that STD's failure to meet the Performance Guarantee was reasonable (or if the Parties cannot agree on a Performance Guarantee for any given year), STD will lose its exclusive Marketing Rights for the Mechanism and softgoods for the remainder of the term of the Agreement, but the other terms of the Agreement will remain in effect. STD may avoid the loss of its exclusive rights by paying any shortfall to Parentech within thirty
         (30) days of Parentech's notice to STD that STD has not met the Performance Guarantee in any year. If STD does not meet the Performance Guarantee for two (2) consecutive years, then Parentech, may, in its sole discretion, have, as its sole remedy, the right to terminate this Agreement.

         Parentech's sole and exclusive remedy for failure to meet the Performance Guarantee set forth in the paragraph above shall be to alter the Marketing Rights of STD under this Agreement, such that they are no longer exclusive. STD shall have no other liability whatsoever to Parentech by reason of failure to meet the Performance Guarantee.

12.  Confidentiality.
---------------------

    12.1 Neither party shall, without the prior written consent of the other party, disclose to any third parties except its subsidiaries, advisors and agents, any Confidential Information provided to it by the other party, nor use such Confidential Information for any purpose other than the purposes of this Agreement.

    12.2 The obligations of each party contained in this Article 13 regarding Confidential Information of the other party shall not apply to information that:

         (1)  was known to it prior to disclosure to it by the other party;
         (2)  is or becomes publicly available;
         (3) is rightfully received by it from a third party, without accompanying secrecy obligations;
         (4)  is independently developed by it;
         (5)  is approved by the other party in writing for release; or
         (6)  is required to be disclosed by law.

    12.3 The obligation of each party provided in this Article 13 regarding the Confidential Information of the other party shall terminate after three (3) years from the date of disclosure of such Confidential Information.



13.  Products Liability.
-----------------------

    13.1 Parentech shall indemnify, defend and hold STD harmless from any and all liabilities, damages, losses, costs and expenses (including legal fees and other legal expenses) arising from or relating to any personal injury (including death) or physical damage to tangible property, which arise out of or relate to any actual or alleged defect in design, workmanship or materials, of any Mechanism and Softgoods, and Bassinets which consist of Mechanism and Softgoods ("Bassinets") purchased by STD under this Agreement.

    13.2 Parentech's obligations under Section 13.1 shall not apply to liabilities, damages, losses, costs and expenses (including legal fees and other legal expenses) caused by: (i) unauthorized modification, change or addition to the Mechanism and Softgoods by persons other than Parentech; or (ii) instruction, direction or specification indicated by STD.

    If Parentech is requested but is not permitted by law to defend or settle such claims, Parentech shall reimburse STD for the costs and lawyers' fees reasonably incurred by STD in defense or settlement.

14.  Indemnities for Infringement.
----------------------------------

        14.1 If any of the Mechanism or Softgoods or Bassinets or processes used in the manufacture thereof become the subject of a claim, suit or other proceeding for infringement of a patent, copyright or any other intellectual property right (including, but not limited to, misappropriation of trade secrets), Parentech shall indemnify, defend and hold STD and its customers, distributors or users harmless from and against any losses, damages, costs, expenses (including attorneys' fees) and other liabilities of any nature arising therefrom. Without limiting the generality of the foregoing, Parentech shall, at its option and expense, either promptly procure for STD the right to continue using the Mechanism or Softgoods thereof which are subject to the claim, suit or other proceeding in question, or promptly modify the Mechanism, Softgoods or Bassinets which are subject to the claim, suit or other proceeding in question, or promptly modify the Mechanism, Softgoods or Bassinets which are subject to the claim, suit or other proceeding in question, so that they are non-infringing, without materially altering the performance, characteristics or functions thereof.

        14.2 In the event of any claim, suit or other proceeding for which STD seeks indemnification from Parentech, as a condition precedent to Parentech's obligations hereunder, STD shall:

        14.2.1 promptly notify Parentech in writing of any such claim, suit or other proceeding or the threat thereof;

        14.2.2 permit Parentech to have the sole right and authority to defend, prosecute, negotiate, compromise and otherwise handle such claim, suit or other proceeding or threat thereof; and

        14.2.3 cooperate with Parentech, including, without limitation, providing such information as Parentech may reasonably request.

        14.3 If for any reasonable business justification Parentech is unable to assume the defense, prosecution, negotiation, compromise or other handling of any claim, suit or other proceeding for which STD seeks indemnity, STD shall, at Parentech's cost and in strict accordance with Parentech's instructions, defend, prosecute, negotiate, compromise and otherwise handle such claim, suit or other proceeding. STD shall advise Parentech in writing as to all material aspects relating to such claim, suit or other proceeding and, in any event, shall report to Parentech thereon in writing on a regular basis. In no event shall STD compromise or otherwise settle such claim, suit or other proceeding without Parentech's prior written consent. If STD fails to obtain Parentech's prior written consent to any such compromise or settlement, STD shall be solely responsible for all costs of such compromise or other settlement.

15.  Governing Law
-------------------

        STD acknowledges that Parentech is based in the State of California, U.S.A. and requires uniformity and consistency in the laws under which it deals with all of its domestic and international distributors. Accordingly, this Agreement shall be governed and construed, in accordance with the laws of the State of California, without regard to its conflicts of laws rules. The United Nations Convention on Contracts for International Sale of Goods shall not apply to this Agreement.

16.  Dispute Resolution.
-----------------------

16.1 All disputes, controversies or differences which may arise between the parties hereto, out of or in relation to or in connection with this Agreement, or any obligations hereunder by either party hereto, or for the breach thereof, shall be finally settled by arbitration without recourse to the courts. It shall be conducted before a single arbitrator. If Parentech initiates arbitration, such proceeding shall be held in the Japan Commercial Arbitration Association of Tokyo, Japan pursuant to the Rules of the Japan Commercial Arbitration Association; if STD initiates arbitration, such proceeding shall be held in the International Chamber of Commerce of Oakland, California pursuant to the Rules of the American Arbitration Association for Commerical Arbitration. The arbitration process, including selection of the arbitrator, exchanges or request for information and the arbitration hearing, shall be completed within 60 days following the initiation of the arbitration by either party, and the actual arbitration hearing shall be limited to one (1) day. The arbitrator shall issue a written judgment within ten (10) days following the arbitration hearing. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof. This provision is self-executing, and in the event that either party fails to appear at any properly noticed arbitration proceeding, an award may be entered against such party notwithstanding said failure to appear. This clause shall survive the termination of this Agreement.

Any ward resulting from such arbitration shall be final and binding on each party hereto and its legal successors, and shall be enforced in any court of competent jurisdiction.



17.  Attorney's Fees.
--------------------

         In the event of any litigation or arbitration hereunder, the arbitrator or court shall award costs and reasonable attorneys' fees to the prevailing party.


18.  Expenses.
-------------

         Each party shall bear its own costs and expenses with regard to the negotiation, execution and consummation of the transactions contemplated by this Agreement, including the fees of its respective attorneys, accountants or consultants. In the event that no Agreement is executed between STD and Parentech, despite diligent and good faith negotiations by both parties, neither party shall be liable to the other for any costs or expense incurred in the negotiation of this Agreement.


19.  Import and Export Controls.
-------------------------------

         STD hereby acknowledges that the Mechanism(s) are subject to United States export controls, pursuant to the U.S. Export Administration Regulations. STD shall comply with all applicable provisions of the Export Administration Regulations, and shall not export, re-export, transfer, divert or disclose, directly or indirectly, including via remote access, the Mechanisms, any confidential information contained or embodied in the Mechanisms, or any direct product thereof, except as authorized under the Export Administration Regulations. STD shall comply with all other applicable laws and regulations of the United States and the Territory pertaining to exportation or importation of the Mechanisms.

20.   Taxes
------------------

        STD will pay any and all taxes, import duties and any levies of any kind imposed by the Japanese Government.

21.  Termination
----------------

21.1     Breach

         In the event any party hereto breaches or otherwise fails to perform any part of this Agreement, or any representation or warranty proves to be false, then the other party hereto not in breach shall notify the party in breach and demand that such breach or such failure to perform be corrected. If the party in breach fails to correct the breach within thirty (30) days from the receiving date of such written notice of demand for correction, other parties may, at its sole discretion, immediately terminate this Agreement by giving the party in breach written notice of termination. Each party not in breach may claim its damages suffered by such termination against the other party in breach.

21.2     Other Reasons for Termination with Cause

         Each party hereto shall have the right to terminate this Agreement for cause upon written notice to the other party hereto in the event that the other party:

         a) files, or have been filed against it ( which filing is not dismissed within sixty (60) calendar days ), a petition to declare it insolvent or bankrupt, or make an assignment for the benefit of its creditors; or
         b)         fails to pay its debts hereto as they mature;
         c)         is dissolved or liquidated;
         d) suffers or permits the appointment of a receiver for its business or assets or enters an agreement with its creditors for the payment of its debts
         e) transfers fifty percent (50%) or more of its common capital stock in a single transaction or in a series of transactions, transfers its business and/or substantially all of its assets, or not survive a merger or corporate reorganization; or
         f) has happen against or by it any other acts similar in nature to those described in this Section 21.2(a) through (e) hereof.

                    If any party hereto is involved in any of the events enumerated in Section 21.2 (a) through (e) hereof, it shall notify the other party hereto immediately of the occurrence of such event in writing. The party which terminates this Agreement in accordance with this Section 22.2 may claim its damages suffered by such termination against the other party.

22.  Notices.
------------

         All notices and other communications hereunder shall be given in writing and delivered (a) by personal delivery, by prepaid overnight or international courier service to the addresses set forth on the signature page of this Agreement, or (b) by facsimile to such facsimile number as may be provided in writing by a party. Notices are deemed given on receipt or attempted delivery (if receipt is refused).

23. Severability.
----------------



         The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

24.Construction.
----------------



         In the interpretation and construction of this Agreement, the Parties hereby agree and acknowledge that the terms herein reflect extensive negotiations between the Parties and that this Agreement shall not be deemed to have been drafted by either party.

25. English Language.
---------------------



         English is the authoritative text of this Agreement, and all communications, arbitrations, and other adjudications hereunder shall be made and conducted in English.

26. Independent Contractor.
--------------------------



         It is understood and agreed that each of the Parties hereto shall be acting only in the capacity of an independent contractor to the other party insofar as this Agreement is concerned, and not as a partner, co-venturer, agent, employee, franchisee, or representative of the other party.

27. Entire Agreement; Modifications.
------------------------------------



         This Agreement, together with exhibits and schedules attached hereto, constitutes the entire agreement of the Parties, supersedes any and all prior and contemporaneous oral or written understanding as to the subject matter hereof, and excludes all implied representations, conditions, warranties, and other terms. Each party acknowledges that it is entering into this Agreement as a result of its own independent investigation and not as a result of any representation of the other party not contained herein. No changes or modifications of or additions to this Agreement shall be valid unless the same shall be in writing and signed by the other party hereto.

28. Force Majeure.
------------------



         Except as expressly provided elsewhere in this Agreement, neither party shall be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control including, but not limited to earthquake, fire, flood, war, embargo, strike, inability to secure materials and transportation facilities, or the intervention of any governmental authority. If such delaying cause shall continue for more than thirty (30) days, the party injured by the inability of the other to perform shall have the right, upon written notice to the other, to either (i) terminate this Agreement or (ii) treat this Agreement as suspended during the delay and reduce any commitment in proportion to the duration of the delay.

29. Assignment.
---------------

         No party to this Agreement may, voluntarily or by operation of law, assign or otherwise transfer any of his, her, or its rights or obligations under this Agreement, without obtaining the prior written consent of the other parties hereto. Any attempted assignment in violation of this Agreement shall be void and of no effect.

30. Successors and Assigns.
---------------------------

         This Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.


31.   Waiver.
------------

         No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver of any provision of this Agreement shall be binding on the parties hereto unless the party making the waiver executes it in writing.

32. No Third-Party Benefits.
----------------------------

         None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

33. Headings.
-------------

         The Section and Subsection headings used herein are for convenience or reference only, are not part of this Agreement, and are not to affect the construction of, or be taken into consideration in interpreting any provision of this Agreement.

34. Authority of Signatory.
---------------------------

         By signing this Agreement, each of the undersigned represents and warrants that it is authorized to execute this Agreement and the entity on whose behalf they are signing is bound by the terms hereof.




Accepted by:
SII TRADING INC.                         PARENTECH, INC.


By:                                       By:
      --------------------------------       ----------------------------------
      Hiroshi Aida           President        Richard D. Propper M.D.
                                              Chairman


Date:                                         Date:
     ---------------------------------              ----------------------------







14